AMENDED AND RESTATED

                RECEIVABLES FINANCING AGREEMENT

                  Dated as of October 31, 1995

                             Among

                    ANNTAYLOR FUNDING, INC.

                         as the Company

                        ANNTAYLOR, INC.

                          as Servicer

                              and

                  MARKET STREET CAPITAL CORP.

                           as Lender

                              and

                 PNC BANK, NATIONAL ASSOCIATION

                        as Administrator







-----------------------------------------------------------------
                       TABLE OF CONTENTS



                           ARTICLE I
                             LOANS

SECTION 1.01.        Commitments to Lend; Limits on
                       Lender's Obligations                               2

SECTION 1.02.        Loan Procedures                                      2

SECTION 1.03.        Borrowing Base                                       3

SECTION 1.04.        Note                                                 3

SECTION 1.05.        Principal                                            4



                          ARTICLE II
                           INTEREST

SECTION 2.01.        Interest                                             4

SECTION 2.02.        Payment Dates                                        4

SECTION 2.03.        Funding with Commercial Paper                        5




                          ARTICLE III
                          SETTLEMENTS

SECTION 3.01.         Settlement Procedures                               5

SECTION 3.02.         Deemed Collections; Reduction of
                        Outstanding Principal, Etc                        8

SECTION 3.03.         Payments and Computations, Etc.                    10

SECTION 3.04.         Treatment of Collections and Deemed
                        Collections                                      11

SECTION 3.05.         Spread Account; Customer Letter of
                         Credit                                          11



                           ARTICLE IV
                   FEES AND YIELD PROTECTION

SECTION 4.01.          Fees                                              13

SECTION 4.02.          Yield Protection                                  13

SECTION 4.03.          Funding Losses                                    15



                           ARTICLE V
                      CONDITIONS PRECEDENT

SECTION 5.01.          Conditions Precedent to Effectiveness             16

SECTION 5.02.          Conditions Precedent to All                       18




                           ARTICLE VI
                 REPRESENTATIONS AND WARRANTIES

SECTION 6.01.          Representations and Warranties of the Company     18

SECTION 6.02.          Representations and Warranties of
                         AnnTaylor                                       23




                          ARTICLE VII
         GENERAL COVENANTS OF THE COMPANY AND ANNTAYLOR

SECTION 7.01.          Affirmative Covenants                             27

SECTION 7.02           Separate Corporate Existence                      28

SECTION 7.03.          Reporting Requirements                            31

SECTION 7.04.          Negative Covenants of the Company                 33

SECTION 7.05           Negative Covenants of AnnTaylor                   35




                          ARTICLE VIII
                 ADMINISTRATION AND COLLECTION

SECTION 8.01.          Designation of Servicer                           37

SECTION 8.02.          Duties of Servicer                                38

SECTION 8.03.          Rights of the Administrator                       39

SECTION 8.04.          Responsibilities of the Company                   41

SECTION 8.05.          Further Action Evidencing Security
                         Interest                                        41

SECTION 8.06.          Application of Collections                        42





                           ARTICLE IX
                       SECURITY INTEREST

SECTION 9.01.          Grant of Security Interest                        42

SECTION 9.02.          Remedies                                          43





                           ARTICLE X
                       EVENTS OF DEFAULT

SECTION 10.01.         Events of Default                                 43

SECTION 10.02.         Remedies                                          45




                           ARTICLE XI
                       THE ADMINISTRATOR

SECTION 11.01.         Authorization and Action                          46

SECTION 11.02.         Administrator's Reliance, Etc                     46

SECTION 11.03.         PNC Bank and Affiliates                           47




                          ARTICLE XII
                ASSIGNMENT OF LENDER'S INTEREST

SECTION 12.01.         Restrictions on Assignments                       47

SECTION 12.02.         Rights of Assignee                                48

SECTION 12.03.         Evidence of Assignment                            48




                          ARTICLE XIII
                        INDEMNIFICATION

SECTION 13.01.         Indemnities                                       48




                          ARTICLE XIV
                         MISCELLANEOUS

SECTION 14.01.         Amendments, Etc                                   52

SECTION 14.02.         Notices, Etc.                                     53

SECTION 14.03.         No Waiver; Remedies                               53

SECTION 14.04.         Binding Effect; Survival                          53

SECTION 14.05.         Costs, Expenses and Taxes                         54

SECTION 14.06.         No Proceedings                                    54

SECTION 14.07.         Confidentiality of the Company
                         Information                                     55

SECTION 14.08.         Confidentiality of Program Information            57

SECTION 14.09.         Captions and Cross References                     59

SECTION 14.10.         Governing Law                                     59

SECTION 14.11.         Waiver Of Jury Trial                              59

SECTION 14.12.         Consent To Jurisdiction; Waiver Of
                         Immunities                                      60

SECTION 14.13.         Execution in Counterparts                         60

SECTION 14.14.         No Recourse Against Other Parties                 60




                           APPENDICES

APPENDIX A             Definitions



                           SCHEDULES

SCHEDULE 6.01(n)       List of Offices of the Company where
                         Records Are Kept

SCHEDULE 6.01(o)       List of Lock-Box Banks

SCHEDULE 6.01(p)-1     Forms of Contracts

SCHEDULE 6.01(p)-2     Description of Credit and Collection Policy

SCHEDULE 6.02(k)       List of Offices of the Servicer where
                         Records Are Kept

SCHEDULE 6.02(l)       List of Bank Accounts

SCHEDULE 6.01(r)       Trade Names



                            EXHIBITS

EXHIBIT 1.02(a)        Form of Borrowing Notice

EXHIBIT 1.04           Form of Note

EXHIBIT 3.01(a)        Form of Information Package

EXHIBIT 3.05           Form of Spread Account Agreement

EXHIBIT 5.01(g)        Form of Lock-Box Agreement

EXHIBIT 5.01(h)-(i)    Form of Opinion of Skadden, Arps, Slate,
                         Meagher & Flom - Enforceability

EXHIBIT 5.01(h)-(ii)   Form of Opinion of General Counsel for the
                         Company

EXHIBIT 5.01(h)-(iii)  Form of Opinion of Skadden, Arps, Slate,
                         Meagher & Flom - True Sale

EXHIBIT 5.01(h)-(iv)   Form of Opinion of Skadden, Arps, Slate,
                         Meagher & Flom - Substantive Consolidation

EXHIBIT 5.01(h)-(v)    Form of Opinion of Connecticut Counsel


=============================================================================

                      AMENDED AND RESTATED
                RECEIVABLES FINANCING AGREEMENT



     THIS IS AN AMENDED AND RESTATED RECEIVABLES FINANCING

AGREEMENT, dated as of October 31, 1995, among ANNTAYLOR FUNDING,

INC., a Delaware corporation (the "Company"), ANNTAYLOR, INC., a
                              ------------
Delaware corporation ("AnnTaylor"), as initial servicer, MARKET
                       ---------
STREET CAPITAL CORP., a Delaware corporation ("Lender"), and PNC
                                               ------
BANK, NATIONAL ASSOCIATION, a national banking association ("PNC
                                                             ---
Bank"), as administrator for Lender (in such capacity, the
----
"Administrator").  Unless otherwise indicated, capitalized terms
--------------
used in this Agreement are defined in Appendix A.
                                      ----------


                           Background
                           ----------
     1.   The Company is a limited purpose subsidiary of

AnnTaylor formed for the purpose of purchasing Receivables

generated by AnnTaylor in the ordinary course of its business.



     2.   The Company, AnnTaylor, Clipper Receivables Corporation

("Clipper"), State Street Boston Capital Corporation ("State
  ------                                               -----
Street"), as administrator, and PNC Bank, as relationship bank,
------
entered into the Receivables Financing Agreement, dated as of

January 27, 1994 (as amended prior to the date hereof, the

"Original Financing Agreement").
-----------------------------


     3.   Clipper has assigned to Lender all of its rights,

claims and obligations under the Original Financing Agreement and the other Transaction Documents pursuant to the Assignment and

Assumption Agreement, dated as of October 31, 1995 (the

"Assignment Agreement"), among Clipper, Lender, State Street and
--------------------
PNC Bank.



     4.   In connection with the assignment to Lender pursuant to

the Assignment Agreement, the parties hereto desire to amend and restate the Original Financing Agreement in its entirety as set forth herein.



     5.   The Company has, and expects to have, Pool Receivables

which the Company intends to finance pursuant to this Agreement.

The Company has requested Lender, and Lender has agreed, subject to the terms and conditions contained in this Agreement, to make loans to the Company from time to time during the term of this

Agreement, which loans will be secured by the Receivables Pool.



     6.   AnnTaylor has been requested by the Company, Lender and

the Administrator to act, and has agreed to act, as initial

Servicer.



     7.   PNC Bank has been requested, and is willing, to act as

the Administrator.



     NOW, THEREFORE, in consideration of the premises and the

mutual agreements herein contained, the parties hereto agree as follows:

======================================================================

                            ARTICLE I

                              LOANS


     SECTION 1.01.  Commitments to Lend; Limits on Lender's
                    -------------------
Obligations.  Upon the terms and subject to the conditions of this Agreement, from time to time prior to the Termination Date,

the Company may request that Lender make loans to the Company

(each being a "Loan") and Lender shall make such Loans; provided
               ----                                     --------
that no Loan shall be made by Lender if, after giving effect thereto, the then Outstanding Principal would exceed either (a)

$40,000,000 (the "Lending Limit"), or (b) the Borrowing Base then
                  -------------
in effect; and provided further that each Loan made pursuant to
               ----------------
this Section 1.01 shall have an original principal amount of at
     ------------
least $5,000,000 and shall be in integral multiples of

$1,000,000, unless the Outstanding Principal is $20,000,000 or more, in which case, each Loan shall have an original principal amount of at least $100,000 and shall be in integral multiples of

$100,000.



     SECTION 1.02.  Loan Procedures.
                    ---------------
     (a)  Notice of Loan.  Each Loan to the Company by Lender
          --------------
shall be made on notice from the Company to the Administrator substantially in the form of Exhibit 1.02(a) (each, a "Borrowing
                             ---------------           ---------
Notice") received by the Administrator not later than noon (New
------
York City time) on the Business Day next preceding the date of such proposed Loan.  Each such notice of a proposed Loan shall specify the desired amount and date of such Loan, which date shall be a Settlement Date.



     (b)  Funding of Loan.  On the date of each Loan, Lender
          ---------------
shall, upon satisfaction of the applicable conditions set forth in Article V, make available to the Administrator at the
   ---------
Administrator's Office the principal amount of its Loan in same day funds, and after receipt by the Administrator of such funds,

the Administrator will disburse such funds to an account of the

Company designated in writing by the Company in the applicable

Borrowing Notice.



     SECTION 1.03.  Borrowing Base.
                    --------------
     (a)  Computation of Borrowing Base.  On any date, the
          -----------------------------
"Borrowing Base" means an amount equal to

     NPB - LR

where:

     LR   = the Loss Reserve on such date; and

     NPB  = the Net Pool Balance on such date.



     (b)  Frequency of Computation.  The Borrowing Base shall be
          ------------------------
computed and reported, as provided in Section 3.01, as of (i) the
                                      ------------
date of the initial Loan and (ii) the Cut-Off Date for each

Settlement Period.  In addition, if the Administrator reasonably believes that there shall exist any event or occurrence that has a reasonable possibility of causing a Material Adverse Effect,

the Administrator may require the Servicer to provide a

computation of Collections received by the Company or the

Servicer since the last Cut-Off Date, the then aggregate Unpaid

Balance of all Pool Receivables and such other information

comprising a part of the Information Package that can be updated from the last Cut-Off Date for purposes of computing the

Borrowing Base as of any other date, and the Servicer agrees to do so within 5 Business Days of its receipt of the

Administrator's request.



     SECTION 1.04.  Note.  The Loans shall be evidenced by a
                    ----
replacement promissory note (as from time to time supplemented,

extended, amended, modified or further replaced from time to time, and including the Original Note for as long as it was in effect, the "Note"), substantially in the form set forth in
             ----
Exhibit 1.04, with appropriate insertions, dated the date hereof,
-----------
payable to the order of Lender in the maximum principal amount of

$40,000,000 (or, if less, in the aggregate unpaid principal

amount of all of the Loans) on the Termination Date.  The

Administrator shall record in its records, or at its option on the schedule attached to the Note, the date and amount of each

Loan made hereunder, each repayment thereof and the other

information provided for thereon.  The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Note.  The failure so to record any such information or the error in so recording any such information shall not, however, limit or otherwise

affect the actual obligations of the Company hereunder or under the Note to repay the principal amount of all Loans, together with all interest accruing thereon.



     SECTION 1.05.  Principal.  The Company shall repay the
                    ---------
principal of the Loans (i) on each Settlement Date in an amount equal to the excess, if any, of the Outstanding Principal over the Borrowing Base then in effect and (ii) in full on the

Termination Date.  Outstanding Principal shall not be considered reduced by any allocation, setting aside or distribution of any portion of Collections unless such Collections shall have been actually delivered to the Administrator pursuant hereto (or

deemed delivered pursuant to Section 3.03(a)(i)).  Outstanding
                             -----------------
Principal shall not be considered reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason.

======================================================================
                          ARTICLE II

                            INTEREST


     SECTION 2.01.  Interest.  The Company hereby promises to pay
                    --------
interest for each Interest Period on the unpaid principal amount of each Loan (or the applicable portion thereof) for the period commencing on the date of such Loan until such Loan is paid in full, as follows:


          (a)  at all times while the making or maintenance

     of such Loan (or the applicable portion thereof) by

     Lender is funded by the issuance of Commercial Paper

     Notes, the CP Rate for such Interest Period; and



          (b)  at all times while the making or maintenance

     of such Loan (or the applicable portion thereof) by

     Lender is not funded by the issuance of Commercial

     Paper Notes, the Bank Rate applicable to such Interest

     Period;


provided, however, that on any day when an Event of Default shall
-------   ------
have occurred and be continuing, the Loans shall accrue interest at a rate per annum equal to the higher of (i) the Alternate Base

Rate plus 2% per annum and (ii) the rate otherwise applicable to such Loan during such Interest Period plus 2% per annum.  The interest rate on any Loan bearing interest at the Alternate Base

Rate shall change simultaneously with each change in the

Alternate Base Rate.



     SECTION 2.02.  Payment Dates.  Interest accrued on each Loan
                    -------------
shall be payable, without duplication; (a) on the Termination

Date; (b) on the date of any payment or repayment, in whole or in part, of any principal outstanding on such Loan and (c) on each

Settlement Date.   Interest accrued on Loans after the date such

Loan is due and payable (whether on the Termination Date, upon acceleration or otherwise), together with interest on any and all other amounts remaining unpaid, shall be payable upon demand.  No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.  Interest for any Loan shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.



     SECTION 2.03.  Funding with Commercial Paper.  Lender will
                    -----------------------------
initially fund the Loans with Liquidity Loans made to Lender under the Liquidity Agreement and/or other advances made to

Lender under its other Program Support Agreements.  At such time as (i) the Fixed Charge Coverage Ratio is at least 1.00 to 1.00 for at least one full fiscal quarter, and there has been no

material adverse change in the consolidated financial condition,

business or operations of ATSC and its consolidated Subsidiaries since the end of such fiscal quarter, (ii) Standard & Poor's and

Moody's Investors Service, Inc. have confirmed that the

Commercial Paper Notes will be rated A1/P-1 after giving effect to the transaction contemplated by this Agreement, and (iii)

Lender, the Administrator and the Company have agreed upon a new

Program Fee, Lender will, to the extent that it is able to do so,

fund the Loans by the issuance of Commercial Paper Notes.

====================================================================

                          ARTICLE III

                          SETTLEMENTS


     SECTION 3.01.  Settlement Procedures.
                    ---------------------

     The parties hereto will take the following actions with

respect to each Settlement Period:


          (a)  Information Package.  On or before the fifth day
               -------------------
     of the calendar month immediately following the calendar

     month in which the Cut-Off Date for such Settlement Period occurs, or, if such day is not a Business Day, the next

     succeeding Business Day (each, a "Reporting Date"), Servicer shall deliver to the Administrator a report, substantially in the form of Exhibit 3.01 (each, an "Information
                    ------------            -----------
     Package").  In the event that the amount of Collections
     -------
     received during the Settlement Period to which an

     Information Package relates is less than the amount equal to

     (i) the Amount Payable for the related Settlement Date minus

     (ii) the amount of funds available to be drawn from the

     Spread Account on such Settlement Date, the Administrator

     shall withdraw the amount of any such deficiency from the

     Customer Letter of Credit on the Business Day next

     succeeding the applicable Reporting Date.  The Administrator shall hold the funds so withdrawn from the Customer Letter of Credit in a segregated account for application on the

     related Settlement Date pursuant to this Section 3.01.
                                              ------------


          (b)  Collections.  Servicer shall set aside for the
               -----------
     sole benefit of Lender and the Administrator all Collections received to the extent necessary to pay the Estimated Amount as it accrues (whether or not then due) that will be payable during such Settlement Period or on the next occurring

     Settlement Date; provided that, unless the Administrator
                      --------
     shall request it to do so in writing after the occurrence

     and during the continuance of an Event of Default, Servicer shall not be required to hold such Collections in a separate deposit account containing only such Collections.  So long as no Event of Default has occurred and is continuing,

     Collections received during a Settlement Period in excess of the amount to be set aside with respect to the Estimated

     Amount for such Settlement Period shall be used by the

     Company to pay the purchase price for Receivables generated by AnnTaylor, as seller, pursuant to the Purchase Agreement;

     if any Collections remain after such payment, they shall be retained by the Company for use in its sole discretion

     (subject to the terms of this Agreement).  If an Event of

     Default has occurred and is continuing, all Collections

     shall be held by Servicer pursuant to the first sentence of this paragraph (b).  On each Settlement Date, Servicer shall
          ------------
     remit to the Administrator an amount equal to the lesser of

     (1) the amount of Collections received during the Settlement

     Period related to such Settlement Date and (2) the sum of

     (i) the amount of interest on the Loans accrued during the most recently ended Interest Period (plus any interest

     previously accrued and remaining unpaid), plus (ii) the
                                               ----
     amount of principal then due and owing with respect to the

     Loans (plus any principal previously due and remaining

     unpaid), plus (iii) all fees and other amounts accrued and
              ----
     payable by the Company under this Agreement (the amount set forth in this clause (2), the "Amount Payable").  To the
                   ---------        --------------
     extent that the amount described in the foregoing clause (1)
                                                       ----------
     is less than the amount described in the foregoing

     clause (2), the Administrator shall withdraw the amount of
     ---------
     any such deficiency from the Spread Account.  All

     Collections received during the applicable Settlement Period that exceed the amount described in the foregoing clause (2)
                                                       ----------
     shall be (A) deposited by the Servicer to the Spread Account and/or (B) paid by the Servicer to the issuer of the

     Customer Letter of Credit, in each case, to the extent

     necessary to bring the sum of the funds in the Spread

     Account plus the stated amount of the Customer Letter of

     Credit up to the Enhancement Limit; unless an Event of

     Default has occurred and is continuing, all remaining

     Collections shall be available to the Company pursuant to

     the second sentence of this paragraph (b).
                                 -------------


          (c)  Order of Application of Collections Prior to
               ---------------------------------------------
     Termination Date.  Upon receipt by the Administrator of
     ---------------
     amounts on any Settlement Date pursuant to the foregoing

     paragraph (b) and any amounts withdrawn from the Customer
     ------------
     Letter of Credit pursuant to the foregoing paragraph (a)
                                                -------------
     prior to the occurrence of the Termination Date, the

     Administrator shall apply such amounts to the items

     specified in the subclauses below, in the order of priority of such subclauses:



                    (i)  to accrued and unpaid Servicer's Fee;



                    (ii)  to interest accrued during the most



          recently ended Interest Period in respect of the Loans,

          plus any such interest previously due and remaining

          unpaid;




                    (iii)  to the Program Fee accrued during the
          most recently ended Interest Period, plus any portion of the Program Fee previously due and remaining unpaid;



                    (iv)  to the extent of any principal due on

          the Loans, to such outstanding principal;



                    (v)  to accrued and unpaid amounts owed to

          the Administrator hereunder;



                    (vi)  to other accrued and unpaid amounts

          owing to Lender hereunder;



                    (vii)  on a pro rata basis, to accrued and
                                --- ----
          unpaid amounts owing to any Affected Party hereunder;
          and



                    (viii) any remaining amounts to the Spread

          Account, up to the Enhancement Limit or to the issuer

          of the Customer Letter of Credit, up to the amount

          necessary to restore the stated amount thereof to the

          Enhancement Limit, as applicable.



          (d)  Order of Application of Collections After
               -----------------------------------------
     Termination Date.  Upon receipt by the Administrator of
     ---------------
     amounts on any Settlement Date pursuant to the foregoing

     paragraph (b) and any amounts withdrawn from the Customer
     -------------
     Letter of Credit pursuant to the foregoing paragraph (a) on
                                                -------------
     or after the occurrence of the Termination Date, the

     Administrator shall apply such items to the item specified in the subclauses below, in the order of priority of such

     subclauses:



                    (i)  to accrued and unpaid Servicer's Fee;



                    (ii)  to interest accrued during the most

          recently ended Interest Period in respect of the Loans,

          plus any such interest previously due and remaining

          unpaid;



                    (iii)  to the Program Fee accrued during the

          most recently ended Interest Period, plus any such

          Program Fee previously due and remaining unpaid;



                    (iv)  to the outstanding principal of the

          Loans until reduced to zero;



                    (v)  to accrued and unpaid amounts owed to

          the Administrator hereunder;



                    (vi)  to other accrued and unpaid amounts

          owing to Lender hereunder;



                    (vii)  on a pro rata basis, to accrued and
                                --- ----
          unpaid amounts owing to any Affected Party hereunder;

          and



                    (viii)  any remaining amounts to the Company.



          (e)  Non-Distribution of Servicer's Fee.  If the
               ----------------------------------
     Administrator consents (which consent may be revoked at any time during the continuance of an Event of Default), the

     amount in respect of Servicer's Fee may be retained by

     Servicer, in which case no distribution shall be made in

     respect of the Servicer's Fee pursuant to clause (c) or (d)
                                               ----------    ---
     above, as the case may be.



          (f)  Delayed Payment.  If on any day described in this
               ---------------
     Section 3.01, a payment is not paid because the sum of (i)
     ------------
     Collections during the relevant Settlement Period, (ii) the amounts in the Spread Account and (iii) the amounts

     available to be drawn on the Customer Letter of Credit were less than the aggregate amounts payable, the next available

     Collections shall be applied to such payment.



     SECTION 3.02.  Deemed Collections; Reduction of Outstanding
                    -------------------------------------------
Principal, Etc.
--------------


     (a)  Deemed Collections.  If on any day
          ------------------


          (i)  the Unpaid Balance of any Pool Receivable is



                    (A)  reduced as a result of any defective,

          rejected or returned merchandise or services, any cash

          discount, or any adjustment by the Company or any

          Affiliate of the Company,



                    (B)  reduced or cancelled as a result of a

          setoff in respect of any claim by the Obligor thereof

          against the Company or any Affiliate of the Company

          (whether such claim arises out of the same or a related

          or an unrelated transaction), or



                    (C)  reduced on account of the obligation of

          the Company or any Affiliate of the Company to pay to

          the related Obligor any rebate or refund, or



                    (D)  less than the amount included in

          calculating the Net Pool Balance for purposes of any

          Information Package, or



          (ii)  any of the representations or warranties of the

     Company set forth in Section 6.01(l), (p) or (u) were not
                          --------------   ---    ---
     true when made with respect to any Pool Receivable, or any of the representations or warranties of the Company set

     forth in Section 6.01(l) or (u) are no longer true with
              ---------------    ---
     respect to any Pool Receivable, or



          (iii)  without duplication, the Company receives a

     Deemed Collection (as defined in the Purchase Agreement),



then, on such day, the Company shall be deemed to have received a

Collection of such Pool Receivable



                    (I)  in the case of clause (i) above, in the
                                        ----------
          amount of such reduction or cancellation or the

          difference between the actual Unpaid Balance and the

          amount included in calculating such Net Pool Balance,

          as applicable;



                    (II)  in the case of clause (ii) above, in
                                         -----------
          the amount of the Unpaid Balance of such Pool

          Receivable; and



                    (III)  in the case of clause (iii) above, in
                                          ------------
          the amount so received as a Deemed Collection.



     If the Company has paid in full the Unpaid Balance of a

Receivable, such Receivable, and any Related Security therefor,

shall be released from the security interest therein created by this Agreement, without any further act, and such Receivable shall no longer be a Pool Receivable.



     (b)  The Company's Optional Prepayment.  The Company may at
          ---------------------------------
any time elect to prepay the Loans in whole or in part, by giving the Administrator at least 3 Business Days' prior written notice of such prepayment (including the amount of such proposed

reduction and the proposed date on which such prepayment will be made),



provided that,



                    (A)  the amount of any such prepayment shall

          be not less than $100,000 and shall be an integral

          multiple of $100,000, and the Outstanding Principal

          after giving effect to such reduction shall be not less

          than $20,000,000 (unless the Outstanding Principal

          shall thereby be reduced to zero), and



                    (B)  any prepayment shall be accompanied by

          the interest accrued on the amount being prepaid, plus

          any Liquidation Fee, plus, if the Termination Date

          shall have occurred and the Outstanding Principal shall

          thereby be reduced to zero, all other amounts then due

          to the Lender or the Administrator.



     SECTION 3.03.  Payments and Computations, Etc.
                    ------------------------------


     (a)  Payments.  All amounts to be paid, remitted or
          --------
deposited by the Company or Servicer to the Administrator or any

other Person hereunder (other than amounts payable under

Section 4.02) shall be paid or deposited in accordance with the
------------
terms hereof no later than 11:30 a.m. (New York time) on the day when due in lawful money of the United States of America in same day funds (i) in the case of amounts to be paid, remitted or deposited in respect of accrued and unpaid interest on the Loans or in reduction of Outstanding Principal, to the Administrator at

PNC Bank, ABA #043000096, for further credit to Account

#1002420425; Reference:  AnnTaylor Funding, (ii) in the case of all fees, expenses and other amounts (other than amounts payable under Section 4.02), to the Administrator at PNC Bank, ABA
      ------------
#043000096, Account #1-188375, Attention: Charlene Wilson, 7001,

and (iii) in all other cases to the address of the Person

entitled to such payment or deposit as such Person shall specify.



     (b)  Late Payments.  Without duplication, the Company shall,
          -------------
to the extent permitted by law, pay to Lender interest on all amounts not paid or deposited when due hereunder and the Servicer shall, to the extent permitted by law, pay to Lender interest on all amounts not remitted when due hereunder because of any

failure of the Servicer to comply with its obligations as

Servicer hereunder, in each case at 2% per annum above the
                                       --- -----
Alternate Base Rate, payable on demand, provided, however, that
                                        --------  -------
such interest rate shall not at any time exceed the maximum rate permitted by applicable law.



     (c)  Method of Computation.  All computations of interest,
          ---------------------
Liquidation Fee, any fees payable under Sections 4.01(b) and any
                                        ----------------
other fees payable by the Company to Lender or the Administrator in connection with Loans hereunder shall be made on the basis of a year of 360 days (other than interest calculated by reference to the Alternate Base Rate, in which case such calculation shall be made on the basis of a year of 365 or 366 days, as applicable)

for the actual number of days (including the first day but

excluding the last day) elapsed.



     SECTION 3.04.  Treatment of Collections and Deemed
                    -----------------------------------
Collections.  The Company shall forthwith deliver to Servicer all
-----------
Collections deemed received by the Company pursuant to Section
                                                       -------
3.02(a), and Servicer shall hold or distribute such Collections
------
pursuant to the terms hereof to the same extent as if such

Collections had actually been received on the date of such

delivery to Servicer.  During the continuance of an Event of

Default, if requested by the Administrator, Servicer shall cause such deemed Collections to be paid on the second Business Day after they arise to the Lock-Box Bank or, if Collections are being paid to the Administrator pursuant to Section 8.03(c), to
                                            ---------------
the Administrator.  So long as the Company shall hold any

Collections or deemed Collections required to be paid to Servicer or the Administrator, it shall hold such Collections for the sole benefit of the Lender and the Administrator and shall clearly mark its records to reflect such benefit (subject to the

Company's right to use certain Collections to pay the purchase price due under the Purchase Agreement as set forth in Section
                                                       -------
3.01(b)); provided that unless the Administrator shall request it
------    --------
to do so in writing after the occurrence and during the

continuance of an Event of Default, the Company shall not be required to hold such Collections in a separate deposit account containing only such Collections.



     SECTION 3.05.  Spread Account; Customer Letter of Credit.
                    -----------------------------------------

(a)  Unless the Company has delivered a Customer Letter of Credit pursuant to Section 3.05(e),  the Company, for the benefit of
            ---------------
Lender, shall establish and maintain or cause to be established and maintained in the name of the Company, on behalf of Lender,

with PNC Bank, a segregated account (the "Spread Account"),
                                          --------------
bearing a designation clearly indicating that the funds deposited therein are held for the benefit of Lender.  The Spread Account,

all funds deposited therein from time to time, all investments of such funds and all proceeds of any of the foregoing shall be subject to a pledge and security interest in favor of the

Administrator for the benefit of Lender pursuant to an agreement substantially in the form attached hereto as Exhibit 3.05 (such
                                             ------------
agreement, as further amended, supplemented or otherwise modified from time to time, being the "Spread Account Agreement").
                              ------------------------


     (b)  Except as expressly provided in this Agreement,

Servicer agrees that it shall have no right of setoff or banker's lien against, and no right to otherwise deduct from, any funds held in the Spread Account for any amount owed to it by the

Administrator or Lender.



     (c)  Funds on deposit in the Spread Account shall be

invested at the direction of Servicer in accordance with the

Spread Account Agreement; provided, however, investments of funds
                          --------  -------
representing Collections collected during any Settlement Period shall be invested in investments that will mature so that such funds will be available for transfer on the applicable Settlement

Date with respect to such Settlement Period.  All interest and other investment earnings (net of losses and investment expenses)

on funds on deposit in the Spread Account shall be added to the balance in the Spread Account and applied in accordance with this

Agreement.



     (d)  If on any Settlement Date, no Event of Default has

occurred and is continuing and the amount of funds in Spread

Account, after giving effect to all withdrawals therefrom on such date, exceeds 1.5% of the Lending Limit (the "Enhancement
                                              -----------
Limit"), the amount of such excess shall be released to the
-----
Company.



     (e)  The Company may, at its option, in lieu of establishing and maintaining the Spread Account, deliver to the Administrator,

for the benefit of Lender, and maintain in force until the Final

Payout Date, one or more irrevocable letters of credit

(collectively, with any substitutions therefor and replacements thereof, the "Customer Letter of Credit"), with a stated amount
              -------------------------
equal to the Enhancement Limit, from, or confirmed by, a bank or other financial institution whose short term unsecured debt

obligations are rated at least A-1 by Standard and Poor's

Corporation and P-1 by Moody's Investors Service, Inc., and who

is otherwise acceptable to the Administrator (whose acceptance shall not be unreasonably withheld), and in a form reasonably acceptable to the Administrator, together with an opinion of counsel for such Customer Letter of Credit issuer acceptable in form and substance to the Administrator; provided that a copy of
                                         --------
such Customer Letter of Credit shall have been provided to

Standard & Poor's Corporation and Moody's Investors Service, Inc.

and they shall have either confirmed (orally or in writing) the rating of the Commercial Paper Notes or waived (orally or in writing) such requirement of confirmation.



     (f)  The Company may satisfy its obligations pursuant to

this Section 3.05 by providing both a Spread Account and a
     -----------
Customer Letter of Credit, provided that the sum of the amount of
                           --------
funds from time to time in the Spread Account plus the stated

amount from time to time of the Customer Letter of Credit is at least equal to the Enhancement Limit.  In the event that the

Company has provided a Customer Letter of Credit and the issuer of such Customer Letter of Credit (including any issuer of a confirming letter of credit) is downgraded below the ratings required pursuant to the foregoing paragraph (e) (or such ratings
                                   ------------
are withdrawn), unless the Company has provided a substitute

Customer Letter of Credit satisfying the requirements of the foregoing paragraph (e) or the Company has deposited in the
          ------------
Spread Account the amount necessary to bring the amount therein up to the Enhancement Limit, in each case, on or prior to two (2)

Business Days after such downgrading or withdrawal, the

Administrator shall withdraw the full stated amount of the

Customer Letter of Credit and deposit it in the Spread Account.

If the Customer Letter of Credit has a stated expiration date that is earlier than the Final Payout Date, unless the Company has substituted therefor another Customer Letter of Credit

satisfying the requirements of the foregoing paragraph (e) or
                                             -------------
deposited into the Spread Account the amount necessary to bring the amount of funds therein up to the Enhancement Limit on or before two (2) Business Days prior to the stated expiration date,

the Administrator shall withdraw the full stated amount of the

Customer Letter of Credit and deposit such funds into the Spread

Account.


===================================================================
                           ARTICLE IV

                   FEES AND YIELD PROTECTION



     SECTION 4.01.  Fees.  The Company shall pay to the
                    ----
Administrator for the account of the Lender certain fees payable in such amounts and on such dates as are set forth in the fee letter, dated as of the date hereof (as amended or supplemented from time to time, the "Fee Letter") among the Company, AnnTaylor
                        ----------
and the Administrator.



     SECTION 4.02.  Yield Protection.
                    ----------------

     (a)  If (i) Regulation D or (ii) any Regulatory Change

occurring after the date hereof



          (A)  shall subject an Affected Party to any tax, duty

     or other charge with respect to any Loan owned by, owed to or funded by it, or any obligations or right to make Loans or to provide funding therefor, or shall change the basis of taxation of payments to the Affected Party of any part of

     the Loans owned by, owed to or funded in whole or in part by it or any other amounts due under this Agreement in respect of the Loans (or any portion thereof) owned by or funded by it or its obligations or rights, if any, to make Loans or to provide funding therefor (except for changes in the rate of any tax which is a franchise tax or a tax on the net income of such Affected Party imposed by the United States of

     America, by any jurisdiction in which such Affected Party's principal executive office is located and, if such Affected

     Party's principal executive office is not in the United

     States of America, by any jurisdiction where such Affected

     Party's principal office in the United States is located);

     or



          (B)  shall impose, modify or deem applicable any

     reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve

     included in the determination of the interest rate

     applicable to the Loans), special deposit or similar

     requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity

     deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected

     Party; or



          (C)  shall change the amount of capital maintained or

     required or requested or directed to be maintained by any

     Affected Party in respect of the transactions contemplated hereby; or



          (D)  shall impose any other condition affecting any

     Loan owned by, owed to or funded in whole or in part by any

     Affected Party, or its obligations or rights, if any, to

     make Loans or to provide funding therefor;



     and the result of any of the foregoing is or would be


          (x)  to increase the cost to (I) an Affected Party

     funding or making or maintaining any Loans (or any portion thereof), any purchases, reinvestments, or loans or other

     extensions of credit under any Program Support Agreement or any commitment of such Affected Party with respect to any of the foregoing, or (II) the Administrator for continuing its or the Company's relationship with Lender,



          (y)  to reduce the amount of any sum received or

     receivable by an Affected Party under this Agreement, or

     under any Program Support Agreement with respect thereto, or



          (z)  in the sole determination of such Affected Party,

     to reduce the rate of return on the capital of an Affected

     Party as a consequence of its obligations hereunder or

     arising in connection herewith to a level below that which such Affected Party could otherwise have achieved,



then within thirty days after demand by such Affected Party

(which demand shall be accompanied by a statement setting forth the basis of such demand), the Company shall pay directly to such

Affected Party such additional amount or amounts as will

compensate such Affected Party for such additional or increased cost or such reduction.



     (b)  Each Affected Party will promptly notify the Company

and the Administrator of any event of which it has knowledge which will entitle such Affected Party to compensation pursuant to this Section 4.02; provided, however, no failure to give or
        ------------  --------  -------
delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation except that no

Affected Party shall be entitled to compensation under this

Section 4.02 with respect to any increased costs or reduced
------------
return incurred more than 90 days prior to the date on which a responsible officer of such Affected Party had actual knowledge and notified the Company of the event giving rise to such

increased cost or reduced return.



     (c)  In determining any amount provided for or referred to in this Section 4.02, an Affected Party may use any reasonable
        ------------
averaging and attribution methods that it reasonably shall deem applicable; provided that such Affected Party shall not be
            --------
arbitrary with respect to requesting similar compensation with respect to similar transactions to the extent it is entitled to do so pursuant to the applicable agreements.  Any Affected Party when making a claim under this Section 4.02 shall submit to the
                               ------------
Company a statement as to such increased cost or reduced return

(including calculation thereof in reasonable detail), which

statement shall, in the absence of demonstrable error, be

conclusive and binding upon the Company.



     (d)  Any Affected Party which is a participant shall only be entitled to amounts under this Section 4.02 to the extent that
                               ------------
such amounts, together with all amounts due to the Person selling such participation under this Section 4.02, do not exceed the
                              -------------
amounts that would have been due to such Person under this

Section 4.02 if the participation had not been entered into or
-----------
sold.




     SECTION 4.03.  Funding Losses.  In the event that any
                    --------------
Liquidity Bank shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or

reemployment of deposits or other funds acquired by such

Liquidity Bank to make any Liquidity Loan or maintain any

Liquidity Loan, but not including loss of anticipated profit) as a result of any Loan not being made in accordance with a request therefore under Section 1.02 (other than by reason of the failure
                ------------
of Lender to fund such Loan pursuant to its commitment) or as a result of any Loan being paid on a date other than a Settlement

Date, then, upon written notice from the Administrator to the

Company and Servicer, but without duplication of any Liquidation

Fee paid by the Company, the Company shall pay to Servicer, and

Servicer shall remit such amount paid by the Company to the

Administrator for the account of such Liquidity Bank, the amount of such loss or expense.  Such written notice (which shall

include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon the Company and

Servicer.



====================================================================
                           ARTICLE V

                      CONDITIONS PRECEDENT



     SECTION 5.01.  Conditions Precedent to Effectiveness.  The
                    -------------------------------------
effectiveness of this Amended and Restated Receivables Financing

Agreement is subject to the condition precedent that the

Administrator shall have received, on or before the date of such effectiveness, the following, each (unless otherwise indicated)

dated such date and in form and substance satisfactory to the

Administrator:



          (a)  A copy of the resolutions of the Board of

     Directors of each of the Company and AnnTaylor approving

     this Agreement and the other Transaction Documents to which it is a party to be delivered by it hereunder and the

     transactions contemplated hereby, certified by its Secretary or Assistant Secretary;



          (b)  Good standing certificates for the Company issued

     by the Secretaries of State of Delaware and Connecticut;

     good standing certificates for AnnTaylor issued by the

     Secretaries of State of New York and Delaware;




          (c)  A certificate of the Secretary or Assistant

     Secretary of each of the Company and AnnTaylor certifying

     the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction

     Documents to be delivered by it hereunder (on which

     certificate the Administrator and Lender may conclusively

     rely until such time as the Administrator shall receive from the Company or AnnTaylor, as the case may be, a revised

     certificate meeting the requirements of this subsection

     (c));



          (d)  The Certificate of Incorporation of each of the

     Company and AnnTaylor, duly certified by the Secretary of

     State of Delaware, as of a recent date acceptable to

     Administrator, together with a copy of the by-laws of each of the Company and AnnTaylor, duly certified by the

     Secretary or an Assistant Secretary of the Company or

     AnnTaylor, as the case may be;



          (e)  Copies of proper assignments of, and amendments

     to, the financing statements (Form UCC-1) filed in

     connection with the transactions contemplated by the

     Original Financing Agreement, and copies of proper financing statements (Form UCC-1) naming the Company as the debtor and

     Lender as the secured party, filed or delivered to the

     Lender or the Administrator for filing;



          (f)  A search report updating the search report

     delivered in connection with the Original Financing

     Agreement provided in writing to the Administrator by LEXIS

     Document Service, listing all effective financing statements that name the Company or AnnTaylor as debtor and that are

     filed in the jurisdictions in which filings were made

     pursuant to subsection (e) above and in such other
                 -------------
     jurisdictions that Administrator shall reasonably request,

     together with copies of such financing statements (none of which shall cover the Receivables Pool or any interests

     therein other than those in favor of Clipper);



          (g)  Duly executed copies of Lock-Box Agreements with

     each of the Lock-Box Banks;



          (h)  Opinions of (i) Skadden, Arps, Slate, Meagher &

     Flom, special counsel to the Company, in substantially the form of Exhibits 5.01(h)-(i), 5.01(h)-(iii) and 5.01(h)-
             -------------------   -------------     --------
     (iv), (ii) Jocelyn F.L. Barandiaran, general counsel for the
     ----------
     Company, in substantially the form of Exhibit 5.01(h)-(ii)
                                           -------------------
     and (iii) Tyler, Cooper & Alcorn, special Connecticut

     counsel to the Company, in substantially the form of Exhibit
                                                          -------
     5.01(h)-(v);
     -----------


          (i)  Such powers of attorney as the Administrator shall

     reasonably request to enable the Administrator to collect

     all amounts due under any and all Pool Receivables;




          (j)  A pro forma Information Package, assuming a Cut-
                 ---------
     Off Date of October 27, 1995;



          (k)  The Assignment Agreement, duly executed by

     Clipper, State Street, Lender and the Administrator;



          (l)  The Liquidity Agreement, duly executed by Lender,

     the Liquidity Agent and each Liquidity Bank;



          (m)  The Spread Account Agreement, duly executed by the

     parties thereto;



          (n)  An amendment to the Purchase Agreement, duly

     executed by the Company and AnnTaylor;



          (o)  The Note, duly executed by the Company; and



          (p)  The Fee Letter, duly executed by the Company and

     AnnTaylor.




     SECTION 5.02.  Conditions Precedent to All Loans.  Each Loan
                    ---------------------------------
and the effectiveness of this Amended and Restated Receivables

Financing Agreement shall be subject to the further conditions precedent that on the date of such Loan or effectiveness, as the case may be, the following statements shall be true (and the

Company by accepting the amount of such Loan or executing and delivering this Agreement, as the case may be, shall be deemed to have certified that):



          (a)  the representations and warranties contained in

     Section 6.01 are correct on and as of such day as though
     ------------
     made on and as of such day and shall be deemed to have been made on such day,



          (b)  no event has occurred and is continuing, or would

     result from such Loan or effectiveness, as the case may be,

     that constitutes an Event of Default or Unmatured Event of

     Default,



          (c)  after giving effect to each proposed Loan, the

     Outstanding Principal will not exceed the Lending Limit or the Borrowing Base, and



          (d)  the Termination Date shall not have occurred.



====================================================================
                           ARTICLE VI

                 REPRESENTATIONS AND WARRANTIES



     SECTION 6.01.  Representations and Warranties of the
                    -------------------------------------
Company.  The Company represents and warrants as follows:
-------


          (a)  Organization and Good Standing.  It has been duly
               -----------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its

     business as such properties are presently owned and such

     business is presently conducted, and had at all relevant

     times, and now has, all necessary power, authority, and

     legal right to acquire and own the Pool Receivables.



          (b)  Due Qualification.  It is duly qualified to do
               -----------------
     business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all

     jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification,

     licenses or approvals except where the failure to be in good standing or to so qualify has not had and will not have a

     Material Adverse Effect.



          (c)  Power and Authority; Due Authorization.  It (i)
               --------------------------------------
     has all necessary power, authority and legal right to (A)

     execute and deliver this Agreement, the Note and the other

     Transaction Documents to which it is a party, (B) carry out the terms of the Transaction Documents, and (C) borrow the

     Loans and grant the security interest in the Receivables

     Pool on the terms and conditions herein provided and (ii)

     has duly authorized by all necessary corporate action the

     execution, delivery and performance of this Agreement, the

     Note and the other Transaction Documents to which it is a

     party and the borrowing of the Loans and the granting of the security interest in the Receivables Pool on the terms and conditions herein provided.



          (d)  Valid Security Interest; Binding Obligations.
               --------------------------------------------
     This Agreement creates a valid first priority security

     interest in the Receivables Pool in favor of the Lender,

     enforceable against creditors of, and purchasers from, the

     Company; and this Agreement constitutes, and the Note and

     each other Transaction Document to be signed by it when duly executed and delivered will constitute, its legal, valid and binding obligation enforceable in accordance with its terms,

     except as enforceability may be limited by bankruptcy,

     insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by

     general principles of equity, regardless of whether such

     enforceability is considered in a proceeding in equity or at law.



          (e)  No Violation.  The consummation of the
               ------------
     transactions contemplated by this Agreement, the Note and

     the other Transaction Documents and the fulfillment of the terms hereof will not (i) conflict with, result in any

     breach of any of the terms and provisions of, or constitute

     (with or without notice or lapse of time or both) a default under, the certificate of incorporation or by-laws of the

     Company or any indenture, loan agreement, receivables

     purchase agreement, mortgage, deed of trust, or other

     agreement or instrument to which the Company is a party or by which it or any of its properties is bound, except where such conflict, breach or default has not had and will not

     have a Material Adverse Effect, (ii) result in the creation or imposition of any Lien upon any of the Company's

     properties pursuant to the terms of any such indenture, loan agreement, receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than this

     Agreement, or (iii) violate any law or any order, rule, or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Company or any of its properties except where such

     violation has not had and will not have a Material Adverse

     Effect.



          (f)  No Proceedings.  There are no proceedings or
               --------------
     investigations pending, or to the Company's knowledge

     threatened, before any court, regulatory body,

     administrative agency, or other tribunal or governmental

     instrumentality (i) asserting the invalidity of this

     Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions

     contemplated by this Agreement or any other Transaction

     Document, or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse

     Effect.




          (g)  Bulk Sales Act.  No transaction contemplated
               --------------
     hereby requires compliance with any bulk sales act or

     similar law.



          (h)  Government Approvals.  No authorization or
               --------------------
     approval or other action by, and no notice to or filing

     with, any governmental authority or regulatory body is

     required for the due execution, delivery and performance by the Company of this Agreement or any other Transaction

     Document, except for the filing of the UCC statements and
               ------
     the assignments of, and amendments to, the UCC financing

     statements referred to in Article V, all of which, at the
                               ---------
     time required in Article V, shall have been duly made and
                      ---------
     shall be in full force and effect (or shall have been duly delivered to the Administrator).




          (i)  Financial Condition.  (x)  The balance sheet of
               -------------------
     the Company as of January 28, 1995, and the related

     statements of income and shareholders' equity of the Company for the fiscal year then ended certified by Deloitte &

     Touche, independent certified public accountants, copies of which have been furnished to the Administrator, fairly

     present the Company's financial condition, business,

     business prospects and operations as at such date and the

     results of the operations of the Company for the period

     ended on such date; and (y) since January 28, 1995, there

     has been no material adverse change in any of the Company's financial condition, business, or operations.




          (j)  Litigation.  No injunction, decree or other
               ----------
     decision has been issued or made by any court, governmental agency or instrumentality thereof that could reasonably be expected to have a Material Adverse Effect, and no written threat by any person has been made to attempt to obtain any such decision.




          (k)  Margin Regulations.  The use of all funds obtained
               ------------------
     by the Company under this Agreement will not conflict with or contravene any of Regulations G, T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.




          (l)  Quality of Title.  The Receivables Pool is owned
               ----------------
     by the Company free and clear of any Lien (other than any

     Lien arising hereunder solely as the result of any action

     taken by Lender (or any assignee thereof) or by the

     Administrator); upon the filing of the assignments of, and amendments to, the UCC-1 financing statements filed with the

     Secretary of State of Connecticut in connection with the

     Original Financing Agreement, the filing of new UCC-1

     financing statements with the Secretary of State of

     Connecticut and the execution of the Spread Account

     Agreement, Lender shall have acquired and shall at all times thereafter continuously maintain a valid and perfected first priority security interest in the Receivables Pool (other

     than with respect to the Spread Account, in which case such security interest shall be in respect of the Eligible

     Investments (as defined in the Spread Account Agreement)

     credited thereto), free and clear of any Lien (other than

     any Lien arising hereunder solely as the result of any

     action taken by Lender (or any assignee thereof) or by the

     Administrator); and no financing statement or other

     instrument similar in effect covering the Receivables Pool or any portion thereof is on file in any recording office

     except such as may be filed (i) in favor of AnnTaylor in

     accordance with the Contracts, (ii) in favor of Lender or

     the Administrator in accordance with this Agreement or in

     connection with any Lien arising hereunder solely as the

     result of any action taken by Lender (or any assignee

     thereof) or by the Administrator or (iii) in favor of the

     Company pursuant to the Purchase Agreement.





          (m)  Accurate Reports.  No Information Package (if
               ----------------
     prepared by the Company or to the extent information therein was supplied by the Company) or other information, exhibit,

     financial statement, document, book, record or report

     furnished or to be furnished in writing by or on behalf of the Company to the Administrator or Lender in connection

     with this Agreement was or will be inaccurate in any

     material respect (in light of the circumstances under which such information was furnished and taken as a whole together with all other information previously furnished or then

     being furnished) as of the date it was or will be dated or

     (except as otherwise disclosed to the Administrator and

     Lender at or prior to such time) as of the date so

     furnished, or contained or will contain any material

     misstatement of fact or omitted or will omit to state a

     material fact or any fact necessary to make the statements contained therein not materially misleading on the date as of which such information is dated or certified.




          (n)  Offices.  The chief place of business and chief
               -------
     executive office of the Company is located at its address

     specified in Schedule 6.01(n), and the offices where the
                  ----------------
     Company keeps all its books, records and documents

     evidencing Pool Receivables, the related Contracts and all agreements related to such Pool Receivables are located at the addresses specified in Schedule 6.01(n) (or at such
                                ----------------
     other locations, notified to the Administrator in accordance with Section 7.01(f), in jurisdictions where all action
          --------------
     required by Section 8.05 has been taken and completed).
                 ------------



          (o)  Lock-Box Accounts.  The names and addresses of all
               -----------------
     the Lock-Box Banks, together with the account numbers of the lock-box accounts of the Company at such Lock-Box Banks, are specified in Schedule 6.01(o) (or have been notified to the
                  ----------------
     Administrator in accordance with Section 7.04(d)).
                                      ---------------



          (p)  Eligible Receivables.  Each Receivable included in
               --------------------
     the Net Pool Balance as an Eligible Receivable on the date of any calculation of the Borrowing Base shall be an

     Eligible Receivable on such date.




          (q)  Capitalization.  The authorized capital stock of
               --------------
     the Company consists of one hundred (100) shares of common stock, $1.00 par value, of which all are currently issued

     and outstanding.  All of such outstanding shares are validly issued, fully paid and nonassessable and are owned

     (beneficially and of record) by AnnTaylor.




          (r)  Trade Names.  Except as disclosed on Schedule
               -----------                          --------
     6.01(r), the Company does not use any trade name other than
     ------
     its actual corporate name.  From and after the date that

     fell five (5) years before the date hereof, the Company has not been known by any legal name other than its corporate

     name as of the date hereof, nor has it been the subject of any merger or other corporate reorganization except as

     disclosed on Schedule 6.01(r).
                           -------



          (s)  Taxes.  The Company has filed all tax returns and
               -----
     reports required by law to have been filed by it and has

     paid all taxes and governmental charges thereby shown to be owing, except any taxes not yet delinquent and any such

     taxes or charges which are being diligently contested in

     good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its respective books.




          (t)  Compliance with Applicable Laws.  The Company is
               -------------------------------
     in compliance in all material respects with the requirements of all applicable laws, rules, regulations, and orders of

     all governmental authorities (including, without limitation,

     Regulation Z, laws, rules and regulations relating to usury,

     truth in lending, fair credit billing, fair credit

     reporting, equal credit opportunity, fair debt collection

     practices and privacy and all other consumer laws, rules and regulations applicable to the Receivables and related

     Contracts), a breach of any of which, individually or in the aggregate, could reasonably be expected to have a Material

     Adverse Effect.



          (u)  Receivable Evidenced By Instruments.  None of the
               -----------------------------------
     Receivables is evidenced by an instrument (other than

     instruments received in connection with collection efforts,

     all of which shall be delivered, duly endorsed, to the

     Administrator if requested by the Administrator during the continuance of an Event of Default).





     SECTION 6.02.  Representations and Warranties of AnnTaylor.
                    -------------------------------------------
AnnTaylor, as Servicer, represents and warrants as follows:



          (a)  Organization and Good Standing.  It has been duly
               ------------------------------
     organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its

     business as such properties are presently owned and such

     business is presently conducted.




          (b)  Due Qualification.  It is duly qualified to do
               -----------------
     business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all

     jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification,

     licenses or approvals except where the failure to be in good standing or to so qualify has not had and will not have a

     Servicer Material Adverse Effect.



          (c)  Power and Authority; Due Authorization.  It (i)
               --------------------------------------
     has all necessary power, authority and legal right to (A)

     execute and deliver this Agreement and the other Transaction

     Documents to which it is a party, and (B) carry out the

     terms of the Transaction Documents, in its capacity as

     Servicer, and (ii) has duly authorized by all necessary

     corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party in its capacity as Servicer.



          (d)  Binding Obligations.  This Agreement constitutes,
               -------------------
     and each other Transaction Document to be signed by it in

     its capacity as Servicer when duly executed and delivered

     will constitute, its legal, valid and binding obligation

     enforceable in accordance with its terms, except as

     enforceability may be limited by bankruptcy, insolvency,

     reorganization, or other similar laws affecting the

     enforcement of creditors' rights generally and by general

     principles of equity, regardless of whether such

     enforceability is considered in a proceeding in equity or at law.



          (e)  No Violation.  The consummation of the
               ------------
     transactions contemplated by this Agreement and the other

     Transaction Documents to which AnnTaylor is a party in its capacity as Servicer, and the fulfillment of the terms

     hereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under,

     the certificate of incorporation or by-laws of AnnTaylor or any indenture, loan agreement, receivables purchase

     agreement, mortgage, deed of trust, or other agreement or

     instrument to which AnnTaylor is a party or by which it or any of its properties is bound, except where such conflict,

     breach or default has not had and will not have a Servicer

     Material Adverse Effect, (ii) result in the creation or

     imposition of any Lien upon any of AnnTaylor's properties

     pursuant to the terms of any such indenture, loan agreement,

     receivables purchase agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement, or

     (iii) violate any law or any order, rule, or regulation

     applicable to AnnTaylor of any court or of any federal or

     state regulatory body, administrative agency, or other

     governmental instrumentality having jurisdiction over

     AnnTaylor or any of its properties except where such

     violation has not had and will not have a Servicer Material

     Adverse Effect.



          (f)  No Proceedings.  There are no proceedings or
               --------------
     investigations pending, or to AnnTaylor's knowledge

     threatened, before any court, regulatory body,

     administrative agency, or other tribunal or governmental

     instrumentality (i) asserting the invalidity of this

     Agreement or any other Transaction Document to which

     AnnTaylor is a party as Servicer, (ii) seeking to prevent

     the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which

     AnnTaylor is a party as Servicer, or (iii) seeking any

     determination or ruling that could reasonably be expected to have a Servicer Material Adverse Effect.



          (g)  Government Approvals.  No authorization or
               --------------------
     approval or other action by, and no notice to or filing

     with, any governmental authority or regulatory body is

     required for the due execution, delivery and performance by

     AnnTaylor of this Agreement or any other Transaction

     Document to which it is a party in its capacity as Servicer.



          (h)  Financial Condition.  (x)  The consolidated
               -------------------
     balance sheets of ATSC and its consolidated Subsidiaries as at July 29, 1995, and the related statements of income and shareholders' equity of ATSC and its consolidated

     Subsidiaries for the six months then ended, certified by a

     Responsible Officer of ATSC, copies of which have been

     furnished to the Administrator, fairly present the

     consolidated financial condition, business, business

     prospects and operations of ATSC and its consolidated

     Subsidiaries as at such date and the consolidated results of the operations of ATSC and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied; and (y) since July 29, 1995 there has been no material adverse change in any such condition,

     business, or operations.



          (i)  Litigation.  No injunction, decree or other
               ----------
     decision has been issued or made by any court, governmental agency or instrumentality thereof that could reasonably be expected to have a Servicer Material Adverse Effect, and no written threat by any person has been made to attempt to

     obtain any such decision.




          (j)  Accurate Reports.  No Information Package (if
               ----------------
     prepared by AnnTaylor or any of its Affiliates, (other than the Company), as Servicer, or to the extent information

     therein was supplied by AnnTaylor or any of its Affiliates

     (other than the Company), as Servicer, or other information,

     exhibit, financial statement, document, book, record or

     report furnished or to be furnished in writing by or on

     behalf of AnnTaylor or any of its Affiliates (other than the

     Company), as Servicer to the Administrator or Lender in

     connection with this Agreement was or will be inaccurate in any material respect (in light of the circumstances under

     which such information was furnished and taken as a whole

     together with all other information previously furnished or then being furnished) as of the date it was or will be dated or (except as otherwise disclosed to the Administrator and

     Lender at or prior to such time) as of the date so

     furnished, or contained or will contain any material

     misstatement of fact or omitted or will omit to state a

     material fact or any fact necessary to make the statements contained therein not materially misleading.



          (k)  Offices.  The chief place of business and chief
               -------
     executive office of AnnTaylor is located at its address

     specified in Schedule 6.02(k), and the offices where
                  ---------------
     AnnTaylor keeps all its books, records and documents

     evidencing Pool Receivables, the related Contracts and all agreements related to such Pool Receivables are located at the addresses specified in Schedule 6.02(k) (or at such
                                ---------------
     other locations, notified to the Administrator in accordance with Section 7.01(f)).
          --------------



          (l)  Bank Accounts.  The names and addresses of all
               -------------
     banks with accounts in which Collections received at

     AnnTaylor's stores or its headquarters are deposited,

     together with the account numbers of such accounts are

     specified in Schedule 6.02(l) (or have been notified to the
                  ---------------
     Administrator in accordance with Section 7.03(d)).
                                      ---------------



          (m)  Servicing Programs.  No further license or
               ------------------
     approval is required for the Administrator's use of any

     program used by Servicer in the servicing of the Pool

     Receivables, other than those which have been obtained and are in full force and effect.





          (n)  Taxes.  AnnTaylor has filed all tax returns and
               -----
     reports required by law to have been filed by it and has

     paid all taxes and governmental charges thereby shown to be owing, except any taxes not yet delinquent and any such

     taxes or charges which are being diligently contested in

     good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its respective books.




          (o)  Compliance with Applicable Laws.  AnnTaylor, as
               -------------------------------
     Servicer, is in compliance in all material respects with the requirements of all applicable laws, rules, regulations, and orders of all governmental authorities (including, without limitation, Regulation Z, laws, rules and regulations

     relating to usury, truth in lending, fair credit billing,

     fair credit reporting, equal credit opportunity, fair debt collection practices and privacy and all other consumer

     laws, rules and regulations applicable to the Receivables

     and related Contracts), a breach of any of which,

     individually or in the aggregate, could reasonably be

     expected to have a Servicer Material Adverse Effect.




==========================================================================
                          ARTICLE VII

         GENERAL COVENANTS OF THE COMPANY AND ANNTAYLOR



     SECTION 7.01.  Affirmative Covenants.  From the date hereof
                    ---------------------
until the Final Payout Date, the Company and AnnTaylor each

covenants, as to itself, that it will unless, in each case, the

Administrator shall otherwise consent in writing:



          (a)  Compliance with Laws, Etc.  Comply in all material
               -------------------------
     respects with all applicable laws, rules, regulations and

     orders with respect to the Pool Receivables and related

     Contracts except where such noncompliance has not had and

     will not have a Material Adverse Effect, in the case of this covenant by the Company, or Servicer Material Adverse

     Effect, in the case of this covenant by AnnTaylor.



          (b)  Preservation of Corporate Existence.  Preserve and
               -----------------------------------
     maintain its corporate existence, rights, franchises and

     privileges in the jurisdiction of its incorporation, and

     qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to

     preserve and maintain such existence, rights, franchises,

     privileges and qualification would have a Material Adverse

     Effect, in the case of this covenant by the Company, or

     Servicer Material Adverse Effect, in the case of this

     covenant by AnnTaylor.




          (c)  Audits.  (i) At any time and from time to time
               ------
     during regular business hours, upon reasonable notice and in a manner designed not to unreasonably disrupt the normal

     business operations of AnnTaylor or the Company, permit the

     Administrator or any of its agents or representatives, (A)

     to examine and make copies of and abstracts from all books,

     records and documents (including, without limitation,

     computer tapes and disks) in its possession or under its

     control relating to the Receivables Pool, including, without limitation, the related Contracts and other agreements, and

     (B) to visit its offices and properties for the purpose of examining such materials described in clause (i)(A) next
                                           ------------
     above, and to discuss matters relating to the Receivables

     Pool or its performance hereunder with any of its officers or employees having knowledge of such matters; and (ii)

     without limiting the provisions of clause (i) next above,
                                        ----------
     from time to time on request of Administrator, permit

     certified public accountants or other auditors acceptable to the Administrator to conduct, at AnnTaylor's or the

     Company's expense, as the case may be, a review of its books and records; provided, however, that, unless an Event of

     Default has occurred and is continuing, AnnTaylor and the

     Company shall only be obligated to pay for (i) the out-of-

     pocket expenses of the internal auditors of the

     Administrator incurred with respect to such reviews done not more frequently than three times per year (and such expenses shall be subject to Section 14.05(a)) and (ii) in addition
                         ----------------
     to the amounts set forth in clause (i), the allocated cost
                                 ---------
     of the internal auditors of the Administrator with respect to such reviews done not more frequently than once a year.



          (d)  Keeping of Records and Books of Account.  Maintain
               ---------------------------------------
     and implement administrative and operating procedures

     (including, without limitation, an ability to recreate

     records evidencing Pool Receivables in the event of the

     destruction of the originals thereof), and keep and main

     tain, all documents, books, records and other information

     reasonably necessary or advisable for the collection of all

     Pool Receivables (including, without limitation, records

     adequate to permit the daily identification of each new Pool

     Receivable and all Collections of and adjustments to each

     existing Pool Receivable).




          (e)  Performance and Compliance with Receivables and
               -----------------------------------------------
     Contracts.  At its expense timely and fully perform and
     ---------
     comply with all material provisions, covenants and other

     promises required to be observed by it under the Contracts related to the Pool Receivables and all other agreements

     related to such Pool Receivables.



          (f)  Location of Records.  Keep its chief place of
               -------------------
     business and chief executive office, and the offices where it keeps its records concerning the Pool Receivables, all

     related Contracts and all other agreements related to such

     Pool Receivables (and all original documents relating

     thereto), at its address(es) referred to in Section 6.01(n)
                                                 ---------------
     or 6.02(k), as the case may be, or, upon 30 days' prior
        -------
     written notice to the Administrator, at such other locations in jurisdictions where all action required by Section 8.05
                                                   ------------
     shall have been taken and completed.




          (g)  Credit and Collection Policies.  Comply in all
               ------------------------------
     material respects with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract.




          (h)  Collections.  Instruct all Obligors to cause all
               -----------
     Collections of Pool Receivables to be deposited directly

     with a Lock-Box Bank.



     SECTION 7.02  Separate Corporate Existence.  The Company
                   ----------------------------
hereby acknowledges that Lender, the Liquidity Banks and the

Administrator, are entering into the transactions contemplated by this Agreement and the other Transaction Documents in reliance upon the Company's identity as a legal entity separate from

AnnTaylor.  Therefore, from and after the date hereof, the

Company shall take all steps specifically required by this

Agreement or by the Lender or Administrator to continue the

Company's identity as a separate legal entity and to make it apparent to third Persons that the Company is an entity with assets and liabilities distinct from those of Servicer, AnnTaylor and any other Person, and is not a division of Servicer,

AnnTaylor or any other Person.  Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, the Company shall take such actions as shall be required in order that:



          (a)  The Company will be a limited purpose corporation

     whose primary activities are restricted in its certificate of incorporation to purchasing or otherwise acquiring from

     AnnTaylor, owning, holding, granting security interests, or selling interests, in Receivables, Contracts, Related

     Security and Collections from AnnTaylor, entering into

     agreements for the servicing and financing of the

     Receivables Pool, entering into interest rate agreements,

     spread account agreements and similar documents and

     conducting such other activities as it deems necessary or

     appropriate to carry out its primary activities;



          (b)  Not less than one member of the Company's Board of

     Directors (the "Independent Director") shall be an
                     --------------------
     individual who is not a direct, indirect or beneficial

     stockholder, officer, director, employee, affiliate,

     associate, or supplier of the Company or any of its

     Affiliates.  The certificate of incorporation of the Company shall provide that (i) the Company's Board of Directors

     shall not approve, or take any other action to cause the

     filing of, a voluntary bankruptcy petition with respect to the Company unless the Independent Director shall approve

     the taking of such action in writing prior to the taking of such action and (ii) such provision cannot be amended

     without the prior written consent of the Independent

     Director;



          (c)  The Independent Director shall not at any time

     serve as a trustee in bankruptcy for the Company, AnnTaylor or any Affiliate thereof;



          (d)  Any employee, consultant or agent of the Company

     will be compensated from the Company's funds for services

     provided to the Company.  The Company will engage no agents other than its attorneys, auditors and other professionals,

     and a servicer for the Receivables Pool, which servicer will be fully compensated for its services to the Company by

     payment of the Servicer's Fee;



          (e)  The Company will contract with Servicer to perform

     for the Company all operations required on a daily basis to service the Receivables Pool.  The Company will pay Servicer the Servicer's Fee pursuant hereto.  The Company will not

     incur any material indirect or overhead expenses for items shared between the Company and AnnTaylor (or any other

     Affiliate thereof) which are not reflected in the Servicer's

     Fee.  To the extent, if any, that the Company and AnnTaylor

     (or any other Affiliate thereof) share items of expenses not reflected in the Servicer's Fee, such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the

     value of services rendered, and otherwise on a basis

     reasonably related to the actual use or the value of

     services rendered, it being understood that AnnTaylor shall pay all expenses relating to the preparation, negotiation,

     execution and delivery of the Transaction Documents,

     including, without limitation, legal, agency and other fees;



          (f)  The Company's operating expenses will not be paid

     by AnnTaylor or any other Affiliate thereof;




          (g)  The Company will have its own separate post office

     box and stationery;



          (h)  The Company's books and records will be maintained

     separately from those of AnnTaylor and any other Affiliate thereof;



          (i)  All financial statements of AnnTaylor or any

     Affiliate thereof that are consolidated to include the

     Company will contain detailed notes clearly stating that (A)

     all of the Company's assets are owned by the Company, and

     (B) the Company is a separate corporate entity with

     creditors who have received security interests in the

     Company's assets;



          (j)  The Company's assets will be maintained in a

     manner that facilitates their identification and segregation from those of AnnTaylor or any Affiliate thereof;




          (k)  The Company will strictly observe corporate

     formalities in its dealings with AnnTaylor or any Affiliate thereof, and funds or other assets of the Company will not be commingled with those of AnnTaylor or any Affiliate

     thereof.  The Company shall not maintain joint bank accounts or other depository accounts to which AnnTaylor or any

     Affiliate thereof (other than AnnTaylor in its capacity as

     Servicer) has independent access; and



          (l)  The Company will maintain arm's-length

     relationships with AnnTaylor (and any Affiliate thereof).

     Any Person that renders or otherwise furnishes services to the Company will be compensated by the Company at market

     rates for such services it renders or otherwise furnishes to the Company.  Except as contemplated in the Transaction

     Documents neither the Company nor AnnTaylor will be or will hold itself out to be responsible for the debts of the other or the decisions or actions respecting the daily business

     and affairs of the other.





     SECTION 7.03.  Reporting Requirements.  From the date hereof
                    ----------------------
until the Final Payout Date, the Company and AnnTaylor each

covenants as to itself that it will, unless the Administrator shall otherwise consent in writing, furnish to the Administrator the items set forth in paragraphs (a), (b), (g), (h), (i), (j),
                       --------------  ---  ---  ---  ---  ---
(k) and (m) in the case of the Company and the items set forth in
---     ---
paragraphs (c), (d), (e), (f), (g), (h), (i), (k), (l) and (m) in
---------- ---  ---  ---  ---  ---  ---  ---  ---  ---     ---
the case of AnnTaylor:



          (a)  Monthly Financial Statements - the Company.  As
               ------------------------------------------
     soon as available and in any event within 45 days after the end of each month copies of the financial statements of the

     Company prepared in conformity with GAAP (but subject to

     year end audit adjustments), duly certified by a Responsible

     Officer of the Company;



          (b)  Annual Financial Statements - the Company.  As
               -----------------------------------------
     soon as available and in any event within 90 days after the end of each fiscal year of the Company, copies of the

     financial statements of the Company prepared in conformity with GAAP, including a footnote containing the aggregate

     Unpaid Balance of the Pool Receivables, the Unpaid Balance

     of the Delinquent Receivables and of the Defaulted

     Receivables, duly certified by independent certified public accountants of recognized standing selected by the Company;




          (c)  Quarterly Financial Statements - ATSC.  As soon as
               -------------------------------------
     available and in any event within 45 days after the end of each fiscal quarter of ATSC, copies of the financial

     statements of ATSC and its Subsidiaries prepared on a

     consolidated basis in conformity with GAAP, duly certified by a Responsible Officer of ATSC, together with a

     certificate from such officer containing a computation of,

     and showing compliance with, the financial restrictions

     contained in Sections 7.05(d) and (e);
                  ----------------     ---


          (d)  Annual Financial Statements - ATSC.  As soon as
               ----------------------------------
     available and in any event within 90 days after the end of each fiscal year of ATSC, copies of the financial statements of ATSC and its Subsidiaries prepared on a consolidated

     basis in conformity with GAAP, duly certified by independent certified public accountants of recognized standing selected by ATSC, together with a certificate from such accountants containing a computation of, and showing compliance with,

     the financial restrictions contained in Sections 7.05(d) and
                                             ----------------
     (e);
     ---


          (e)  Financial Statements - AnnTaylor.  As soon as
               --------------------------------
     practicable after requested by the Administrator, copies of the financial statements of AnnTaylor and its Subsidiaries prepared on a consolidated basis in conformity with GAAP,

     duly certified by a Responsible Officer of AnnTaylor;




          (f)  Reports to Holders and Exchanges.  In addition to
               --------------------------------
     the reports required by subsections (a), (b), (c), (d) and
                             ---------------  ---  ---  ---
     (e) next above, promptly upon the Administrator's request,
     ---
     copies of any reports which ATSC sends to any of its

     securityholders, and any reports or registration statements that ATSC files with the Securities and Exchange Commission or any national securities exchange other than registration statements relating to employee benefit plans and to

     registrations of securities for selling securities;



          (g)  ERISA.  Promptly after the filing or receiving
               -----
     thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA as to

     which the 30-day notice requirement has not been waived by the Pension Benefit Guaranty Corporation which ATSC, the

     Company or AnnTaylor, as the case may be, files under ERISA with the Internal Revenue Service, the Pension Benefit

     Guaranty Corporation or the U.S. Department of Labor or

     which the Company or AnnTaylor, as the case may be, receives from the Pension Benefit Guaranty Corporation;



          (h)  Events of Default.  As soon as possible and in any
               -----------------
     event within five days after a Responsible Officer of the

     Company or AnnTaylor, as the case may be, has knowledge of the occurrence of each Event of Default and each Unmatured

     Event of Default, a written statement of a Responsible

     Officer of the Company or AnnTaylor, as the case may be,

     setting forth details of such event and the action that the

     Company proposes to take with respect thereto;




          (i)  Litigation.  As soon as possible and in any event
               ----------
     within five Business Days of the Company's or AnnTaylor's,

     as the case may be, knowledge thereof, notice of (i) any

     litigation, investigation or proceeding which may exist at any time could reasonably be expected to have a Material

     Adverse Effect and (ii) any material adverse development in previously disclosed litigation;



          (j)  Management Report.  As soon as available, a copy
               -----------------
     of the annual management report of ATSC prepared in

     connection with the annual audit referred to in Section
                                                     -------
     7.03(d).
     ------


          (k)  Change in Credit and Collection Policy.  Prior to
               --------------------------------------
     its effective date, notice of any change in the Credit and

     Collection Policy;



          (l)  Bank Accounts.  On or prior to each January 27th
               ------------
     and, during the continuance of an Event of Default, as often as requested by the Administrator, an updated and corrected

     Schedule 6.02(l); and
     ---------------


          (m)  Other.  Promptly, from time to time, such other
               -----
     information, documents, records or reports respecting the

     Pool Receivables or the condition or operations, financial or otherwise, of the Company or AnnTaylor, as the case may be, as the Administrator may from time to time reasonably

     request in order to protect the interests of the

     Administrator or Lender under or as contemplated by this

     Agreement.




     SECTION 7.04.  Negative Covenants of the Company.  From the
                    ---------------------------------
date hereof until the Final Payout Date, the Company will not without the prior written consent of the Administrator:




          (a)  Sales, Liens, Etc.  Except as otherwise provided
               -----------------
     herein or in the Purchase Agreement, sell, assign (by

     operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to,

     the Receivables Pool, or any interest therein, or any lock-

     box account to which any Collections of any Pool Receivable are sent, or any right to receive income or proceeds from or in respect of any of the foregoing.



          (b)  Extension or Amendment of Receivables.  Except in
               -------------------------------------
     accordance with the Credit and Collection Policy as

     permitted in Section 8.02, extend, amend or otherwise modify
                  ------------
     the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.




          (c)  Change in Business or Credit and Collection
               -------------------------------------------
     Policy.  Make any change in the character of its business or
     ------
     in the Credit and Collection Policy, which change would, in either case, adversely affect the collectability of a

     significant portion of the Pool Receivables or otherwise

     adversely affect the first priority, perfected security

     interest or remedies of Lender under this Agreement or any other Transaction Document or, without limiting the

     generality of the foregoing, change the method of

     calculating aging, which method is described in the Credit and Collection Policy.



          (d)  Change in Payment Instructions to Obligors.  Add
               ------------------------------------------
     or terminate any bank as a Lock-Box Bank from those listed in Schedule 6.01(o) or make any change in its instructions
        ----------------
     to Obligors regarding payments to be made to the Company or

     Servicer or payments to be made to any Lock-Box Bank, unless the Administrator shall have received notice of such

     addition, termination or change and duly executed copies of

     Lock-Box Agreements with each new Lock-Box Bank.




          (e)  Mergers, Acquisitions, Sales, etc.  Be a party to
               ---------------------------------
     any merger or consolidation, or purchase or otherwise

     acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture

     interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets (other than pursuant hereto and the Purchase Agreement), or sell or

     assign with or without recourse any Receivables or any

     interest therein (other than pursuant hereto or the Purchase

     Agreement).



          (f)  Restricted Payments.  Purchase or redeem any
               -------------------
     shares of the capital stock of the Company, declare or pay any dividends thereon (other than stock dividends), make any distribution to stockholders or set aside any funds for any such purpose, or make any payment in cash with respect to

     the Company Note (as defined in the Purchase Agreement)

     issued pursuant to the Purchase Agreement, unless after

     giving effect thereto, the Company's Net Worth is at least

     $850,000.



          (g)  Deposits to Special Accounts.  Deposit or
               ----------------------------
     otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds

     other than Collections of Pool Receivables.




          (h)  Incurrence of Indebtedness.  Incur or permit to
               --------------------------
     exist any indebtedness or liability on account of deposits or advances or for borrowed money or for the deferred

     purchase price of any property or services, except (i)

     indebtedness not exceeding in the aggregate $4,995 at any

     one time outstanding, (ii) the Company's obligations

     hereunder or under the other Transaction Documents and (iii)

     the Company's obligations under a reimbursement agreement

     related to the Customer Letter of Credit, provided that such
                                               --------
     obligations are subordinate to the Company's obligations

     hereunder and under the Note and the parties thereto have

     agreed to non-petition language with respect to the Company reasonably satisfactory to the Administrator.



          (i)  Purchase Agreement.  Amend or waive any provision
               ------------------
     of the Purchase Agreement, or terminate the Purchase

     Agreement, other than pursuant to the amendment dated the

     date hereof.



          (j)  Certificate of Incorporation.  Amend, repeal or
               ----------------------------
     waive Articles III, VII, X, XI, XII or XIV of its

     certificate of incorporation, other than the amendment

     thereto on or about the date hereof made in connection with the amendment and restatement of this Agreement.




     SECTION 7.05  Negative Covenants of AnnTaylor.  From the
                   -------------------------------
date hereof until the Final Payout Date, AnnTaylor will not,

without the prior written consent of the Administrator:



          (a)  Conduct of Business.  Engage in any business other
               -------------------
     than the business engaged in by AnnTaylor on the date hereof and any business activities substantially similar or related thereto.



          (b)  Mergers, Acquisitions, etc.  Be a party to any
               --------------------------
     merger, consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any

     other person, or, except in the ordinary course of its

     business, sell, transfer, convey or lease all or any

     substantial part of its assets, or sell or assign with or

     without recourse any Receivables or any interest therein

     other than:



                    (i)       pursuant to the Purchase Agreement;


                    (ii)      licenses of trademarks to the

          extent necessary to maintain or protect such trademarks

          in jurisdictions outside the United States of America;



                    (iii)     any sale or disposition of

          AnnTaylor's interest in the CAT Joint Venture pursuant

          to the CAT Joint Venture Agreement;



                    (iv)      any purchase or acquisition of any

          assets among AnnTaylor and its Restricted Subsidiaries;

          it being understood that AnnTaylor shall be permitted

          to incorporate new Restricted Subsidiaries;



                    (v)       any purchase or acquisition of any

          interest in joint ventures (in the form of

          corporations, partnerships or otherwise) in a maximum

          amount not exceeding $10,000,000 at any one time

          outstanding;



                    (vi)      any purchase or acquisition of any

          assets or capital stock in Unrestricted Subsidiaries in

          an amount not to exceed $1,000,000 at any one time

          outstanding;



                    (vii)     any purchase or acquisition of any

          assets or capital stock in the CAT Joint Venture

          pursuant to the CAT Joint Venture Agreement in an

          amount not to exceed 15% of Net Worth; and




                    (viii)    any merger or consolidation of any

          Subsidiary (other than the Company) into or with

          AnnTaylor, so long as AnnTaylor is the surviving

          corporation.



          (c)  Restricted Payments.  Violate the provisions of
               -------------------
     Section 8.05 of the AnnTaylor Credit Agreement as in effect
     ------------
     from time to time or, if the AnnTaylor Credit Agreement is terminated or cancelled or it expires, as in effect

     immediately prior to such termination, cancellation or

     expiration (and such provisions, and the definitions related thereto, are herein incorporated by reference as if fully

     set forth herein).



          (d)  Net Worth.  Permit Net Worth as determined at the
               ---------
     end of any fiscal quarter (beginning with the fiscal quarter ending on or about January 28, 1995) to be less than the Net

     Worth on or about October 30, 1994 plus (a) 50% of Net

     Income after October 30, 1994 (without deducting from such cumulative amount the amount of any net loss incurred in any fiscal year except extraordinary losses associated with the redemption or repurchase of indebtedness) plus (b) 100% of the net proceeds of any equity issue or conversion of debt to equity subsequent to October 30, 1994 minus (c) any
                                              -----
     expenses related to the payments for ATSC's share of

     expenses incurred in connection with any public offering of common stock minus (d) payments by ATSC or AnnTaylor to

     acquire shares of common stock from employees of ATSC,

     AnnTaylor or any Restricted Subsidiary in an aggregate

     amount not exceeding $100,000 in any fiscal year.



          (e)  Fixed Charge Coverage Ratio.  Permit the Fixed
               ---------------------------
     Charge Coverage Ratio, as determined at (i) the end of the fiscal quarter ended in October of 1995 for such fiscal

     quarter to be less than 0.45 to 1.00 and (ii) the end of any fiscal quarter for the preceding four fiscal quarters (or,

     if less, the number of full fiscal quarters elapsed since

     October 28, 1995) to be less than the ratio set forth

     opposite the month in which such fiscal quarter ends:




               Quarter Ended                 Minimum Ratio
               -------------                 -------------
               January 1996                  0.75 to 1.00
               April 1996                    1.00 to 1.00
               July 1996                     1.10 to 1.00
               October 1996                  1.15 to 1.00
               January 1997 and thereafter   1.25 to 1.00




          (f)  Purchase Agreement.  Amend or waive any provision
               ------------------
     of the Purchase Agreement, or terminate the Purchase

     Agreement, except for the amendment to the Purchase

     Agreement dated the date hereof.


====================================================================

                          ARTICLE VIII

                 ADMINISTRATION AND COLLECTION




     SECTION 8.01.  Designation of Servicer.
                    -----------------------

     (a)  AnnTaylor as Initial Servicer.  The servicing,
          -----------------------------
administering and collection of the Pool Receivables shall be conducted by the Person designated as Servicer hereunder

("Servicer") from time to time in accordance with this Section
                                                       -------
8.01.  Until the Administrator gives to AnnTaylor a Successor
----
Notice (as defined in Section 8.01(b)), AnnTaylor is hereby
                      ---------------
designated as, and hereby agrees to perform the duties and

obligations of, Servicer pursuant to the terms hereof.



     (b)  Successor Notice; Servicer Transfer Events.  Upon
          -----------------------------------------
AnnTaylor's receipt of a notice from the Administrator of the

Administrator's designation of a new Servicer (a "Successor
                                                  ---------
Notice"), AnnTaylor agrees that it will terminate its activities
------
as Servicer hereunder in a manner that the Administrator believes will facilitate the transition of the performance of such

activities to the new Servicer, and the Administrator (or its

designee) shall assume each and all of AnnTaylor's obligations to service and administer such Receivables, on the terms and subject to the conditions herein set forth, and AnnTaylor shall use its best efforts to assist the Administrator (or its designee) in assuming such obligations, including, without limitation, by allowing the Administrator (or its designee) access to all

computer software and programs used by AnnTaylor to service the

Pool Receivables.  The Administrator agrees not to give AnnTaylor a Successor Notice until after the occurrence and only during the continuance of any Event of Default (any such Event of Default being herein called a "Servicer Transfer Event"), in which case
                       -----------------------
such Successor Notice may be given at any time in the

Administrator's discretion.  If AnnTaylor disputes the occurrence of a Servicer Transfer Event, AnnTaylor may take appropriate action to resolve such dispute provided that AnnTaylor must
                               --------
terminate its activities hereunder as Servicer and allow the newly designated Servicer to perform such activities on the date provided by the Administrator as described above, notwithstanding the commencement or continuation of any proceeding to resolve the aforementioned dispute.




     (c)  Subcontracts.  Servicer may, with the prior consent of
          ------------
the Administrator, subcontract with any other Person for

servicing, administering or collecting the Pool Receivables,

provided that Servicer shall remain liable for the performance of the duties and obligations of Servicer pursuant to the terms hereof.



     SECTION 8.02.  Duties of Servicer.
                    ------------------

     (a)  Appointment; Duties in General.  Each of the Company,
          ------------------------------
Lender and the Administrator hereby appoints as its agent

Servicer, as from time to time designated pursuant to Section

8.01, to enforce its rights and interests in and under the Pool

Receivables, the Related Security and the related Contracts.

Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in

accordance with the Credit and Collection Policy.




     (b)  Allocation of Collections; Segregation.  Servicer shall
          --------------------------------------
set aside for the account of the Lender the Collections of Pool

Receivables as set forth in Section 3.01, but shall not be
                            ------------
required (unless otherwise requested by the Administrator after the occurrence and during the continuance of an Event of Default)

to segregate the funds constituting such portions of such

Collections prior to the remittance thereof in accordance with such Section.  If instructed by the Administrator after the

occurrence and during the continuance of an Event of Default,

Servicer shall segregate and deposit with a bank designated by the Administrator, the Collections of Pool Receivables, on the

second Business Day following receipt by Servicer of such

Collections in immediately available funds.  Such Collections shall be applied in accordance with Section 3.01.
                                    ------------



     (c)  Modification of Receivables.  So long as AnnTaylor is
          ---------------------------
the Servicer, Servicer may, (A) in accordance with the Credit and

Collection Policy, (i) extend the maturity of, or defer interest payments or finance charges with respect to, any Pool Receivable as Servicer may determine to be appropriate to maximize

Collections thereof, and (ii) adjust the Unpaid Balance of any

Receivable to reflect the reductions or cancellations described in the first sentence of Section 3.02(a) or (B) as a result of a
                         --------------     ---
natural disaster, extend the maturity or defer interest payments or finance charges with respect to any Pool Receivable of an

Obligor that is located in the area affected by such natural disaster as Servicer may determine; provided that the aggregate
                                    --------
Unpaid Balance of such extended or deferred Pool Receivables does not exceed 3% of Outstanding Principal.




     (d)  Documents and Records.  The Company shall deliver to
          ---------------------
Servicer, and Servicer shall hold for the sole benefit of the

Company and Lender in accordance with their respective interests,

all documents, instruments and records (including, without

limitation, computer tapes or disks) that evidence or relate to

Pool Receivables.




     (e)  Certain Duties to the Company.  Servicer, if other than
          -----------------------------
AnnTaylor, shall, as soon as practicable upon demand, deliver to the Company copies of all documents, instruments and records in its possession that evidence or relate to Pool Receivables.




     (f)  Termination.  Servicer's authorization under this
          -----------
Agreement shall terminate upon the Final Payout Date.




     (g)  Power of Attorney.  The Company hereby grants to
          -----------------
Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Company all steps which are necessary or advisable to

endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Company or

transmitted or received by Lender (whether or not from the

Company) in connection with any Pool Receivable.




     (h)  Information.  Servicer shall take such steps as shall
          -----------
be necessary to enable it to provide complete and accurate

information, within five (or, if an Event of Default is

continuing, one) Business Day(s) of request, to the

Administrator, with respect to the daily amounts and

corresponding locations of those Collections received by the

Company that have not been sent directly to the Lock-Box Banks.




     SECTION 8.03.  Rights of the Administrator.
                    ---------------------------

     (a)  Notice to Obligors.  At any time after the occurrence
          ------------------
and during the continuance of an Event of Default the

Administrator may notify the Obligors of Pool Receivables, or any of them, of the security interest held by Lender.




     (b)  Notice to Lock-Box Banks.  At any time following the
          ------------------------
occurrence and during the continuance of a Event of Default the

Administrator is hereby authorized to give notice to the Lock-Box

Banks, as provided in the Lock-Box Agreements, of the transfer to the Administrator of dominion and control over the lock-boxes and related accounts to which the Obligors of Pool Receivables make payments.  The Company hereby transfers to the Administrator,

effective when the Administrator shall give notice to the Lock-

Box Banks as provided in the Lock-Box Agreements, the exclusive dominion and control over such lock-boxes and accounts, and shall take any further action that the Administrator may reasonably request to effect such transfer.  To the extent that the Lock-Box

Banks are transferring Collections directly to the Administrator or pursuant to instructions from the Administrator, neither the

Company nor the Servicer shall have any obligation to pay over such Collections pursuant to Section 3.01(b).  The Administrator
                             ---------------
hereby agrees that upon the request of the Company (i) at and after such time that this Agreement is no longer in effect, it will provide written notice to the Lock-Box Banks and any bank referred to in Section 7.01(i) to such effect and (ii) unless an
               --------------
Event of Default is then continuing, it will within one Business

Day of such request by the Company deliver instructions to any

Lock-Box Bank whose Lock-Box Agreement has been cancelled or terminated directing that mail addressed to the lock-box account,

administered by such Lock-Box Bank be forwarded to another Lock-

Box Bank as specified in such request by the Company.




     (c)  Rights on Servicer Transfer Event.  At any time
          ---------------------------------
following a Servicer Transfer Event:




          (i)  The Administrator may direct the Obligors of Pool

     Receivables, or any of them, to pay all amounts payable

     under any Pool Receivable directly to the Administrator.




          (ii)  AnnTaylor shall, at the Administrator's request

     and at AnnTaylor's expense, give notice of the Lender's

     security interest to each Obligor and direct that payments be made directly to the Administrator.



          (iii)  AnnTaylor shall, at the Administrator's request,

     (A) assemble all of the documents, instruments and other

     records (including, without limitation, computer programs,

     tapes and disks) which evidence the Pool Receivables, and

     the related Contracts and Related Security, or which are

     otherwise necessary or desirable to collect such Pool

     Receivables, and make the same available to the

     Administrator at a place selected by the Administrator, and

     (B) segregate all cash, checks and other instruments

     received by it from time to time constituting Collections of

     Pool Receivables in a manner acceptable to the Administrator and promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator.




          (iv)  Each of AnnTaylor, the Company and Lender hereby

     authorizes the Administrator, and grants to the

     Administrator an irrevocable power of attorney, to take any and all steps in the Company's or AnnTaylor's name and on

     behalf of the Company, AnnTaylor and Lender which are

     necessary or desirable, in the determination of the

     Administrator, to collect all amounts due under any and all

     Pool Receivables, including, without limitation, endorsing the Company's or AnnTaylor's name on checks and other

     instruments representing Collections and enforcing such Pool

     Receivables and the related Contracts; provided that the

     Administrator shall not exercise its rights under such power of attorney unless a Servicer Transfer Event shall have

     occurred and be continuing.




     SECTION 8.04.  Responsibilities of the Company.  Anything
                    -------------------------------
herein to the contrary notwithstanding:




     (a)  Contracts.  The Company shall perform all of its
          ----------
obligations under the Contracts related to the Pool Receivables and under the other agreements related thereto to the same extent as if the security interest had not been granted hereunder and the exercise by the Administrator or its designee of its rights hereunder shall not relieve the Company from such obligations.




     (b)  Limitation of Liability.  Neither the Administrator nor
          -----------------------
Lender shall have any obligation or liability with respect to any

Pool Receivables, the Contracts related thereto or any other agreements related thereto, nor shall any of them be obligated to perform any of the obligations of the Company thereunder.




     SECTION 8.05.  Further Action Evidencing Security Interest.
                    -------------------------------------------

     (a)  Further Assurances.  The Company agrees that from time
          ------------------
to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Administrator or its designee may reasonably request in order to perfect or more fully evidence the security interest granted hereunder, or to enable Lender or the Administrator or its designee to exercise or enforce any of their respective

rights hereunder or under any Transaction Document.  Without limiting the generality of the foregoing, the Company will upon the request of the Administrator or its designee:




          (i)  execute and file such financing or continuation

     statements, or amendments thereto or assignments thereof,

     and such other instruments or notices, as may be necessary or appropriate;



          (ii)  mark its summary master control data processing

     records evidencing such Pool Receivables and related

     Contracts with a legend, acceptable to the Administrator,

     that the Pool Receivable and related Contracts have been

     pledged hereunder.



     (b)  Additional Financing Statements; Performance by
          -----------------------------------------------
Administrator.  The Company hereby authorizes the Administrator
------------
or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof,

relative to all or any portion the Receivables Pool now existing or hereafter arising in the name of the Company.  If the Company fails to perform any of its agreements or obligations under this

Agreement, the Administrator or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrator or its designee incurred in connection therewith shall be payable by the Company as provided in Section 14.05.
                           -------------


     (c)  Continuation Statements; Opinion.  Without limiting the
          --------------------------------
generality of subsection (a), the Company will, not earlier than
              --------------
six (6) months and not later than three (3) months prior to the fifth anniversary of the date of filing of the financing

statement referred to in Section 5.01(e) of the Original
                         --------------
Financing Agreement or any other financing statement filed

pursuant to this Agreement or in connection with any Loan

hereunder, unless the Final Payout Date shall have occurred

execute and deliver and file or cause to be filed an appropriate continuation statement with respect to such financing statement.



     SECTION 8.06.  Application of Collections.  Any payment by
                    --------------------------
an Obligor in respect of any indebtedness owed by it to the

Company shall, except as otherwise specified by such Obligor,

required by the underlying Contract or law be applied, first, as
                                                       -----
a Collection of any Finance Charge Receivable or Receivables that are Pool Receivables then outstanding of such Obligor in the order of the age of such Finance Charge Receivables, starting with the oldest of such Finance Charge Receivable, second, as a
                                                   ------
Collection of any Principal Receivable or Receivables that are

Pool Receivables then outstanding of such Obligor in the order of the age of such Principal Receivables, starting with the oldest of such Principal Receivable, and third, to any other
                                  -----
indebtedness of such Obligor.



======================================================================
                           ARTICLE IX

                       SECURITY INTEREST



     SECTION 9.01.  Grant of Security Interest.  To secure all
                    --------------------------
obligations of the Company arising in connection with this

Agreement, the Note and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or

indirect, or absolute or contingent, including, without

limitation, the principal of and interest on the Loans, all

Indemnified Amounts, payments on account of deemed Collections and fees, the Company hereby assigns and grants to Lender a

continuing security interest in all of the Company's right, title and interest, now or hereafter existing, in, to and under the

Receivables Pool (other than the Spread Account, it being

understood that the Company has granted a continuing security interest in the Spread Account to the Lender under the Spread

Account Agreement).




     SECTION 9.02.  Remedies.  Upon the occurrence and during the
                    --------
continuance of an Event of Default, Lender shall have, with

respect to the collateral granted pursuant to Section 9.01, and
                                              ------------
in addition to all other rights and remedies available to Lender or the Administrator under this Agreement or other applicable law, all the rights and remedies of a secured party upon default under the UCC.




====================================================================
                           ARTICLE X

                       EVENTS OF DEFAULT


     SECTION 10.01.  Events of Default.  The following events
                     -----------------
shall be "Events of Default" hereunder:
          -----------------


          (a)  (i) The Company shall fail to pay any principal

     of, or interest on, any Loan when due (whether or not

     sufficient Collections have then been received to make such payment) or (ii) Servicer (if AnnTaylor or its Affiliate is

     Servicer) shall fail to perform or observe any term,

     covenant or agreement that is an obligation of Servicer

     hereunder (other than as referred to in clause (iii) next
                                             ------------
     following) and such failure shall remain unremedied for

     three Business Days or (iii) Servicer (if AnnTaylor or its

     Affiliate is Servicer) shall fail to make any payment or

     deposit to be made by it hereunder when due; or



          (b)  Any representation or warranty made or deemed to

     be made by the Company or AnnTaylor (or any of their

     respective officers) under or in connection with this

     Agreement shall prove to have been false or incorrect in any material respect when made (other than a breach of the

     representations set forth in Section 6.01(l), 6.01(p) or
                                  -----------------------
     6.01(u)); or
     ------


          (c)  The Company or AnnTaylor shall fail to perform or

     observe any other term, covenant or agreement contained in this Agreement or any of the other Transaction Documents on its part to be performed or observed and any such failure

     shall remain unremedied for twenty days; or




          (d)  A default shall have occurred and be continuing

     under any instrument or agreement evidencing, securing or

     providing for the issuance of indebtedness for borrowed

     money in excess of $2,000,000 of, or guaranteed by,

     AnnTaylor, ATSC or any Restricted Subsidiary, which default if unremedied, uncured, or unwaived (with or without the

     passage of time or the giving of notice or both) would

     permit acceleration of the maturity of such indebtedness and such default shall have continued unremedied, uncured or

     unwaived for a period long enough to permit such

     acceleration and any notice of default required to permit

     acceleration shall have been given; or any default under any agreement or instrument relating to the purchase of

     receivables of AnnTaylor, ATSC or any Restricted Subsidiary,

     or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default is to

     terminate, or permit the termination of, the commitment of any party to such agreement or instrument to purchase

     receivables or the right of AnnTaylor, ATSC or any

     Restricted Subsidiary to reinvest in receivables the

     principal amount paid by any party to such agreement or

     instrument for interest in receivables; or



          (e)  An Event of Bankruptcy shall have occurred and

     remain continuing with respect to the Company, AnnTaylor,

     ATSC or any Restricted Subsidiary; or




          (f)  The Net Yield at any time is less than -2%; or



          (g)  The Gross Default-to-Liquidation Ratio exceeds

     2.00% or the Net Default to Liquidation Ratio exceeds 1.45%;

     or



          (h)  The Payment Rate is less than 22%; or



          (i)  The Delinquency Ratio at any Cut-Off Date is

     greater than 11.5% or the average of the Delinquency Ratios for the most recent three Cut-Off Dates is greater than 11%;

     or



          (j)  There shall exist any event, circumstance or

     occurrence that would be reasonably likely to have a

     material adverse effect on the validity or enforceability of this Agreement, the Note or any other Transaction Document or on the status, existence, perfection, priority or

     enforceability of Lender's interest in the Receivables Pool;

     or




          (k)  The warranty in Section 6.01(i)(y) shall not be
                               ------------------
     true at any time; or




          (l)  The occurrence of a Change-in-Control; or


          (m)  The Internal Revenue Service shall file notice of

     a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the assets of the Company and such

     lien shall not have been released within 5 days (or 30 days,

     if payment in full with respect thereto shall have been made within 5 days), or the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of

     ERISA with regard to any of the assets of the Company; or




          (n)  The Dilution Ratio exceeds 15%; or


          (o)  The sum of (i) the balance in the Spread Account

     and (ii) the stated amount of the Customer Letter of Credit as of any Settlement Date, after giving effect to all

     withdrawals therefrom or draws thereupon on such date, shall be less than 0.5% of the then Outstanding Principal; or



          (p)  The Outstanding Principal shall exceed the

     Borrowing Base as set forth in the most recently delivered

     Information Package (or portion thereof) and the Company

     shall not have prepaid the Loan in the amount of such excess within one Business Day.




     SECTION 10.02.  Remedies.
                     --------

     (a)  Optional Acceleration.  Upon the occurrence of a Event
          ---------------------
of Default (other than a Event of Default described in subsection
                                                       ----------
(e) of Section 10.01), the Administrator shall, at the request,
---    -------------
or may with the consent, of Lender, by notice to the Company declare the Loan Termination Date to have occurred, whereupon the obligation of Lender to make any Loans hereunder shall

immediately terminate, and declare the unpaid principal amount of, and any and all accrued and unpaid interest on the Loans to be, and the same shall thereupon be, immediately due and payable,

without presentment, further demand, or protest or other

requirement of any kind, all of which are expressly waived by the

Company.



     (b)  Automatic Acceleration.  Upon the occurrence of a Event
          ----------------------
of Default described in subsection (e) of Section 10.01 with
                                          -------------
respect to the Company, AnnTaylor or ATSC, or subsection (f),
                                              --------------
(g), (h), (i), (n), (o) or (p) of Section 10.01, the Loan
--- ---   ---  ---  ---    ---    -------------
Termination Date shall occur automatically, whereupon the

obligation of Lender to make any Loan hereunder shall immediately terminate, and the unpaid principal amount of and any and all accrued interest on the Loans shall automatically become

immediately due and payable, without presentment, demand or

protest or other requirement of any kind, all of which are hereby expressly waived by the Company.



     (c)  Additional Remedies.  Upon any Loan Termination Date
          -------------------
pursuant to this Section 10.02, no Loans thereafter will be made,
                 -------------
and the Administrator and Lender shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided to secured parties under the

UCC of each applicable jurisdiction and other applicable laws,

which rights shall be cumulative.




======================================================================
                           ARTICLE XI

                       THE ADMINISTRATOR



     SECTION 11.01.  Authorization and Action.  Lender has
                     ------------------------
appointed and authorized the Administrator (or its designees) to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrator by the terms hereof, together with such powers as are reasonably incidental thereto.



     SECTION 11.02.  Administrator's Reliance, Etc.  The
                     -----------------------------
Administrator and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction

Documents (including, without limitation, the servicing,

administering or collecting Pool Receivables as Servicer pursuant to Section 8.01), except for its or their own gross negligence or
   ------------
willful misconduct.  Without limiting the generality of the

foregoing, the Administrator:  (a) may consult with legal counsel

(including counsel for the Company or AnnTaylor), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such

counsel, accountants or experts; (b) makes no warranty or

representation to Lender or any other holder of any interest in

Pool Receivables and shall not be responsible to Lender or any such other holder for any statements, warranties or

representations made in or in connection with any Transaction

Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms,

covenants or conditions of any Transaction Document by the

Company or AnnTaylor, or to inspect the property (including the books and records) of the Company or AnnTaylor; (d) shall not be responsible to Lender or any other holder of any interest in Pool

Receivables for the due execution, legality, validity,

enforceability, genuineness, sufficiency or value of any

Transaction Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.




     SECTION 11.03.  PNC Bank and Affiliates.  PNC Bank and any
                     -----------------------
of its Affiliates may generally engage in any kind of business with the Company, AnnTaylor or any Obligor, any of their

respective Affiliates and any Person who may do business with or own securities of the Company, AnnTaylor or any Obligor or any of

their respective Affiliates, all as if PNC Bank were not the

Administrator, and without any duty to account therefor to Lender or any other holder of an interest in Pool Receivables.



==========================================================================

                          ARTICLE XII

                ASSIGNMENT OF LENDER'S INTEREST



     SECTION 12.01.  Restrictions on Assignments.
                     ---------------------------

     (a)  Neither the Company, nor AnnTaylor, as Servicer, may

assign its rights, or delegate its duties hereunder or any

interest herein without the prior written consent of the

Administrator.  Lender may not assign its rights hereunder

(although it may delegate its duties hereunder as expressly

indicated herein) or the Loans (or any portion thereof) to any

Person without the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however,
                                            -----------------
that



          (i)  Lender may assign all of its rights and interests

     in the Transaction Documents, together with all its interest in the Loans, to PNC Bank, or any Affiliate of PNC Bank, or

     to any "bankruptcy remote" special purpose entity the

     business of which is administered by PNC Bank or any

     Affiliate of PNC Bank or to any Program Support Provider;

     provided, however, no such assignment may be made unless the
     ----------------
     assignee shall agree with the Company that the Company shall not be obligated to pay interest on the Loans in excess of the interest that the Company would have been obligated to pay absent such assignment, unless an Event of Default has occurred and is continuing; and



          (ii)  Lender may assign and grant a security interest

     or a participating interest in all of its rights in the

     Transaction Documents, together with all of its rights and interest in the Loans, to the Liquidity Agent or any Program

     Support Provider, to secure Lender's obligations under or in connection with the Commercial Paper Notes, the Liquidity

     Agreement and any other Program Support Agreement, and

     certain other obligations of Lender incurred in connection with the funding of the Loans hereunder, which assignment

     and grant of a security interest or a participating interest shall not be considered an "assignment" for purposes of

     Section 12.01 or, prior to the enforcement of such security interest, for purposes of any other provision of this

     Agreement.



The parties hereto anticipate that Market Street Capital Corp.

will assign all of its rights and obligations under this

Agreement and the other Transaction Documents to Market Street

Funding Corporation, a Delaware corporation ("Funding").  The
                                              -------
Company and AnnTaylor hereby consent to such assignment, and agree that upon receipt by AnnTaylor of notice of such assignment by PNC Bank, (i) all references herein and in the other

Transaction Documents to "Lender" shall be deemed to refer to

Funding and (ii) all references herein and in the other

Transaction Documents to the "Administrator" shall refer to PNC

Bank, as administrator for Funding.  The Company and AnnTaylor hereby agree to execute and deliver such documents and

instruments, including UCC financing statements, as the

Administrator may reasonably request to evidence such assignment.




     (b)  The Company agrees to advise the Administrator within five Business Days after notice to the Company of any proposed assignment by Lender of the Loans (or any portion thereof), not otherwise permitted under subsection (a), of the Company's
                          -------------
consent or non-consent to such assignment and if it does not consent, the reasons therefor.  If the Company does not consent to such assignment, Lender may immediately assign such Loans (or portion thereof) to PNC Bank or any Affiliate of PNC Bank.  All of the aforementioned assignments shall be upon such terms and conditions as Lender and the assignee may mutually agree.




     SECTION 12.02.  Rights of Assignee.  Upon the assignment by
                     ------------------
Lender in accordance with this Article XII, the assignee
                               -----------
receiving such assignment shall have all of the rights of Lender with respect to the Transaction Documents and the Loans (or such portion thereof as has been assigned).




     SECTION 12.03.  Evidence of Assignment.  Any assignment of
                     ----------------------
the Loans (or any portion thereof) to any Person may be evidenced by such instrument(s) or document(s) as may be satisfactory to

Lender, the Administrator and the assignee.



==========================================================================
                          ARTICLE XIII

                        INDEMNIFICATION



     SECTION 13.01.  Indemnities.
                     ----------

     (a)  General Indemnity.  Without limiting any other rights
          ----------------
which any such Person may have hereunder or under applicable law,

the Company hereby agrees to indemnify each of the Administrator,

Lender, the Liquidity Banks, the other Program Support Providers,

the Liquidity Agent, each of their respective Affiliates, and all successors, transferees, participants and assigns and all

officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each an "Indemnified Party"),
                                             -----------------
forthwith on demand, from and against any and all damages,

losses, claims, liabilities and related costs and expenses,

including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified
                                                 -----------
Amounts") awarded against or incurred by any of them arising out
-------
of or relating to the Transaction Documents or the ownership or funding of the Loans or in respect of any Receivable or any

Contract, excluding, however, (a) Indemnified Amounts to the
          ---------  -------
extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct of such

Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for Defaulted Receivables, (c) taxes on net income, or (d) Indemnified Amounts resulting solely from acts or omissions of Servicer.  Without limiting the foregoing,

the Company shall indemnify each Indemnified Party for

Indemnified Amounts arising out of or relating to:




          (i)  the transfer by the Company of any interest in any

     Receivable other than the grant of a security interest to

     Lender pursuant to Section 9.01;
                        ------------


          (ii)  any representation or warranty made by the

     Company under or in connection with any Transaction

     Document, any Information Package or any other information or report delivered by or on behalf of the Company pursuant hereto, which shall have been false, incorrect or misleading in any material respect when made or deemed made;



          (iii)  the failure by the Company to comply with any

     applicable law, rule or regulation (including truth in

     lending, fair credit billing, usury, fair credit reporting,

     equal credit opportunity, fair debt collection practices and privacy) with respect to any Pool Receivable or the related

     Contract, or the nonconformity of any Pool Receivable or the related Contract with any such applicable law, rule or

     regulation;



          (iv)  the failure to vest and maintain vested in Lender

     a first priority perfected security interest, in the

     Receivables in, or purporting to be in, the Receivables

     Pool, free and clear of any Lien, other than a Lien arising solely as a result of an act of Lender or the Administrator,

     whether existing at the time of any Loan or at any time

     thereafter;



          (v)  the failure to file, or any delay in filing,

     financing statements or other similar instruments or

     documents under the UCC of any applicable jurisdiction or

     other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool, whether at the

     time of any Loan or at any time thereafter;




          (vi)  without duplication of amounts paid pursuant to

     Section 3.02(a), any dispute, claim, offset or defense
     ---------------
     (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable in, or purporting to be in, the

     Receivables Pool (including, without limitation, a defense based on such Receivable's or the related Contract's not

     being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or

     services related to such Receivable or the furnishing or

     failure to furnish such merchandise or services;



          (vii)  any failure of the Company or Servicer to

     perform its duties or obligations in accordance with the

     provisions of Article VIII; or
                   ------------



          (viii)  any products liability claim arising out of or

     in connection with merchandise or services that are the

     subject of any Pool Receivable.



     (b)  Indemnity by AnnTaylor.  Without limiting any other
          ----------------------
rights which any such person may have hereunder under applicable law, AnnTaylor hereby agrees to indemnify each Indemnified Party,

forthwith on demand, from and against any and all Indemnified

Amounts awarded against or incurred by any of them arising out of or relating to:




          (i)  any representation or warranty made by AnnTaylor

     under or in connection with any Transaction Document in its capacity as Servicer, any Information Package or any other information or report delivered by or on behalf of AnnTaylor in its capacity as Servicer pursuant hereto, which shall

     have been false, incorrect or misleading in any material

     respect when made or deemed made;





          (ii)  the failure by AnnTaylor, in its capacity as

     Servicer, to comply with any applicable law, rule or

     regulation (including truth in lending, fair credit billing,

     usury, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) with respect to any

     Pool Receivable or other related contract; or




          (iii)  any failure of AnnTaylor to perform its duties,

     covenants and obligations in accordance with the applicable provisions of this Agreement.




     (c)  After-Tax Basis.  Indemnification hereunder shall be in
          ---------------
an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.




     (d)  Contest.  Promptly after receipt of notice of the
          -------
commencement of any action involving any indemnified party in respect of which an indemnity will be sought pursuant to this

Section 13.01, such indemnified party shall promptly notify the
-------------
Company or AnnTaylor, as applicable; provided, however, that such
                                     --------
failure to so notify shall not affect the rights of such

Indemnified Party to indemnity hereunder unless such failure prejudices the Company's or AnnTaylor's ability to contest such claim.  The Company or AnnTaylor, as applicable, shall have the right to assume the defense with respect to such indemnified claim, and to retain counsel reasonably satisfactory to the

Indemnified Party to represent such Indemnified Party; provided
                                                       --------
that (i) AnnTaylor or the Company, as applicable, shall pay all of the fees, costs and expenses of such counsel related to such proceedings, (ii) the Company or AnnTaylor, as appropriate, has acknowledged in writing to such Indemnified Party that such claim is an indemnified claim hereunder and (iii) no Event of Default has occurred and is continuing.  In any such proceeding, any

Indemnified Party shall have the right to retain its own counsel at its own expense, except that AnnTaylor or the Company, as applicable, shall pay the fees and expenses of such counsel

retained by the Indemnified Party in the event that (i) the

Company or AnnTaylor, as applicable, and the Indemnified Party shall mutually agree to the retention of such counsel or, (ii)

the named parties to any such proceeding (including any impleaded party) include both the Company and the Indemnified Party and representation of both parties by the same counsel would be

inappropriate, in the reasonable opinion of the Indemnified

Party, due to actual or potential differing interests between them.  Neither the Company nor AnnTaylor, as applicable, shall be liable for any settlement, compromise or fine or judgement by consent with respect to any proceeding effected without its

written consent, unless an Event of Default has occurred and is continuing, but if settled with such consent or if there shall be a final judgement for the plaintiff, the Company or AnnTaylor, as applicable, agrees to indemnify the indemnified party to the extent set forth in this Section 13.01.  In addition, neither the
                         -------------
Company nor AnnTaylor will, without the prior written consent of the Indemnified Party, settle or compromise or consent to the entry of any judgement in any pending or threatened claim,

action, suit, proceeding or investigation or agree to any fine in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such claim, action, suit, proceeding, or investigation) unless such settlement, compromise, consent or agreement includes an unconditional release of each Indemnified Party from all

liability arising out of such claim, action, suit, proceeding or investigation.  If an Event of Default has occurred and is

continuing, neither the Company nor AnnTaylor shall have the right to control the defense of any indemnified claim pursuant to this paragraph (d).
     ------------


     (e)  Contribution.  If for any reason the indemnification
          ------------
provided above in this Section 13.01 is unavailable to an
                       ------------
Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Company or AnnTaylor or both, as applicable,

shall contribute to the amount paid or payable by such

Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Company or AnnTaylor or both, as applicable,

on the other hand but also the relative fault of such Indemnified

Party as well as any other relevant equitable considerations.




     (f)  Participants.  Any Indemnified Party which is a
          ------------
participant shall only be entitled to amounts under this Section
                                                         -------
13.01 to the extent that such amounts, together with all amounts
-----
due to the Person selling such participation under this Section
                                                        -------
13.01, do not exceed the amounts that would have been due to such
-----
Person under this Section 13.01 if the participation had not been
                  -------------
entered into or sold.



====================================================================
                          ARTICLE XIV

                         MISCELLANEOUS



     SECTION 14.01.  Amendments, Etc.  No amendment or waiver of
                     ---------------
any provision of this Agreement nor consent to any departure by the Company or AnnTaylor therefrom shall in any event be

effective unless the same shall be in writing and signed by (a)

the Company, AnnTaylor, the Administrator and Lender (with

respect to an amendment) or (b) the Administrator and Lender

(with respect to a waiver or consent by them) or the Company or

AnnTaylor (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, Lender may also be required to obtain the approval of some or all of the

Liquidity Banks to obtain confirmation from certain rating

agencies that such amendment, waiver or consent will not result in a withdrawal or reduction of the ratings of the Commercial

Paper Notes.



     SECTION 14.02.  Notices, Etc.  All notices and other
                     ------------
communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication)

and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile,

to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto.

All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or

electronic means.




     SECTION 14.03.  No Waiver; Remedies.  No failure on the part
                     -------------------
of the Administrator, any Affected Party, any Indemnified Party,

Lender or any other holder of the Loans (or any portion thereof)

to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or

partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.  Without limiting the foregoing, to the fullest extent permitted by law, each of PNC Bank, individually and as the Administrator, and each Liquidity Bank is hereby

authorized by the Company at any time and from time to time, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other

indebtedness at any time owing by PNC Bank or such Liquidity Bank to or for the credit or the account of the Company for

obligations now or hereafter existing under this Agreement, to the Administrator, any Affected Party, any Indemnified Party or

Lender, or their respective successors and assigns.



     SECTION 14.04.  Binding Effect; Survival.  This Agreement
                     ------------------------
shall be binding upon and inure to the benefit of the Company,

AnnTaylor, the Administrator, Lender and their respective

successors and assigns, and the provisions of Section 4.02 and
                                              ------------
Article XIII shall inure to the benefit of the Affected Parties
------------
and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the

foregoing shall be deemed to authorize any assignment not

permitted by Section 12.01.  This Agreement shall create and
             -------------
constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date.  The rights and remedies with respect to any breach of any representation and warranty made by the Company or AnnTaylor pursuant to Article VI and the
                                     ----------
indemnification and other provisions of Article XIII and Sections
                                        ------------     --------
4.02, 14.05, 14.06, 14.07, 14.08 and 14.15 shall be continuing
----  -----  -----  -----  -----     -----
and shall survive any termination of this Agreement.



     SECTION 14.05.  Costs, Expenses and Taxes.  In addition to
                     -------------------------
its obligations under Article XIII, the Company agrees to pay on
                      ------------
demand:



          (a)  all costs and expenses incurred by the

     Administrator, the Liquidity Banks and the Lender in

     connection with the negotiation, preparation, execution and delivery, or the enforcement of, or any actual or claimed

     breach of, this Agreement and the other Transaction

     Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such

     Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) subject to Section
                                                       -------
     7.01(c), all reasonable out-of-pocket expenses (including
     ------
     reasonable fees and expenses of independent accountants but,

     other than as set forth in Section 7.01(c), excluding
                                ---------------
     allocations of any expenses relating to salaries of

     employees or other overhead expenses), incurred in

     connection with any review of the Company's or AnnTaylor's books and records either prior to the execution and delivery hereof or pursuant (it being understood that receipts will be required for expenses over $5, meal expenses will be

     limited to $40 per day per person, air travel shall be by

     unrestricted coach class and, unless an Event of Default has occurred and shall be continuing, flight and lodging

     arrangements shall be made through AnnTaylor Travel, Inc.);

     and




          (b)  all stamp and other similar taxes and fees payable

     or determined to be payable in connection with the

     execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees; provided that any Indemnified Party
                          --------
     which is a participant shall only be entitled to amounts

     under this Section 14.05(b) to the extent that such amounts,
                ----------------
     together with all amounts due to the Person selling such

     participation under this Section 14.05, do not exceed the
                              -------------
     amounts that would have been due to such Person under this

     Section 14.05 if the participation had not been entered into
     -------------
     or sold.



     SECTION 14.06.  No Proceedings.  The Company, AnnTaylor,
                     --------------
Servicer and PNC Bank (individually and as Administrator) each hereby agrees that it will not institute against Lender, or join any other Person in instituting against Lender, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial

Paper Notes issued by Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been

outstanding.  The foregoing shall not limit the Company's or

AnnTaylor's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was

instituted by any Person other than the Company or AnnTaylor.




     SECTION 14.07.  Confidentiality of the Company Information.
                     ------------------------------------------

     (a)  Confidential Company Information.  Each party hereto
          --------------------------------
(other than the Company or AnnTaylor) acknowledges that certain of the information provided to such party by or on behalf of the

Company or AnnTaylor in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless the Company or

AnnTaylor shall otherwise agree in writing, and except as

provided in subsection (b), such party will not disclose to any
            -------------
other person or entity:



          (i)  any information regarding, or copies of, any non-

     public financial statements, reports and other information furnished by the Company or AnnTaylor to Lender or the

     Administrator pursuant to Section 3.01, 5.01(j), 5.01(k),
                               ------------  ------   -------
     6.01(i), 6.01(j), 6.01(m), 6.02(h), 6.02(i), 6.02(j),
     -------  ------   -------  ------   ------   -------
     7.01(c) or 7.03, or
     ------     ---


          (ii)  any other information regarding the Company or

     AnnTaylor which is designated by the Company or AnnTaylor to such party in writing as confidential




(the information referred to in clauses (i) and (ii) above,
                                -----------     ---
whether furnished by the Company, AnnTaylor or any attorney for or other representative of the Company or AnnTaylor (each a

"Company Information Provider"), is collectively referred to as
----------------------------
the "Company Information"; provided, however, the "Company
     -------------------   --------  -------       -------
Information" shall not include
-----------


          (A)  any information which is or becomes generally

     available to the general public or to such party on a

     nonconfidential basis from a source other than any Company

     Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by any Company

     Information Provider, or



          (B)  information regarding the nature of this

     Agreement, the basic terms hereof (including without

     limitation the amount and nature of Lender's commitment and

     Outstanding Principal and of the recourse or other credit

     enhancement provided by the Company hereunder), the nature,

     amount and status of the Pool Receivables, and the current and/or historical ratios of losses to liquidations,

     dilutions and/or outstandings with respect to the

     Receivables Pool, such other information as may be required to be disclosed, in the Administrator's reasonable

     judgement, under securities laws applicable to Lender.




     (b)  Disclosure.  Notwithstanding subsection (a), each party
          ---------                    --------------
may disclose any of the Company Information:




          (i)  to any of such party's independent attorneys,

     consultants and auditors, and to each Liquidity Bank, each other Program Support Provider, any dealer or placement

     agent for Lender's commercial paper, and any actual or

     potential assignees of, or participants in, any of the

     rights or obligations of Lender, any Liquidity Bank, any

     other Program Support Provider or the Administrator under or in connection with this Agreement, who (A) in the good faith belief of such party, have a need to know such Company

     Information, (B) are informed by such party of the

     confidential nature of the Company Information and the terms of this Section 14.07, and (C) are subject to
             ------------
     confidentiality restrictions generally consistent with this

     Section 14.07,
     ------------


          (ii)  to any rating agency that maintains a rating for

     Lender's commercial paper or is considering the issuance of such a rating, for the purposes of reviewing the credit of

     Lender in connection with such rating,




          (iii)  to any other party to this Agreement, for the

     purposes contemplated hereby,




          (iv)  as may be required by any municipal, state,

     federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply, in the

     reasonable judgement of counsel to such party, with any law,

     order, regulation, regulatory request or ruling applicable to such party, or



          (v)  subject to subsection (c), in the event such party
                          -------------
     is legally compelled (by interrogatories, requests for

     information or copies, subpoena, civil investigative demand or similar process) to disclose such Company Information.




     (c)  Legal Compulsion.  In the event that any party hereto
          ---------------
(other than the Company or AnnTaylor) or any of its

representatives is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena,

civil investigative demand or similar process) to disclose any of the Company or AnnTaylor Information, such party will (or will cause its representative to)



          (i)  provide the Company or AnnTaylor with prompt

     written notice so that (A) the Company or any other Company

     Information Provider may seek a protective order or other

     appropriate remedy, or (B) the Company or AnnTaylor may, if it so chooses, agree that such party (or its

     representatives) may disclose such Company Information

     pursuant to such request or legal compulsion; and



          (ii) unless the Company or AnnTaylor agrees that such

     Company Information may be disclosed, make a timely

     objection to the request or compulsion to provide such

     Company Information on the basis that such Company

     Information is confidential and subject to the agreements

     contained in this Section 14.07.
                       ------------


In the event such protective order or remedy is not obtained, or the Company or AnnTaylor waives compliance with the provisions of this Section 14.07, such party will furnish only that portion of
     -------------
the Company Information which (in such party's good faith

judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be afforded the Company Information.





     (d)  This Section 14.07 shall survive termination of this
               ------------
Agreement.



     SECTION 14.08.  Confidentiality of Program Information.
                     --------------------------------------
     (a)  Confidential Information.  Each party hereto
          -----------------------
acknowledges that PNC Bank regards the structure of the

transactions contemplated by this Agreement to be proprietary,

and each such party severally agrees that:




          (i)  it will not disclose without the prior consent of

     PNC Bank (other than to the directors, employees, auditors,

     counsel or affiliates (collectively, "representatives")) of such party, each of whom shall be informed by such party of the confidential nature of the Information (as defined

     below) and of the terms of this Section 14.08, (A) any
                                     -------------
     information regarding the pricing in, or copies of, the Fee

     Letter, (B) any information regarding the organization,

     business or operations of Lender generally or the services performed by the Administrator for Lender, or (C) any

     information which is furnished by PNC Bank to such party and which is designated by PNC Bank to such party in writing as confidential or as not otherwise available to the general

     public (the information referred to in clauses (A), (B) and
                                            ----------   ---
     (C) is collectively referred to as the "Program
     --                                      -------
     Information"); provided, however, that such party may
     ----------     --------  ------
     disclose any such Program Information (I) to any other party to this Agreement for the purposes contemplated hereby, (II)

     as may be required, in the reasonable judgement of counsel to such party, by any municipal, state, federal or other

     regulatory body having or claiming to have jurisdiction over such party, (III) in order to comply with any law, order,

     regulation, regulatory request or ruling applicable to such party, (IV) subject to subsection (c), in the event such
                            -------------
     party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose any such Program

     Information, (V) to any of such party's independent

     attorneys, consultants and auditors, or (VI) in defending

     any action or proceeding relating to the Transaction

     Documents;




          (ii)  it will use the Program Information solely for

     the purposes of evaluating, administering and enforcing the transactions contemplated by this Agreement and making any necessary business judgments with respect thereto; and




          (iii)  it will, upon written demand, return (and cause

     each of its representatives to return) to PNC Bank, all

     documents or other written material received from PNC Bank,

     as the case may be, in connection with (a)(i)(B) or (C)
                                            ---------    ---
     above and all copies thereof made by such party which

     contain the Program Information.




The parties hereto acknowledge that AnnTaylor will file a copy of this Agreement with the Securities and Exchange Commission and will provide copies hereof to Persons requesting such copies as may be required by applicable law and to such Persons as may have a valid business need to review this Agreement; provided that
                                                --------
none of the Company, AnnTaylor nor any Affiliate thereof shall otherwise distribute copies of this Agreement.



     (b)  Availability of Confidential Information.  This Section
          ----------------------------------------        -------
14.08 shall be inoperative as to such portions of the Program
-----
Information which are or become generally available to the public or such party on a nonconfidential basis from a source other than

PNC Bank or were known to such party on a nonconfidential basis prior to its disclosure by PNC Bank.



     (c)  Legal Compulsion to Disclose.  In the event that any
          ----------------------------
party or anyone to whom such party or its representatives

transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or

documents, subpoena, civil investigative demand or similar

process) to disclose any of the Information, such party will



          (i)  provide PNC Bank with prompt written notice so

     that PNC Bank may seek a protective order or other

     appropriate remedy and/or waive compliance with the

     provisions of this Section 14.08; and
                        -------------


          (ii)  unless PNC Bank waives compliance by such party

     with the provisions of this Section 14.08, make a timely
                                 -------------
     objection to the request or confirmation to provide such

     Program Information on the basis that such Program

     Information is confidential and subject to the agreements

     contained in this Section 14.08.
                       -------------


In the event that such protective order or other remedy is not obtained, or PNC Bank waives compliance with the provisions of this Section 14.08, such party will furnish only that portion of
     -------------
the Program Information which (in such party's good faith

judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Program Information.



     (d)  Survival.  This Section 14.08 shall survive termination
          --------        -------------
of this Agreement.



     SECTION 14.09.  Captions and Cross References.  The various
                     -----------------------------
captions (including, without limitation, the table of contents)

in this Agreement are provided solely for convenience of

reference and shall not affect the meaning or interpretation of any provision of this Agreement.  Unless otherwise indicated,

references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or

Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such

Section, subsection or clause.



     SECTION 14.10.  Governing Law.  THIS AGREEMENT, INCLUDING
                     -------------
THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED

BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

NEW YORK.



     SECTION 14.11.  Waiver Of Jury Trial.  EACH PARTY HERETO
                     --------------------
HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY

ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS

AGREEMENT, THE NOTE, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY

AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN

THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM

ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH

THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT

ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND

NOT BEFORE A JURY.



     SECTION 14.12.  Consent To Jurisdiction; Waiver Of
                     ----------------------------------
Immunities.  EACH OF ANNTAYLOR AND THE COMPANY HEREBY
---------
ACKNOWLEDGES AND AGREES THAT:




          (a)  IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION,

     FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF

     FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE

     COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK IN ANY

     ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS

     AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH

     ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN

     SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER

     COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY

     EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO

     THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.




          (b)  TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE

     ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY

     LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT

     PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION

     OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT

     HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS

     OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.




     SECTION 14.13.  Execution in Counterparts.  This Agreement
                     --------------------------
may be executed in any number of counterparts and by the

different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same

Agreement.




     SECTION 14.14.  No Recourse Against Other Parties.  No
                     ---------------------------------
recourse under any obligation, covenant or agreement of Lender contained in this Agreement shall be had against any stockholder,

employee, officer, director, or incorporator of Lender, provided,

however, that nothing in this Section 14.14 shall relieve any of
                              -------------
the foregoing Persons from any liability which such Person may otherwise have for his/her or its gross negligence or willful misconduct.



     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly

authorized, as of the date first above written.



                           ANNTAYLOR FUNDING, INC. as the Company


                           By  /s/ Walter J. Parks
                               -------------------------------

                             Title:  Vice President

                             414 Chapel Street
                             New Haven, CT  06511
                             Telephone No.: (203) 865-0811
                             Facsimile No.: (203) 865-2756
                             Attention:  President


                           ANNTAYLOR, INC., as initial Servicer


                           By  /s/  Walter J. Parks
                              ---------------------------------

                             Title:  Senior Vice President

                             142 West 57th Street
                             New York, NY  10019
                             Telephone No.: (212) 541-3300
                             Facsimile No.: (212) 541-3299
                             Attention:  Senior Vice President



                            with a copy to:

                            AnnTaylor, Inc.
                            414 Chapel Street
                            New Haven, CT  06511
                            Telephone No.: (203) 865-0811
                            Facsimile No.: (203) 865-2756
                            Attention: Vice President - Controller


                            MARKET STREET CAPITAL CORP.,
                            as Lender
                            By  /s/ Douglas K. Johnson
                               --------------------------------
                            Title  President

                            c/o AMACAR Group, L.L.C.
                            6707-D Fairview Road
                            Charlotte, North Carolina  28210
                            Facsimile No.: (704) 365-1362
                            Attention: Douglas K. Johnson


                           PNC BANK, NATIONAL ASSOCIATION,
                           as Administrator

                           By:  /s/ Robert O. Finley, Jr.
                               --------------------------
                           Title:  Vice President

                           Fifth Avenue and Wood Street
                           Pittsburgh, Pennsylvania  15265
                           Facsimile No.: (412) 762-9184
                           Attention: Robert O. Finley, Jr.
--------------------------------------------------------------
                           APPENDIX A

                          DEFINITIONS


     This is Appendix A to the Amended and Restated Receivables

Financing Agreement dated as of October 31, 1995 among AnnTaylor

Funding, Inc., AnnTaylor, Inc., Market Street Capital Corp. and

PNC Bank, National Association, as Administrator (as further amended, supplemented or otherwise modified from time to time,

and including the Original Financing Agreement for the time that it was in effect, this "Agreement").  Each reference in this
                        ---------
Appendix A to any Section, Appendix or Exhibit refers to such
----------
Section of or Appendix or Exhibit to this Agreement.



     A.   Defined Terms.  As used in this Agreement, unless the
          -------------
context requires a different meaning, the following terms have the meanings indicated hereinbelow:



     "Account" means each revolving credit card account
      -------
established pursuant to a Contract between AnnTaylor and any

Obligor pursuant to which indebtedness may arise for the purchase of goods.


     "Account Age" has the meaning set forth in Schedule 7.03(c).
      -----------                               ----------------

     "Administrator" has the meaning set forth in the preamble.
      -------------                                   --------

     "Administrator's Office" means the office of the
      ----------------------
Administrator at Fifth Avenue and Wood Street, Pittsburgh,

Pennsylvania  15265, Attention: Market Street, or such other address as shall be designated by the Administrator in writing to the Company and Lender.



     "Affected Party" means each of Lender, each Liquidity Bank,
      --------------
any assignee or participant of Lender or any Liquidity Bank, each other Program Support Provider, any assignee or participant of any Program Support Provider, PNC Bank, any successor to PNC Bank as Administrator and any sub-agent of the Administrator.



     "Affiliate" when used with respect to ATSC, AnnTaylor or the
      ---------
Company means ATSC or any Subsidiary of ATSC and when used with respect to any other Person means any other Person controlling,

controlled by, or under common control with, such Person.



     "Alternate Base Rate" means, on any date, a fluctuating rate
      -------------------
of interest per annum equal to the higher of
            --- -----


          (a)  the rate of interest most recently announced by

     PNC Bank in Pittsburgh, Pennsylvania, as its prime rate; and



          (b)  the Federal Funds Rate (as defined below) most

     recently determined by PNC Bank plus 1.0% per annum.
                                               --- -----


The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Liquidity Agent in connection with extensions of credit.



     "Amount Payable" has the meaning set forth in
      --------------
Section 3.01(b).
---------------


     "AnnTaylor" has the meaning set forth in the preamble.
      ---------                                   --------


     "AnnTaylor Credit Agreement" means the Amended and Restated
      --------------------------
Credit Agreement, dated as of September 29, 1995, among

AnnTaylor, Bank of America National Trust and Savings Association

and Fleet Bank, National Association, as Co-Agents, the financial institutions from time to time party thereto and Bank of America

National Trust and Savings Association, as Agent.



     "Assignment Agreement" has the meaning set forth in
      --------------------
paragraph 3 of the Background.
-----------        ----------


     "ATSC" means AnnTaylor Stores Corporation, a Delaware
      ----
corporation.



     "Bank Rate" for any Interest Period means
      ---------


          (a)  in the case of any Interest Period other than a

     Interest Period described in clause (b), an interest rate
                                  ----------
     per annum equal to the sum of (x) the Bank Rate Spread, plus
     --- -----                                               ----
     (y) the Eurodollar Rate (Reserve Adjusted) for such Interest

     Period;



          (b)  in the case of


                    (i) any Interest Period on or prior to the

          first day of which Lender or any Liquidity Bank shall

          have notified the Administrator that (A) the

          introduction of or any change in or in the

          interpretation of any law or regulation makes it

          unlawful, or any central bank or other governmental

          authority asserts that it is unlawful, for such Person

          to fund the applicable Loan (or portion thereof) at the

          rate described in clause (a), or (B) due to market
                            ----------
          conditions affecting the London interbank eurodollar

          market, funds are not reasonably available to such

          Person in such market in order to enable it to fund

          such Loan (or portion thereof) at the rate described in

          clause (a) (and in the case of subclause (A) or (B),
          ----------                     -------------    ---
          such Person shall not have subsequently notified the

          Administrator that such circumstances no longer exist),

          or


                    (ii)  any Interest Period as to which the

          Administrator does not receive notice or determine, by

          no later than 12:00 noon (New York City time) on the

          third Business Day preceding the first day of such

          Interest Period, that the applicable Loan (or portion

          thereof) will be funded by Liquidity Loans and not by

          the issuance of Commercial Paper Notes,



     an interest rate per annum equal to (x) the Bank Rate
                      --- -----
     Spread, plus (y) the Alternate Base Rate in effect from time
             ----
     to time during such Interest Period.



     "Bank Rate Spread" for purposes of determining the Bank Rate
      ----------------
for any Interest Period means a rate per annum equal to (i) if
                                     --- -----
the Bank Rate for such Interest Period will be based on the

Eurodollar Rate (Reserve Adjusted), 1.25% per annum, and (ii) if
                                          --- -----
the Bank Rate for such Interest Period will be based on the

Alternate Base Rate, 0.25% per annum.
                           --- -----


     "Board of Directors" means either the Board of Directors of
      ------------------
the Company or any duly authorized committee of that board.




     "Borrowing Base" has the meaning set forth in Section
      --------------                               -------
1.03(a).
-------


     "Borrowing Notice" has the meaning set forth in Section
      ----------------                               -------
1.02(a).
-------


     "Business Day" means a day on which both (a) the
      ------------
Administrator at its principal office in Pittsburgh, Pennsylvania is open for business and (b) commercial banks in New York City and Chicago, Illinois are not authorized or required to be closed for business.



     "Capital Expenditures" shall mean, for any period, on a
      --------------------
consolidated basis for AnnTaylor and its Restricted Subsidiaries,

the aggregate of all expenditures (whether paid in cash or

accrued as liabilities during that period and including that portion of Capital Leases (except any capitalized interest) which is capitalized on the consolidated balance sheet of AnnTaylor and its Restricted Subsidiaries) made by AnnTaylor or any Restricted

Subsidiary during such period that, in conformity with GAAP, are required to be included in or reflected by property, plant or equipment, licenses and permits, or other similar fixed asset accounts as reflected in such balance sheet (including

expenditures for equipment purchased simultaneously with the trade-in of existing equipment owned by AnnTaylor or any such

Restricted Subsidiary to the extent the gross amount of such purchase price exceeds the book value of the equipment being traded in, but excluding expenditures made in connection with the replacement or restoration of assets, to the extent reimbursed or financed from insurance proceeds or condemnation awards).



     "Capital Lease", as applied to any Person, shall mean any
      -------------
lease of any property (whether real, personal, or mixed) by that

Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.




     "Cash Interest Expense" shall mean, for any period, all
      ---------------------
Interest Expense for such period payable in cash.




     "Change in Control" means any of the following:
      -----------------

          (a) "Change in Control" as defined in the

     Indenture dated as of June 15, 1993 from AnnTaylor to

     Fleet Bank, N.A., as Trustee relating to the 8-3/4%

     Subordinated Notes due 2000 of AnnTaylor as in effect

     on the date hereof; or



          (b)  the failure of AnnTaylor to own directly or

     indirectly, 100% of the outstanding voting stock of the

     Company.



     "Clipper" has the meaning set forth in paragraph 2 of the
      -------                               -----------
Background.
----------


     "Collections" means, with respect to any Receivable, all
      -----------
funds which either (a) are received by the Company or Servicer from or on behalf of the related Obligors in payment of any

amounts owed (including, without limitation, purchase prices,

finance charges, interest and all other charges) in respect of such Receivable, or applied to such amounts owed by such Obligors

(including, without limitation, insurance payments that the

Company or Servicer applies in the ordinary course of its

business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon), or (b) are deemed to have been received by the Company or any other Person as a Collection

pursuant to Section 3.02.
            ------------



     "Commercial Paper Notes" means short-term promissory notes
      ----------------------
issued or to be issued by Lender to fund its investments in

accounts receivable or other financial assets.



     "Commitment Fee" has the meaning set forth in the Fee
      --------------
Letter.



     "Company" has the meaning set forth in the preamble.
      -------                                   --------


     "Company Information" has the meaning set forth in Section
      -------------------                               -------
14.07(a).
--------


     "Company Information Provider" has the meaning set forth in
      ----------------------------
Section 14.07(a).
----------------


     "Company's Net Worth" means, at any time, the amount by
      -------------------
which the Company's total assets exceed the Company's total

liabilities, as determined in accordance with GAAP.



     "Contract" means a contract between AnnTaylor and any Person
      --------
pursuant to or under which such Person establishes a revolving credit card account pursuant to which indebtedness may arise for the purchase of goods.  A "related" Contract with respect to the

Receivables means a Contract under which Receivables in the

Receivables Pool arise or which is relevant to the collection or enforcement of such Receivables.



     "CP Rate" for any period means a rate per annum calculated
      -------                              --- -----
by the Administrator equal to the sum of (i) the rate or, if more than one rate, the weighted average of the rates, determined by converting to an interest-bearing equivalent rate per annum the
                                                  --- -----
discount rate (or rates) at which Commercial Paper Notes on each day during such period have been sold by the commercial paper placement agents selected by the Administrator, plus (ii) the
                                                ----
commissions and charges charged by such commercial paper

placement agents with respect to such Commercial Paper Notes,

expressed as a percentage of such face amount and converted to an interest-bearing equivalent rate per annum.
                                 --- -----


     "Credit and Collection Policy" means those credit and
      ----------------------------
collection policies and practices relating to Contracts and

Receivables described in Schedule 6.01(p)-2, as modified without
                         ------------------
violating Section 7.03(c).
          ---------------


     "Customer Letter of Credit" has the meaning set forth in
      -------------------------
Section 3.05(e).
---------------


     "Cut-Off Date" means the last day of each Settlement Period.
      ------------


     "Defaulted Receivable" means a Receivable (a) with an
      --------------------
Account Age greater than 6, unless a payment has been received in the past 30 days, and in all cases where the Account Age is

greater than 7, or (b) as to which the computer records of the

Company or the Servicer identify that an Event of Bankruptcy with respect to the Obligor thereof has occurred and remains

continuing.



     "Delinquency Ratio" means the ratio (expressed as a
      -----------------
percentage) computed as of any Cut-Off Date by dividing (x) the sum for each of the four billing dates in the Settlement Period ending on such Cut-Off Date of the aggregate Unpaid Balance of all Pool Receivables that are Delinquent Receivables and that have been billed on one of such four billing dates by (y) the sum for each of the four billing dates in the Settlement Period

ending on such Cut-Off Date of the aggregate Unpaid Balance of all Pool Receivables that have been billed on one of such four billing dates.



     "Delinquent Receivable" means a Receivable that is not a
      ---------------------
Defaulted Receivable and which has an Account Age of 2 or more.




     "Dilution Ratio" means the ratio (expressed as a percentage)
      --------------
computed as of any Cut-Off Date by dividing (x) the aggregate reductions in Unpaid Balance of all Pool Receivables on account of returns, allowances, revisions or cancellations during the three Settlement Periods ending on such Cut-Off Date by (y) the sum of the aggregate Unpaid Balance of all Pool Receivables on the last day of each of such three Settlement Periods.



     "Distribution Center" shall mean the distribution center,
      -------------------
and related systems and equipment, in Louisville, Kentucky.



     "Dollars" means dollars in lawful money of the United States
      -------
of America.



     "Downgraded Liquidity Bank" means a Liquidity Bank which has
      -------------------------
been the subject of a Downgrading Event.



     "Downgrading Event" with respect to any Person means the
      -----------------
lowering of the rating with regard to the short-term securities of such Person to below (i) A-1 by Standard & Poor's Corporation,

or (ii) P-1 by Moody's Investors Service, Inc.



     "Due Amount" with respect to any Settlement Period means the
      ----------
sum of (i) the amount of interest on the Loans that will be due on the Settlement Date relating to such Settlement Period,

together with any interest previously accrued and remaining

unpaid, plus (ii) the amount of principal that will be due and
        ----
owing with respect to the Loans on the Settlement Date relating to such Settlement Period, together with any principal previously due and remaining unpaid, plus (iii) all fees and other amounts
                          ----
that will be payable by the Company on the Settlement Date

relating to such Settlement Period pursuant to the Agreement,

plus (iv) the amount required to be deposited into the Spread
----
Account and/or reimbursed to the issuer of the Customer Letter of

Credit on the Settlement Date relating to such Settlement Period to bring the sum of the amount of funds on deposit in the Spread

Account plus the stated amount of the Customer Letter of Credit up to the Enhancement Limit.



     "Earned Discount Rate" means with respect to any Settlement
      --------------------
Period, the weighted average of the interest rates applicable to the Loans during such Settlement Period.



     "EBITDA" shall mean, for any period, the sum of the amounts
      ------
for such period, of (a) Net Income, plus (b) to the extent Net
                                    ----
Income is reduced thereby (i) all charges for amortization of intangibles and depreciation, (ii) Interest Expense, (iii) all income tax expense and (iv) extraordinary losses, minus (c)
                                                  -----
extraordinary gains (net of taxes).




     "Eligible Contract" means a Contract in one of the forms set
      -----------------
forth in Schedule 6.01(p)-1 or otherwise approved by the
         ------------------
Administrator.



     "Eligible Receivable" means, at any time, a Pool Receivable:
      -------------------

          (a)  which was generated by AnnTaylor in the ordinary

     course of business and was sold to the Company pursuant to the Purchase Agreement;



          (b)  which, (i) if the perfection of Lender's security

     interest therein is governed by the laws of a jurisdiction where the Uniform Commercial Code -- Secured Transactions is in force, constitutes an account or general intangible as

     defined in the Uniform Commercial Code as in effect in such jurisdiction, and (ii) if the perfection of Lender's

     security interest therein is governed by the law of any

     jurisdiction where the Uniform Commercial Code -- Secured

     Transactions is not in force, the Company has furnished to the Administrator such opinions of counsel and other

     evidence as has reasonably been requested, establishing to the reasonable satisfaction of the Administrator that

     Lender's security interest and other rights with respect

     thereto are not significantly less protected and favorable than such rights under the Uniform Commercial Code;



          (c)  the Obligor of which is resident of the United

     States of America, or any of its possessions or territories,

     is not an Affiliate of the Company, and is not a government or a governmental subdivision or agency;



          (d)  which is not a Defaulted Receivable or a

     Delinquent Receivable;



          (e)  with regard to which the warranty of the Company

     in Section 6.01(l) is true and correct;
        ---------------


          (f)  the sale of an undivided interest in which does

     not contravene or conflict with any law;



          (g)  which is denominated and payable only in Dollars

     in the United States;



          (h)  which arises under an Eligible Contract that has

     been duly authorized by the parties thereto and that,

     together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such

     Obligor in accordance with its terms except as

     enforceability may be limited by bankruptcy, insolvency,

     reorganization, or other similar laws affecting the

     enforcement of creditor's rights generally and by general

     principles of equity, regardless of whether such

     enforceability is considered in a proceeding in equity or at law;



          (i)  which, together with the Contract related thereto,

     does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without

     limitation, laws, rules and regulations relating to usury,

     truth in lending, fair credit billing, fair credit

     reporting, equal credit opportunity, fair debt collection

     practices and privacy) and with respect to which no party

     to the Contract related thereto is in violation of any such law, rule or regulation in any material respect if such

     violation would impair the collectability of such

     Receivable;



          (j)  which satisfies all applicable requirements of the

     Credit and Collection Policy; and



          (k)  the Unpaid Balance (or any portion thereof) of

     which is not being disputed by the Obligor.



     "Enhancement Limit" has the meaning set forth in Section
      -----------------
3.05(d).



     "ERISA" means the U.S. Employee Retirement Income Security
      -----
Act of 1974, as amended from time to time.



     "Estimated Amount" means, with respect to any Settlement
      ----------------
Period, the sum of the (i) the Due Amount that the Company

reasonably estimates will be due on the Settlement Date relating to such Settlement Period, plus (ii) the amount that the Company
                           ----
reasonably estimates will be necessary to provide funds for all other expenses of the Company incurred during such Settlement

Period.



     "Eurodollar Rate (Reserve Adjusted)" means, with respect to
      ----------------------------------
any Interest Period and any Loan (or portion thereof), a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%)

determined pursuant to the following formula:



            Eurodollar Rate      =       Eurodollar Rate
                                         ---------------
          (Reserve Adjusted)              1-Eurodollar

                                        Reserve Percentage

     where:
     -----


     "Eurodollar Rate" means, with respect to any Interest Period
      ---------------
     and any Loan (or portion thereof), the rate per annum at

     which Dollar deposits in immediately available funds are

     offered to the Eurodollar Office of the Administrator two

     Eurodollar Business Days prior to the beginning of such

     period by prime banks in the interbank eurodollar market at or about 11:00 a.m., New York City time, for delivery on the first day of such Interest Period, for the number of days

     comprised therein and in an amount equal or comparable to

     such Loan (or portion thereof) for such Interest Period.




     "Eurodollar Business Day" means a day of the year on which
      -----------------------
     dealings are carried on in the London eurodollar interbank market and banks are open for business in London and are not required or authorized to close in New York City or

     Pittsburgh.




     "Eurodollar Office" means the Administrator's office located
      -----------------
     at Fifth Avenue and Wood Street, Pittsburgh, Pennsylvania

     15265, or such other office as shall be designated by the

     Administrator as its Eurodollar Office pursuant to a written notice delivered by the Administrator to the Liquidity

     Agent, AnnTaylor and the Company.




     "Eurodollar Reserve Percentage" means, with respect to any
      -----------------------------
     Interest Period, the applicable percentage (expressed as a decimal) prescribed by the Federal Reserve Board for

     determining reserve requirements applicable to "Eurocurrency

     Liabilities" pursuant to Regulation D, on the first day of such Interest Period.





     "Event of Bankruptcy" shall be deemed to have occurred with
      -------------------
respect to a Person if either:


          (a)  a case or other proceeding shall be commenced,

     without the application or consent of such Person, in any

     court, seeking the liquidation, reorganization, debt

     arrangement, dissolution, winding up, or composition or

     readjustment of debts of such Person, the appointment of

     a trustee, receiver, custodian, liquidator, assignee,

     sequestrator or the like for such Person or all or

     substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy,

     insolvency, reorganization, winding up or composition or

     adjustment of debts, and such case or proceeding shall

     continue undismissed, or unstayed and in effect, for a

     period of 60 consecutive days; or an order for relief in

     respect of such Person shall be entered in an involuntary

     case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or



          (b)  such Person shall commence a voluntary case or

     other proceeding under any applicable bankruptcy,

     insolvency, reorganization, debt arrangement, dissolution

     or other similar law now or hereafter in effect, or shall

     consent to the appointment of or taking possession by a

     receiver, liquidator, assignee, trustee, custodian,

     sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall

     fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or

     similar entity, its board of directors shall vote to

     implement any of the foregoing.



     "Event of Default" has the meaning set forth in Section
      ----------------                               -------
10.01.
-----



     "Exchange Act" means the Securities and Exchange Act of
      ------------
1934, as amended.




     "Federal Funds Rate" means, for any period, a fluctuating
      ------------------
interest rate per annum equal (for each day during such period)
              --- -----
to


          (a)  the weighted average of the rates on overnight

     federal funds transactions with members of the Federal

     Reserve System arranged by federal funds brokers, as

     published for such day (or, if such day is not a Business

     Day, for the next preceding Business Day) by the Federal

     Reserve Bank of New York; or



          (b) if such rate is not so published for any day which

     is a Business Day, the average of the quotations for such

     day on such transactions received by PNC Bank from three

     federal funds brokers of recognized standing selected by it.



     "Federal Reserve Board" means the Board of Governors of the
      ---------------------
Federal Reserve System, or any successor thereto or to the

functions thereof.



     "Fee Letter" has the meaning set forth in Section 4.01.
      ----------                               ------------

     "Final Payout Date" means the date following the Termination
      -----------------
Date on which Outstanding Principal shall have been reduced to zero and all other amounts payable by the Company under the

Transaction Documents shall have been paid in full or all of the

Pool Receivables existing on or prior to the Termination Date have been written off as uncollectible in accordance with the

Credit and Collection Policy, whichever occurs first.





     "Finance Charge Receivables" shall mean all amounts billed
      --------------------------
to the Obligors on any Account in respect of finance charges,

late charges, and other fees and charges with respect to the

Accounts.



     "Fixed Charge Coverage Ratio" shall mean, for any period,
      ---------------------------
the quotient obtained by dividing (a) EBITDA by (b) the sum of

(i) Capital Expenditures paid or payable during such period, plus
                                                             ----
(ii) scheduled payments made during such period for principal on

Indebtedness excluding any payment made upon termination of the transactions contemplated by this Agreement, plus (iii) Cash
                                             ----
Interest Expense during such period, plus (iv) income tax expense
                                     ----
during such period.




     "GAAP" means generally accepted accounting principles set
      ----
forth in the opinions and pronouncements of the Accounting

Principles Board of the American Institute of Certified Public

Accountants and statements and pronouncements of the Financial

Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the

circumstances as of the date of determination.




     "Gross Default-to-Liquidation Ratio" means the ratio
      ----------------------------------
(expressed as a percentage) computed as of a Cut-Off Date by dividing (x) the aggregate Unpaid Balance of all Pool Receivables that became Defaulted Receivables during the three Settlement

Periods ending on such Cut-Off Date by (y) the aggregate

Collections of all Pool Receivables during such three Settlement

Periods.




     "Indemnified Amounts" has the meaning set forth in Section
      -------------------                               -------
13.01.
-----



     "Indemnified Party" has the meaning set forth in Section
      -----------------                               -------
13.01.
-----



     "Information Package" has the meaning set forth in Section
      -------------------                               -------
3.01.
----



     "Interest Expense" shall mean, for any period for ATSC,
      ----------------
AnnTaylor and its Restricted Subsidiaries on a consolidated

basis, total consolidated interest expense, whether paid or

accrued (including any amortization of discount and the interest component of Capital Leases), for such period, including to the extent included in interest expense, all commissions, discounts and other fees and charges owed with respect to the letters of credit, the fees payable under this Agreement and net costs under

Interest Rate Contracts, all as determined in conformity with

GAAP, plus (without duplication) all capitalized interest.
      ----



     "Interest Period" means
      ---------------

          (a)  the period from, and including, the date hereof to

          the next occurring Settlement Date; and



          (b)  thereafter, each period from, and including, a

          Settlement Date to, but excluding, the next Settlement Date;


provided, however, that the last Interest Period shall end on the
--------  -------
date on which the Loans have been reduced to zero and all other fees and expenses owed by the Company hereunder shall have been paid in full.



     "Lender" has the meaning set forth in the preamble.
      ------                                   --------


     "Lending Limit" has the meaning set forth in Section 1.01.
      -------------                               ------------


     "Lien" means any mortgage, lien, pledge, encumbrance,
      ----
charge, retained security title of a conditional vendor or lessor or other security interest of any kind, whether arising under a security agreement, mortgage, deed of trust, chattel mortgage,

assignment, pledge, retention or security title, financing or similar statement or notice or arising as a matter of law,

judicial process or otherwise.



     "Liquidation Fee" means, for each Loan (or portion thereof)
      ---------------
for each day in any Interest Period the amount, if any, by which:



          (a)  the additional interest (calculated without taking

     into account any Liquidation Fee) which would have accrued on any portion of the Loan prepaid during such Interest

     Period (as so computed) if such prepayments had not been

     made exceeds,



          (b)  the income, if any, received by Lender from

     investing the proceeds of such prepayments of the Loan.



     "Liquidity Agent" means PNC Bank, as agent for the Liquidity
      ---------------
Banks under the Liquidity Agreement, or any successor to PNC Bank in such capacity.



     "Liquidity Agreement" means and includes (a) the Liquidity
      -------------------
Agreement dated as of October 31, 1995 among Lender, as borrower,

the Liquidity Agent, and the Liquidity Banks, and (b) any other agreement hereafter entered into by Lender providing for the making of loans or other extensions of credit to Lender secured by a direct or indirect security interest in the Loans (or any portion thereof), to support all or part of Lender's payment obligations under the Commercial Paper Notes or to provide an alternate means of funding Lender's investments in accounts

receivable or other financial assets, and under which the amount available from such extensions of credit is limited to an amount calculated by reference to the value or eligible unpaid balance of such accounts receivable or other financial assets or any portion thereof or the level of deal-specific credit enhancement available with respect thereto, as such Liquidity Agreement or other agreement may be amended, supplemented or otherwise

modified from time to time.



     "Liquidity Bank" means any one of, and "Liquidity Banks"
      --------------                         ---------------
means all of, PNC Bank, United States National Bank of Oregon and

the other commercial lending institutions that are at any time parties to the Liquidity Agreement.



     "Liquidity Loan" means a loan made by the Liquidity Bank (or
      --------------
simultaneous loans made by the Liquidity Banks) pursuant to the

Liquidity Agreement.




     "Loan" has the meaning set forth in Section 1.01.
      ----                               ------------


     "Loan Termination Date" means that day on which an Event of
      ---------------------
Default has occurred and is continuing, and


          (a)  the Administrator declares a Loan Termination Date

     in a notice to the Company in accordance with Section
                                                   -------
     10.02(a); or
     --------


          (b)  in accordance with Section 10.02(b), becomes the
                                  ----------------
     Loan Termination Date automatically.



     "Lock-Box Agreement" means a letter agreement, in
      ------------------
substantially the form of Exhibit 5.01(g), between the Company
                          ---------------
and any Lock-Box Bank.



     "Lock-Box Bank" means any of the banks holding one or more
      -------------
lock-box accounts for receiving Collections from Pool

Receivables.



     "Loss Reserve" means on any day, an amount equal to the
      ------------
product of the Outstanding Principal multiplied by the sum of
                                     -------------


(1)  16.5%; plus
            ----


(2)  if a positive number, 4.5% minus the Net Yield as of such
                                -----
     day, plus
          ----


(3)  if a positive number, the Dilution Ratio on such day minus
                                                          -----
     12.5%, plus
            ----


(4)  if a positive number, the Delinquency Ratio minus 11.0%.
                                                 -----


     "Material Adverse Effect" means, with respect to any event
      -----------------------
or circumstance, a material adverse effect on:



            (i)  the business, assets, financial condition,

     operations or prospects of the Company;



           (ii)  the ability of the Company to perform its

     obligations under this Agreement, the Note or any other

     Transaction Document;



          (iii)  the validity or enforceability of this

     Agreement, the Note or any other Transaction Document;



           (iv)  the status, existence, perfection, priority or

     enforceability of Lender's interest in the Receivables Pool;

     or



            (v)  the collectability of a significant portion of

     the Pool Receivables.



     "Net Default-to-Liquidation Ratio" means the ratio
      --------------------------------
(expressed as a percentage) computed as of a Cut-Off Date by dividing (x) the aggregate Unpaid Balance of all Pool Receivables that became net charge-offs during the three Settlement Periods ending on the most recent Cut-Off Date by (y) the aggregate

Collections of all Pool Receivables during such three Settlement

Periods.



     "Net Income" means, for any period on a consolidated basis
      ----------
for ATSC, AnnTaylor and its Restricted Subsidiaries, the

consolidated net income (or loss) of AnnTaylor and its Restricted

Subsidiaries for such period taken as a single accounting period,

after adding or deducting the amount of any extraordinary gain and extraordinary loss net of taxes, determined in conformity with GAAP.



     "Net Pool Balance" at any time means an amount equal to the
      ----------------
aggregate Unpaid Balance of the Eligible Receivables in the

Receivables Pool as set forth in the most recent delivered

Information Package reduced by the amount by which the Unpaid

Balance of the Eligible Receivables with respect to which

interest payments have been deferred exceeds 3% of Outstanding

Principal.



     "Net Worth" shall mean, as at any date of determination, the
      ---------
amount by which (a) the total consolidated assets of ATSC,

AnnTaylor and its Restricted Subsidiaries exceed (b) the total consolidated liabilities of ATSC, AnnTaylor and its Restricted

Subsidiaries, as determined in conformity with GAAP, but

excluding for the purposes of this definition, unrealized foreign exchange translation gains and losses from investments in foreign

Subsidiaries.



     "Net Yield" means, with respect to any Settlement Period,
      ---------
the Portfolio Yield minus the Servicer's Fee Rate, the Earned

Discount Rate and the Program Fee rate.




     "Note" has the meaning set forth in Section 1.04.
      ----                               ------------


     "Obligor" means a Person obligated to make payments with
      -------
respect to a Receivable, including any guarantor thereof.



     "Original Financing Agreement" has the meaning set forth in
      ----------------------------
paragraph 2 of the Background.
-----------        ----------


     "Original Note" means the promissory note issued by the
      -------------
Company and delivered to Clipper pursuant to the Original

Financing Agreement.



     "Outstanding Principal" means at any time an amount equal to
      ---------------------
the aggregate principal amount of the Loans outstanding at such time.



     "Payment Rate" means, with respect to any Settlement Period,
      ------------
the ratio, expressed as a percentage, of (x) the Collections received during such Settlement Period to (y) the aggregate

Unpaid Balance of all Pool Receivables as of the last day of the previous Settlement Period.



     "Person" means an individual, partnership, corporation
      ------
(including a business trust), joint stock company, trust,

unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.



     "PNC Bank" has the meaning set forth in the preamble.
      --------                                   --------


     "Pool Receivable" means each Receivable described in Section
      ---------------
1.1(a) or (b) of the Purchase Agreement.



     "Portfolio Yield" means, with respect to any Settlement
      ---------------
Period, the annualized percentage equivalent of a fraction, the numerator of which is the amount of Finance Charge Receivables accrued during the immediately preceding Settlement Period, after subtracting therefrom the aggregate Unpaid Balance of Receivables which were net charge offs in such Settlement Period, and the denominator of which is the aggregate Unpaid Balance of Pool

Receivables as of the last day of the immediately preceding

Settlement Period.



     "Principal Receivables" means amounts (other than any
      ---------------------
amounts which represent Finance Charge Receivables) billed to the

Obligor on any Account in respect of purchases of goods.



     "Program Fee" has the meaning set forth in the Fee Letter.
      -----------


     "Program Information" has the meaning set forth in Section
      -------------------                               -------
14.08.
-----


     "Program Support Provider" means and includes any Liquidity
      ------------------------
Bank and any other or additional Person (other than any customer of Lender) now or hereafter extending credit or having a

commitment to extend credit to or for the account of, or to make purchases from, Lender or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with Lender's securitization program.



     "Program Support Agreement" means and includes the Liquidity
      -------------------------
Agreement and any other agreement entered into by any Program

Support Provider providing for the issuance of one or more

letters of credit for the account of Lender, the issuance of one or more surety bonds for which Lender is obligated to reimburse the applicable Program Support Provider for any drawings

thereunder, the sale by Lender to any Program Support Provider of the Loans (or portions thereof) and/or the making of loans and/or other extensions of credit to Lender in connection with Lender's securitization program, together with any letter of credit,

surety bond or other instrument issued thereunder [(but excluding any discretionary advance facility provided by the

Administrator).



     "Purchase Agreement" means the Purchase and Sale Agreement,
      ------------------
dated as of January 27, 1994 between the Company and AnnTaylor,

as seller, as it may be amended, supplemented or otherwise

modified from time to time.



     "Qualifying Liquidity Bank" means a Liquidity Bank with a
      -------------------------
rating of its short-term securities equal to or higher than (i) A-

1 by Standard & Poor's Corporation and (ii) P-1 by Moody's

Investors Service, Inc.



     "Receivable" means any right to payment from a Person,
      ----------
whether constituting an account, chattel paper, instrument or a general intangible, arising under an Account, and includes the right to payment of any interest or finance charges and other obligations of such Person with respect thereto.



     "Receivables Pool" means at any time all then outstanding
      ----------------
Pool Receivables, the Contracts related thereto, Related

Security, the Spread Account, all amounts payable to, or for the benefit of, the Company under the interest rate agreements, if any, entered into by the Company, all rights and claims of the

Company in and under the Purchase Agreement, all Collections, all books and records related to any of the foregoing, and all

proceeds of the foregoing, in each case whether now or hereafter existing.



     "Regulation D" means Regulation D of the Federal Reserve
      ------------
Board, or any other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in

Regulation D, as in effect from time to time.



     "Regulatory Change" means, relative to any Affected Party
      -----------------

          (a)  any change in (or the adoption, implementation,

     change in phase-in or commencement of effectiveness of) any



                    (i)  United States federal or state law or

          foreign law applicable to such Affected Party;



                    (ii)  regulation, interpretation, directive,

          requirement or request (whether or not having the force

          of law) applicable to such Affected Party of (A) any

          court, government authority charged with the

          interpretation or administration of any law referred to

          in clause (a)(i) or of (B) any fiscal, monetary or
             -------------
          other authority having jurisdiction over such Affected

          Party; or



                   (iii)  generally accepted accounting

          principles or regulatory accounting principles

          applicable to such Affected Party and affecting the

          application to such Affected Party of any law,

          regulation, interpretation, directive, requirement or

          request referred to in clause (a)(i) or (a)(ii) above;
                                 -------------    -------
          or



          (b)  any change in the application to such Affected

     Party of any existing law, regulation, interpretation,

     directive, requirement, request or accounting principles

     referred to in clause (a)(i), (a)(ii) or (a)(iii) above.
                    -------------  -------    --------


     "Related Security" means, with respect to any Pool
      ----------------
Receivable: (a)  all right, title and interest in and to all

Contracts that relate to such Pool Receivable; (b) all interests in returned merchandise, if any, relating to the sale which gave rise to such Pool Receivable; (c) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Pool Receivable, whether pursuant to the Contract related to such Pool Receivable or otherwise; (d)

all UCC financing statements covering any collateral securing payment of such Pool Receivable; and (e) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Pool Receivable

whether pursuant to the Contract related to such Pool Receivable or otherwise.



     "Reporting Date" has the meaning set forth in Section
      --------------                               -------
3.01(a).
-------


     "Responsible Officer" means (a) with respect to AnnTaylor or
      -------------------
ATSC:  the Chief Financial Officer, Treasurer, Vice President -

Financial Reporting or Vice President - Credit and (b) with

respect to the Company:  the President, Treasurer or any Vice

President.



     "Restricted Subsidiary" shall mean any Subsidiary of
      ---------------------
AnnTaylor which is not an Unrestricted Subsidiary.  Whether or not a Restricted Subsidiary is a "wholly-owned Restricted

Subsidiary" shall be determined without taking into account any directors' qualifying shares.



     "Secured Parties" means Lender, the Administrator, the
      ---------------
Indemnified Parties and the Affected Parties.




     "Servicer" has the meaning set forth in Section 8.01(a).
      --------                               ---------------


     "Servicer Material Adverse Effect" means, with respect to
      --------------------------------
any event or circumstance, a material adverse effect on:



            (i)  the business, assets, financial condition,

     operations or prospects of the Servicer;



           (ii)  the ability of the Servicer to perform its

     obligations under this Agreement or any other Transaction

     Document to which the Servicer, in its capacity as such, is a party;



          (iii)  the validity or enforceability as against the

     Servicer of this Agreement or any other Transaction Document to which the Servicer, in its capacity as such, is a party;



           (iv)  the status, existence, perfection, priority or

     enforceability of Lender's interest in the Receivables Pool;

     or



            (v)  the collectability of a significant portion of

     the Pool Receivables.



     "Servicer Transfer Event" has the meaning set forth in
      -----------------------
Section 8.01(b).
---------------


     "Servicer's Fee" accrued for any day means an amount equal
      --------------
to (x) the Servicer's Fee Rate, times (y) the Net Pool Balance at
                                -----
the close of business on such day, times (z) 1/360.
                                   -----


     "Servicer's Fee Rate" means (a) 2% per annum if AnnTaylor is
      -------------------
the Servicer and (b) up to 3% per annum if a Person other than

AnnTaylor is the Servicer.



     "Settlement Date" means the second Business Day following
      ---------------
each Reporting Date.



     "Settlement Period" means
      -----------------


          (a)  the period from, but excluding, October 24, 1995

     to, and including, November 24, 1995; and



          (b)  thereafter, each period from, but excluding, the

     last day of the next preceding Settlement Period to, and

     including, the 24th day of the next following calendar

     month.



     "Spread Account" has the meaning set forth in Section
      --------------                               -------
3.05(a).
-------


     "Spread Account Agreement" has the meaning set forth in
      ------------------------
Section 3.05(a).
---------------


     "State Street" has the meaning set forth in paragraph 2 of
      ------------                               -----------
the Background.
    ----------


     "Subsidiary" means a corporation of which AnnTaylor and/or
      ----------
its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary

voting power for the election of directors.



     "Successor Notice" has the meaning set forth in Section
      ----------------                               -------
8.01(b).
-------


     "Termination Date" means the earliest of
      ----------------


          (a)  the date of termination (whether by scheduled

     expiration, termination on default or otherwise) of either the Liquidity Banks' commitments under the Liquidity

     Agreement or any other Program Support Provider's commitment under any other Program Support Agreement;



          (b)  the Loan Termination Date;



          (c)  January 27, 1997;



          (d)  3 Business Days after the Administrator has

     received a written request by the Company to terminate the commitment of Lender under this Agreement;



          (e)  failure to obtain a Liquidity Agreement in

     substitution for the then existing Liquidity Agreement on or before 30-days prior to the expiration of the commitments of the Liquidity Banks thereunder; or



          (f)  (i)  a Downgrading Event with respect to a

     Liquidity Bank shall have occurred and been continuing for not less than 45 days, (ii) the Downgraded Liquidity Bank

     shall not have been replaced by a Qualifying Liquidity Bank pursuant to a Liquidity Agreement in form and substance

     acceptable to Lender and the Administrator, and (iii) the

     commitment of such Downgraded Liquidity Bank under the

     Liquidity Agreement shall not have been funded or

     collateralized in such a manner that such Downgrading Event will not result in a reduction or withdrawal of the credit rating applied to the Commercial Paper Notes by any of the rating agencies then rating the Commercial Paper Notes; or



          (g)  Lender shall become an "investment company" within

     the meaning of the Investment Company Act of 1940, as

     amended.



     "Transaction Documents" means this Agreement, the Lock-Box
      ---------------------
Agreements, the Purchase Agreement, the Fee Letter, the Note, the

Spread Account Agreement and the other documents to be executed and delivered in connection herewith.



     "UCC" means the Uniform Commercial Code as from time to time
      ---
in effect in the applicable jurisdiction or jurisdictions.



     "Unmatured Event of Default" means any event which, with the
      --------------------------
giving of notice or lapse of time, or both, would become an Event of Default.



     "Unpaid Balance" of any Receivable means at any time (a) in
      --------------
the case of any Principal Receivable, the unpaid amount thereof and (b) in the case of any Finance Charge Receivable, the amount thereof accrued in accordance with the related Contract and

unpaid at such time.



     "Unrestricted Subsidiary" shall mean a Subsidiary of
      -----------------------
AnnTaylor which has been designated as such by resolution duly adopted by the board of directors of AnnTaylor, which at the time of such designation had assets of $1,000 or less and which does not own or hold any securities of, or any Lien on any property of, ATSC, AnnTaylor or any Restricted Subsidiary provided no
                                                 --------
Subsidiary of AnnTaylor shall be (or, if already an Unrestricted

Subsidiary shall immediately cease to be) an Unrestricted

Subsidiary if, at any time, ATSC, AnnTaylor or any other

Restricted Subsidiary of AnnTaylor shall create, incur, issue,

assume, guarantee or in any other manner whatsoever be or become liable with respect to any claim against or any contractual

obligation or indebtedness of, such Subsidiary.



     B.   Other Terms.  The following terms shall have the
          -----------
meanings assigned thereto in the AnnTaylor Credit Agreement, as in effect on the date hereof, and such definitions are hereby incorporated by reference:  "Indebtedness", "Interest Rate
                             ------------    --------------
Contracts" and "Restricted Payment".  All accounting terms not
---------       ------------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles.  All terms used in

Article 9 of the UCC in the State of New York, and not

specifically defined herein, are used herein as defined in such

Article 9.



     C.   Computation of Time Periods.  Unless otherwise stated
          ---------------------------
in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means

"from and including" and the words "to" and "until" each means

"to but excluding".
----------------------------------------------------------------
                                              Schedule 6.01(n)
                                              ----------------



                          List of Offices Where
                             Records are Kept
                          ----------------------



AnnTaylor Funding, Inc.
-----------------------

Chief place of business and chief executive office:

        414 Chapel Street
        New Haven, Connecticut 06511

or

        142 West 57th Street
        New York, New York 10019


location of books and records, etc.

        142 West 57th Street
        New York, New York 10019


        414 Chapel Street
        New Haven, Connecticut 06511



=================================================================
                                                 Schedule 6.01(o)
                                                ----------------

                          List of Lock-Box Banks
                          ----------------------


AmSouth Bank N.A.
1900 Fifth Avenue North
Birmingham, Alabama 35203
Account Number:  55976026

=====================================================================
                                                 Schedule 6.01(p)-1
                                                 ------------------
                            Forms of Contracts
                            ------------------

                   (See AnnTaylor Credit Card Application)

======================================================================
                                               Schedule 6.01(p)-2
                                                -------------------


           Credit and Collection Policy and Method of Aging
           ------------------------------------------------

  (Contact AnnTaylor Corporate Offices for copy of Credit And Collection
                        Policy and Method of Aging)

======================================================================
                                                      Schedule 6.01(r)
                                                     ----------------


                                TRADE NAMES
                                -----------


AnnTaylor Funding, Inc.
-----------------------
       None

=====================================================================
                                                Schedule 6.02(k)
                                                ----------------

            List of Offices of the Services Where Records Are Kept
            ------------------------------------------------------


AnnTaylor, Inc.
---------------

Chief place of business and chief executive office:

        142 West 57th Street
        New York, New York 10019


location of books and records, etc.:

        142 West 57th Street
        New York, New York 10019

        414 Chapel Street
        New Haven, Connecticut  06511


=====================================================================

                                               Schedule 6.02(L)
                                                ----------------

                          List of Bank Accounts
                          ---------------------
                             (See attached)




1         New Haven      Peoples                   42-7004109
                         950 Chapel Street         786-2600 Brian
                         New Haven, CT  06510


2         Westport       Chase Manhattan           5601016602
                         P.O. Box 871
                         Bridgeport, CT  06601


3         New Canaan     Shawmut Bank              006561-0893
                         Customer Center
                         P.O. Box 1365
                         Framingham, MA  01701


4         Greenwich      Fleet Bank                1429965
                         Attn:  Donna Flynn
                         Mail Code:  CT E8HX15A
                         One Constitution Plaza
                         Hartford, CT  06115-1600


5         Braintree      Baybank                   3869-909-1
                         2 Technology Place        (800) 833-3336
                         Mail Code:  A-504
                         Waltham, MA   02154


6         Warwick        Citizens Bank & Trust     018-901-4
                         One Citizens Drive        (401) 456-7171
                         Riverside,  RI    02915-  401-456-7500
                         3000


10        Burlington     Baybank                   921-258-2
                         2 Technology Place        (617) 273-1700
                         Mail Code:  A-504         1-800-833-3336
                         Waltham, MA  02154


12        Cambridge      Baybank                   100-03555
                         2 Technology Place        (617) 661-3300
                         Mail Code:  A-504         (617) 893-7750
                         Waltham, MA  02154


13        Pheasant Lane  First N.H. Bank           20163164801
                         One Hampshire Plaza       (800) FIRSTNH
                         Manchester, NH  03105


14        80th  &        Chase Manhattan           034-1-208015
          Madison        Box 241
                         New York, NY  10081


15        Eastchester    North Fork Bank           2424004097
                         696 White Plains Rd
                         Scarsdale, NY  10583


16        Holyoke Mall   Springfield Institute     49815723
                         1441 Main Street
                         Springfield, MA  01103


20        Riverside      United Jersey Bank        111 013224
                         401 Hackensack Avenue
                         Hackensack, NJ  07602


21        Georgetown     Riggs National Bank       1218-077
                         Service Line Dept.        (202) 835-4000
                         P.O. Box 96758            Glen Johnson
                         Washington,  DC   20090-
                         6758


22        Newbury        Fleet Bank, MA            2661-5294
          Street         Attn:  Donna Flynn        (617) 267-5261
                         Mail Code:  CT E8HX15A
                         One Constitution Plaza
                         Hartford,  CT     06115-
                         1600


23        Hartford       Shawmut Bank              00-6552-7183
                         Customer Center
                         P.O. Box 1365
                         Framingham, MA  01701


24        Wellesley      Shawmut Bank              05-0096-3922
          Square         Customer Center
                         P.O. Box 1365
                         Framingham, MA  01701


25        Michigan       First   Nat'l  Bank   of  80-08086
          Avenue         Chicago                   (312) 407-1604
                         Mail Suite 0205
                         Chicago, IL  60670


28        Oak Street     Northern Trust Company    00004319-31
                         50 South LaSalle Street   (312)    630-6652
                         Chicago, IL  60675        Barbara Perkin


29        Manhasset      Crossland Bank            0337701957
                         2030 Northern Blvd.
                         Manhasset, NY 11030


30        Tyson's        Riggs National Bank       01755552
                         Service Line Dept.        (202)    835-6530
                         P.O. Box 96758            Glenn Johnson
                         Washington,  DC   20090-
                         6758


31        White Flint    Citizens  Bank  &  Trust  057-4-919
                         Co.                       (800) 777-1962
                         of Maryland
                         White Flint Mall
                         Kensington, MO  20895


33        Continental    Bank of America           77-93189
          Bank           231 South LaSalle St.
                         Chicago, IL  60697


36        Mazza          Riggs National Bank       17184432
                         Service Line Dept.
                         P.O. Box 96758
                         Washington, DC    20090-
                         6758


40        Central        Fleet Bank                263624-7
          Office         Attn:  Donna Flynn        (203)    351-1254
                         Mail Code:  CT E8HX15A    Mary McArdle
                         One Constitution Plaza
                         Hartford,  CT     06115-
                         1600


41        Troy           Michigan National Bank    59631-1465-6
                         2038 West Big Beaver      (313) 643-8660
                         Troy, MI  48984


43        Ardmore        Mellon Bank               2-125-649
                         Mellon  Square, Customer  (215) 553-8000
                         Service
                         Pittsburgh, PA    15259-
                         0003


44        King       of  Mellon Bank               2-540-672
          Prussia        Mellon  Square, Customer
                         Service
                         Pittsburgh,  PA   15259-
                         0003


46        Oxford Center  Dollar Bank               2661397701
                         340 Fourth Avenue
                         Pittsburgh, PA  15222


48        North   Clark  First   Nat'l  Bank   of  1115000631979
          Street         Chicago                   (312) 407-4000
                         1660 N. LaSalle St.
                         Suite 0294
                         Chicago, IL  60670-0294


49        Third Avenue   European American         106-01414-5
                         Bank & Trust Co.          (212) 688-0992 Ed
                         800 Third Avenue          Kline
                         New York, NY  10022


51        Ross Park      Mellon Bank               1561627
                         Mellon  Square, Customer  (412)    366-9710
                         Service                   Caroline
                         Pittsburgh,  PA   15259-
                         0003


52        Walnut Street  First Fidelity Bank       3308285
                         Chester       Operations  (215) 734-6100
                         Center
                         1 West 4th Street
                         Chester, PA  19013


55        Mt. Lebanon    PNC Bank                  001-240786
                         P.O. Box 609              (412) 762-2435
                         Pittsburgh,  PA   15230-
                         9738


56        Glen    Eagle  PNC Bank                  8559245451
          Square         P.O. Box 8319
                         Philadelphia, PA  19101


57        Nanuet Mall    Chemical Bank             654-0640488-65
                         41 South Middletown Rd.
                         Nanuet, NY  10954


58        Woodbridge     First Fidelity Bank       84075-006-91
                         10 Main Street
                         Woodbridge, NJ  07095


59        Menlo Park     First Fidelity Bank       8503500135
                         477 Menlo Park            (908) 549-1366
                         Menlo    Park   Shopping
                         Center
                         Edison, NJ  08837


63        Mayfair        Coconut Grove Bank        010022006206
                         Village Branch            (305) 858-6666
                         2701 S. Bayshore Drive
                         Miami, FL  33133


69        Altamonte      Sun Bank                  0760-760020586
          Mall           498 Palm Springs Drive
                         Altamonte  Springs,   FL
                         32701


70        Westwood       Bank of America           1233-9-54955
                         Attn:   Robert Simpson    (310) 552-4421
                         P.O. Box 27128
                         Concord, CA   94520


71        Woodland       Bank of America           1140-8-00-593
          Hills          Attn:  Robert Simpson     (818) 712-6070
                         P.O. Box 27128
                         Concord, CA  94520


73        Beverly Hills  Bank of Los Angeles       137-012-051126
                         Beverly Hills Office      (213) 351-2359
                         9601 Wilshire Boulevard
                         Beverly Hills, CA  90210


75        Del Amo        Bank of America           09930-10494
                         Attn:  Robert Simpson     (310) 212-4802
                         P.O. Box 27128
                         Concord, CA  94520


76        Beverly        National     Bank     of  1005308
          Center         California
                         Beverly Center
                         P.O. Box 48929
                         Los Angeles, CA  90048


79        Horton Plaza   Wells Fargo Bank          0780-010542
                         101 W. Broadway #303      (619) 589-5150
                         San Diego, CA  92101


83        Houston  Town  First Interstate Bank     2110064350
          &              P.O. Box 3326             (713) 464-9431
          Country        Houston, TX   77253


86        San Antonio    Security Sevice FCU       4198691071
                         474 No. Star Mall
                         San Antonio, TX  78216


89        New   Orleans  First  Bank of Commerce   1102-93185
          Ctr            P.O. Box 60279            (504) 561-1641
                         New Orleans, LA  70160


90        Sutter Street  Bank of America           02600-15257
                         Attn:  Robert Simpson     (415) 396-2972
                         P.O. Box 27128            (415) 781-2235
                         Concord,  CA  94520


92        Ghirardelli    Wells Fargo Bank          0043-054006
          Square         #2 Grant Avenue           (415)    396-2972
                         San Francisco, CA  94108  Jennifer


94        Palo Alto      Bank of America           05203-11068
                         Attn:   Robert Simpson    (415) 853-5811
                         P.O. Box  27128r
                         Concord, CA   94520


95        Mail Order     Fleet Bank                000-2247852
                         Attn:  Donna Flynn
                         Mail Code:  CT E8HX15A
                         One Constitution Plaza
                         Hartford, CT  06115-1600


98        Lakeside Mall  Hibernia Bank             67212-709-2
                         P.O. Box 61540
                         New Orleans, LA  70161


99        Staten Island  Dime Savings Bank         02-00-00103906-4
                         EAB Plaza                 (718) 761-6200
                         12th Floor
                         Uniondale, NY   11553


100       Old Hyde Park  Southern Exchange Bank    100153-2
                         1509 West Suann Avenue    (813) 254-4040
                         Tampa, FL  33601


101       Fashion Mall   Safra Bank                303-517171
                         300 N.W. 82nd Avenue      Cathy Shimko
                         Plantation, FL  33324


102       Boynton Beach  Barnett Bank              1611799545
                         Corresondence
                         P.O. Box 30318
                         Tampa, FL   33633-0663


103       The Avenues    Barnett Bank              2181703593
                         Correspondence            (904) 464-7693
                         P.O. Box 30318
                         Tampa, FL   33633-0663


104       University     Barnett Bank              1406172621
          Square         Correspondence            (813) 225-2200
                         P.O. Box 30318
                         Tampa, FL  33633-0663


105       Cherry Hill    Midlantic National Bank   14030-9651-2
                         Cherry Hill Mall
                         Route 38
                         Cherry Hill, NJ  08002


106       Mall  @   St.  Pioneer Bank              3194019
          Vincent        P.O. Box 31750
                         Shreveport, LA  71130


108       Cambridgeside  East Cambridge Savings    04-80-8001076
                         292 Cambridge St.         (617) 354-7700
                         Cambridge,  MA    02141-
                         1263


110       Larimer        Colorado National Bank    1-227-0088-0646
          Square         1515 Arapahoe Street      (303) 820-4229
                         Denver, CO  80292


111       Charleston     Harris Bank               158739
          Center Mall    1 East Main Street
                         St. Charles, IL  60174


112       Siena Square   Norwest Bank of Boulder   1823473562
                         1242 Pearl Street
                         Box 227
                         Boulder, CO  80306


114       Cherry Creek   Cherry   Creek  National  16-803085
                         Bank
                         3033 East First Avenue
                         Denver, CO  80206-5698


115       Trolley        First Security Bank       131-00283-43
          Square         445 Trolley Square        (801) 350-6600
                         Salt   Lake   City,   UT
                         84102


116       Town Square    NBD                       000410001709287
                         2000 S. Naperville Road
                         Wheaton, IL  60187


117       Lincoln Place  First Interstate Bank     043-443
                         150 Washington Ave.
                         Santa Fe, MN  87501


118       Ocean County   First Fidelity Bank       3000-5-12065
                         1201 Hooper Avenue        (908) 905-4274
                         Tom's River, NJ  08753


119       Las Vegas      Bank of America           150199602
                         2500 W. Spring Mountain Rd.
                         Las Vegas, NV  89193


121       St.     Louis  Mercantile Trust Co. NA   1001281409
          Center         8th & Locust
                         P.O. Box 524
                         St. Louis, MO  63166


122       West   County  Colonial Bank             01-06944-601
          Ctr            12330 Manchester Road     (314) 966-8100
                         Des Peres, MO  63131


123       One   Pacific  Firstier Bank             0827622
          Place          9 Farnam at Seventeenth   (402) 345-1100
                         Omaha, NE  68102


124       Country Club   Country Club Bank         078501
                         414 Nichols Road          (816) 931-4060
                         Kansas City, MI  64112


126       Tower Place    Fifth Third Bank          714-16492
                         7708 Montgomery Rd.
                         Cincinnati, OH  45230


127       Tucson Mall    Bank of America           125-709559
                         4201 No. Circle Rd.
                         Tucson, AZ 85705


128       Freehold       First Fidelity Bank       3000398408
                         72 West Main St.
                         Freehold, NJ  07728


129       Rockingham     Shawmut Bank              510017916
          Park Mall      Customer Center           (800) 685-5595
                         P.O. Box 1365
                         Framingham, MA   01701


130       Regency        Nations Bank              02052218
          Square         P.O. Box 27025            (804) 788-2030
                         Richmond, VA  23261-7025


131       Owings Mills   First Fidelity Bank       4063798294
                         P.O. Box 896
                         Baltimore, MD  21203


132       Harbour Place  Nations Bank              00-0140-8032
                         P.O. Box 27025            (800) 241-5788
                         Richmond, VA  23261-7025


133       Chesterfield   Peoples Bank              004031413712
                         5756 Hopkins Road
                         Richmond, VA  23234


134       Union Station  Adams National Bank       0100161201
                         1627 K Street, NW         (202)   466-4090,
                         Washington, DC  20006     ext 160


136       Reston   Town  First   Union  Bank   of  2070478000217
          Ctr            Virginia                  (800) 677-3778
                         7711 Plantation Rd.
                         Roanoke, VA  24019


137       Montgomery     First Fidelity Bank       4063795803
                         P.O.Box 896
                         Baltimore, MD   21203


138       Towson   Town  Maryland National Bank    09111774
          Center         P.O. Box 987              (410)    828-9666
                         Baltimore, MD  21203      Ann O'Neil


140       Woodbury       Chemical Bank             141062437865
          Commons        7600 Jericho Turnpike     (516) 364-0012
                         Woodbury, NY  11797


143       West Farms     Farmington Savings Bank   30-57-000093
                         P.O. Box 8                677-4541
                         Farmington,  CT   06034-
                         0008


144       Buckland       Savings     Bank      of  662002398
          Hills          Manchester                (203) 647-1050
                         923 Main St. P.O. #231
                         Manchester,  CT   06044-
                         0231


145       75th Street    Marine Midland Bank       027712770
                         1340 Third Ave.           (800) 872-0228
                         New York, NY  10021


151       Ridgedale      AmeriBank                 1017039
                         1809 Plymouth Road South  (   ) 546-6060
                         Minnetonka, MN  55343


152       Conservatory   Firstar Bank              180000027
                         1550 E. 79th Street
                         Bloomington, MN   55425


153       South Bend     First Source Bank         119-865-4
                         P.O. Box 1602
                         South Bend, IN  46634


154       Fairlane Town  NBD                       2567524
          Center         18800 Hubbard Dr.
                         Dearborn, MI  48126


155       Briarwood      NBD                       205000023148
                         P.O. Box 8601             (313)    995-8100
                         Ann Arbor, MI  48107      Bob Connor


159       Springfield    Nations Bank              11060385
          Mall           P.O. Box 27025
                         Richmond,VA   23261-7025


163       Cumberland     Sun Trust  Bank           9300313351
          Mall           Mail Code 011             (414) 438-6859
                         P.O. Box 4418
                         Atlanta, GA  30302


165       Augusta        First Union Bank of GA    2080000090669
                         699 Broad Street
                         Augusta, GA 30901


167       Mall       of  First Bank                1359-30107747
          America        9633 Lyndale Ave. South
                         Bloomington, MN  55420


172       Main Place     Bank of America           1233-5-54957
                         Attn:  Robert Simpson     (714) 558-2155
                         P.O Box 27128
                         Concord, CA   94520


173       La Jolla       Wells Fargo Bank          0734-011133
                         7714 Girard Ave.          (619) 454-2265
                         La Jolla, CA 92037


174       Biltmore       First Interstate Bank     096466018
                         Biltmore Office           (602) 528-7400
                         5050 N. 24th Street
                         P.O. Box 53412
                         Phoenix, AZ  85072-3412


177       South    Lake  Wells Fargo Bank          0613058866
          Avenue         82 South Lake Avenue      (619) 745-3911
                         Pasadena, CA  91101


178       Ala Moana      Bank of America           8870100646
                         P.O. Box 539
                         Honolulu, HI  96809-0539


179       Brea           Bank of America           952-2-35581
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA  94520


180       Desert         Bank of America           09506-01505
          Fashion Mall   Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA   94520


181       Santa  Monica  Santa Monica Bank         09008586
          Place          152 Santa Monica Place
                         Santa Monica, CA  90401


182       Palos Verdes   Union Bank                0730010656
                         507 Silver Spur Road
                         Rolling  Hills  Estates,
                         CA  90274


183       Media    City  Wells Fargo Bank          0933-040495
          Center         900   N.   San  Fernando
                         Blvd.
                         Burbank, CA  91504


184       No.    County  Wells Fargo Bank          0760-017830
          Fair           1991 E. Valley Pkwy
                         Escondido, CA  92027


185       University     Wells Fargo Bank          0721-113330
          Towne          4315  La  Jolla  Village
          Center         Dr.
                         San Diego, CA  92122


187       The Oaks       Bank of America           1011-1-11247
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA   94520


192       Stonestown     Bank of America           0252900245
                         Attn:  Robert Simpson     (415) 956-4433
                         P.O. Box 27128
                         Concord,  CA   94520


193       San Francisco  Bank of America           00666-18805
          Ctr            Attn:  Robert Simpson     (415) 622-4894
                         P.O. Box 27128
                         Concord, CA   94520


194       Pacific First  Seafirst Bank             63497713
          Ctr            701 Fifth Avenue          (206) 358-7800
                         Seattle, WA  98104        (800) 235-0785


195       Arden Fair     Wells Fargo Bank          347056947
                         1795 Arden Way            (916) 440-4670
                         Sacramento, CA  95815


196       Pioneer Place  U.S. Bank of Oregon       0700008980
                         309 S.W. Sixth Avenue     (503) 275-6671
                         P.O. Box 4412
                         Portland, OR  97208


197       Stoneridge     First Interstate Bank     713515701
          Mall           5790 Stoneridge Mall      (510) 463-1170
                         Pleasanton, CA  94566


200       Fifth Avenue   Chemical Bank             134069245265
                         401 Madison Avenue        (212) 949-2539
                         New York, NY  10017


201       Cedarhurst     NatWest Bank              2011-60-8235
                         400 Central Avenue        (516) 569-4200
                         Cedarhurst, LI  11559


203       Upper    West  Chemical Bank             067-0648979-65
          Side           2045 Broadway             (212) 974-1616
                         New York, NY  10023


204       Crossgate      Albany Savings Bank       280000-222-8
                         120   Washington  Avenue  (518)    426-6401
                         Ext.                      Gerrianne
                         Albany, NY  12203


205       Walden         Key Bank                  12-100223-3
          Galleria       2000  Walden Ave., Suite  (716) 683-0480
                         B 216
                         Cheektowaga, NY  14225


207       A & S Plaza    Chemical Bank             023071029165
                         349 Fifth Avenue
                         New York, NY  10016


208       87th Street    Citibank                  3360-8426
                         2350 Broadway             (212) 868-1100
                         New York, NY  10024


209       Roosevelt      Crossland Bank            0417702354
          Field          Roosevelt Field Mall
                         Garden City, NY  11530


241       Fashion Mall   NBD                       700002-634-309
                         One Indiana Square -  J-
                         400
                         Indianapolis, IN  46266


242       Twelve Oaks    Comerica Inc.             1840312803
                         27768 Novi Road
                         Novi, MI  48050


243       Grosse Point   NBD                       4163494
                         P.O. Box 206A             (800) CALL-NBD
                         Detroit, MI  48232        (313) 862-4NBD


244       Kenwood Town   Fifth Third Bank          71652145
          Center         7708 Montgomery Rd.       (513) 891-5600
                         Cincinnati, OH  45230


245       Columbus City  Bank One                  11-86775
                         65 East State Street      (800)    TRY-8400
                         Columbus, OH  43271-1040  Shari
                                                   (800) 248-2880


246       Woodland Mall  Michigan National Bank    5856-160097
                         2627 E. Beltline SE
                         Grand Rapids, MI  49546


248       Westgate       Dollar Bank               2593219871
                         20981 Westgate            (216) 331-9494
                         Fairview Park, OH  44126


249       Laurel Park    NBD                       0010679-14
                         37458 Six Mile Road       (313)    953-0620
                         Livonia, MI  48152        Jean Phillips


260       Saddlecreek    Victory Bank              0200020958
                         7550    West  Farmington
                         Boulevard
                         Germantown, TN 38138


261       Bellevue       First Tennessee Bank      9111646
          Center         8160 Sawyer Brown Rd.     (615) 748-4121
                         Nashville, TN  37230


262       Penn Place     Bank of Oklahoma          822007911
                         3535 NW 58 #200
                         P.O. Box 24128
                         Oklahoma City, OK  73124


263       Utica Square   F & M Bank and Trust      400029793
                         Box 4500                  (918) 748-4290
                         Tulsa, OK  74159


266       Willowbrook    Charter Bank              40044865
                         P.O. Box 4525
                         Houston, TX  77210


271       Hanes Mall     First Union Bank of NC.   7188418502
                         No.  Wilkesboro  Service
                         Center
                         P.O. Box 106
                         No.    Wilkesboro,    NC
                         28659-0106


273       Park Plaza     Twin City Bank            90139376
                         P.O. Box 5581             (501) 661-0265
                         Capital & Broadway
                         No.   Little  Rock,   AK
                         72119


275       Fayette Mall   National City Bank        704-08416
                         P.O. Box 36000
                         Louisville,  KY   40233-
                         6000


277       Asheville      Nations Bank              430062612
                         1104 Brevard Rd.
                         Asheville, NC  28802


278       Hamilton       First Tennessee Bank      0006213
          Place          701 Market Street
                         Chattanooga, TN  37401


279       Coolsprings    First Tennessee Bank      0722596
                         P.O. Box 100
                         Franklin, TN  37065-0100


280       Madison        First Alabama Bank        0401403478
          Square Mall    P.O. Box 680
                         Huntsville,  AL   35804-
                         0680


281       Houston        Laredo Bank             801-175-9
          Galleria       P.O. Box 59
                         700 San Bernardo
                         Laredo, TX  78042


282       Hillsdale      Wells Fargo Bank          0525-031290
                         Hillsdale Office          (415) 325-2004
                         SW Hillsdale Boulevard
                         San Mateo, CA  94403


283       Dallas         Nations Bank              059-0001347
          Galleria       5304 Alpha Road           (214) 647-4488
                         Dallas, TX  75240


284       Perimeter      Sun Trust Bank            8801928410
          Mall           Mail Code 049
                         P.O. Box 4418
                         Atlanta, GA  30302


285       Bellevue       Seafirst Bank             67545715
          Square         P.O. Box 907
                         Bellevue, WA  01970


286       South   Coast  Bank of America           0694-2-08817
          Plaza          Attn:  Robert Simpson     (714) 840-6447
                         P.O. 27128
                         Concord, CA   94520


288       North Shore    Salem Five                0089-00710145-7
                         210 Essex Street
                         Salem, MA  01970


289       Century City   Glendale Federal          1047023283
                         1801 Avenue of the Stars
                         Los  Angeles, CA  90067-
                         5902


291       Downtown       Bank of America           1233-2-17890
          Plaza          Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA  94520


292       Fairfield      Star Bank                 48361-0374
          Commons        425 Walnut Street
                         Cincinnati, OH   45203


293       Stamford Town  Fleet Bank                886-1005
          Center         Attn:  Donna Flynn        (203) 244-5825
                         Mail Code:  CT E8HX15A
                         One Constitution Plaza
                         Hartford,  CT     06115-
                         1600


294       Lenox Square   Sun Trust Bank            8800781216
                         Mail Code 049             (404) 588-7521
                         P.O. Box 4418
                         Atlanta, GA  30302


295       Worthington    NBD                       4000003758
          Square         175 South Third Street
                         Columbus, OPH  43215


296       The Grove      Shrewsbury State          0110-74426
                         465 Broad St.             (908) 842-7700
                         Shrewsbury, NJ


297       Ridgewood      Natwest Bank              4000019513
                         10 Exchange Place
                         Jersey City, NJ


298       Winter Park    Barnett Bank              2830666787
                         Correspondence            (407) 646-3281
                         P.O. Box 30318
                         Tampa, FL   33633-0663


299       Broadway       Bank of America           02240-04907
          Plaza          Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA   94520


300       River Oaks     Nations Bank              266-308-5222
                         West Gray
                         P.O. Box 2578
                         Houston, TX  77252-2518


301       Annapolis      First Fidelity Bank       0039-29744
          Mall           P.O. Box 896              (800) 492-1653
                         Baltimore, MD   21203


302       North Point    Sun Trust Bank            8801067144
                         Mail Code 049
                         P.O. Box 4418
                         Atlanta, GA  30302


303       Dadeland       Dadeland Bank             10164397500
                         7439 Dadeland Mall
                         Miami, FL  33156


304       Boca     Town  Barnett Bank              1611773989
          Center         Correspondence
                         P.O. Box 30318
                         Tampa, FL   33633-0663


305       Chestnut Hill  Baybank                   325-699-5
                         2 Technology Place        (617) 273-1700
                         Mail Code:  A-504
                         Waltham, MA  02154


307       Oakbrook       Republic Bank             1930011379
                         6501 So. Pulaski Rd.      (312) 581-4500
                         Chicago, IL  60629


308       Glendale       Wells Fargo Bank          0795-055698
                         420 North Brand           (818) 246-7361
                         Glendale, CA  91203


309       World   Trade  Chemical Bank             024-033715
          Ctr            100 World Trade Center    (212) 912-0163
                         New York, NY  10048


310       Waterside      BancFlorida               070137393
          Shops          5801 Pelican Bay Blvd     (800) 368-5800
                         Box 413004
                         Naples, FL  33941-3004


311       Ft.            Barnett Bank              1800122224
          Lauderdale     Correspondence            (305) 522-5550
                         P.O. Box 30318
                         Tampa, FL   33633-0663


312       Tysons II      Riggs National Bank       01808389
                         Service Line Dept.
                         P.O. Box 96758
                         Washington, DC    20090-
                         6758


313       Short Hills    Investors Savings Bank    0056109969
                         Mall & Short Hills
                         Short Hills, NJ  07078


314       La Cumbre I    Bank of America           1233-1-18994
                         Attn:  Robert Simpson     (800) 262-2726
                         P.O. Box 27128
                         Concord, CA   94520


315       Plaza          Mark Twain Bank           361-400-5591
          Frontenac      1630 S. Lindbergh Road    (314) 997-7444
                         St. Louis, MO  63131


317       Bal Harbour    Sun Bank                  0599-000137380
                         Bal Harbour Office        (305) 591-6000
                         9600 Collins Avenue
                         Bal Harbour, FL  33154


318       Natick         Baybank                   3867-3408
                         2 Technology Place
                         Mail Code:  A-504
                         Waltham, MA   02154


319       Fashion        Wells Fargo Bank          0769-259009
          Valley         1350 Fashion Valley Road
                         San Diego, CA   92108


320       North Park     Comerica Bank             783101-0215
                         P.O. Box 650282
                         Dallas, TX  75265-0282


321       Tower City     National City Bank        4601217
                         P.O. Box 5756
                         Cleveland,  OH    44101-
                         0756


322       Valley Fair    Bank of America           05750-01049
                         Attn:  Robert Simpson     (408) 277-7329
                         P.O. Box 27128
                         Concord, CA   94520


323       Bridgewater    PNC Bank                  80-0159-8151
                         P.O Box 1032
                         Morristown, NJ    08057-
                         0932


324       Embarcadero    Bank of America           1233-8-54960
          Sqr.           Attn:  Robert Simpson     (415) 445-4043
                         P.O. Box 27218
                         Concord, CA   94520


325       Charleston     First Citizens Bank       079013275701
                         182 Meeting St.           (803) 577-4560
                         Charleston, SC


326       Santa Anita    Bank of America           1233-5-19468
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA   94520


327       Pearlridge     Bank of America           5955117841
                         Kam Highway
                         Aeia, HI  96701


328       Raleigh        First Union Bank of NC.   2000000-407737
                         4401 Glenwood Ave.
                         Raleigh, NC  27612


329       Prudential     Fleet Bank, MA            936361-2920
          Center         Attn:  Donna Flynn
                         Mail Code:  CT EHX15A
                         One Constitution Plaza
                         Hartford, CT  06115-1600


330       Corte Madera   Bank of America           978-0-08430
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA   94520


331       Scottsdale     Bank of America           235100550
                         69100 E. Camelback
                         Scottsdale, AZ   85251


332       Faneuil Hall   Shawmut Bank              200495677
                         Customer Center
                         P.O. Box 1365
                         Framingham, MA   01701


333       Old Orchard    First American Bank       12-437-001
                         4949 Old Orchard Road     (312) 679-2200
                         Skokie, IL  60077


334       K Street       Crestar Bank              0520-21442
                         15th St. & New York Ave.  (703) 838-3141
                         N.W.
                         Washington, DC  20005


335       Rosedale       MidAmerica                8400780612
                         2440 N. Fairview Ave.
                         Roseville, MN  55713


336       Northgate      Village Bank              1092871
                         1058 W. Club Blvd.
                         Durham, NC  27701


337       Coronado       Sunwest Bank              0162700363
                         P.O. Box 2550
                         Albuquerque, NM   87125-
                         0550


338       Carousel       Key Bank                  221-025156
          Center         1510 W. Genesee St.       (315) 470-5478
                         Syracuse,  NY 13204       Richard Cizensk


340       Fashion Place  First Security Bank       0640002614
                         6161 South St.
                         Murray, UT  84107


341       Fashion Show   Bank of America           150240885
                         P.O. Box 98600
                         Las  Vegas,  NV   89195-
                         0001


342       Sherman Oaks   Bank of America           0397914183
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA   94520


343       Trumbull       Lafayette Bank  &  Trust  051008068
                         Co.                       (203) 336-6200
                         P.O. Box 1899
                         Bridgeport,  CT   06601-
                         9964


344       Arboreteum     Bank One                  0690014402
          Market         P.O. Box 2266
                         Austin, TX   78780-9989


345       Canal Place    Premier Bank              54- 19105377
                         P.O. Box 3399             (504) 569-0483
                         Baton Rouge, LA  70821


346       Woodland       Boatman's Bank            170182756214
          Hills          6701 Sou Memorial Dr.
                         P.O. Box 35829
                         Tulsa, OK  74133-2000


347       Brandon  Town  Nations Bank              3603705653
          Center         2105 West Brandon Blvd
                         Brandon, FL   33511-4703


348       Shadyside      Integra Bank              84-48889
                         300 Fourth Avenue         (412) 621-3370
                         Pittsburgh, PA  15278


349       The            Bank of New York          6700681597
          Westchester    158 Westchester Avenue
                         White Plains, NY 10601


350       Collin  Creek  Plano Bank & Trust        0767129
          Mall           P.O. Box 869111
                         Plano, TX   75086-9111


351       Shelter Cove   Nations Bank              745040798
                         23C Shelter Cove Lane
                         Hilton Head, SC  29938


352       Southpark      First Union Bank of NC.   2070490732110
          Mall           Deposit       Accounting
                         Center
                         Charlotte,  NC    28288-
                         0455


353       Somerset       Shawmut Bank              7103-2265
          Square         Customer Center
                         P.O. Box 1365
                         Framingham, MA   01701


354       Beachwood      Society National Bank     163200361
                         26300 Cedar Road          (216) 464-9330
                         Beachwood, OH  44122


355       Riverchase     Southtrust Bank           60306603
          Galleria       420  North 20 th Street,
                         Sixth Floor
                         Birmingham, AL 35203


356       Highland Mall  First State Bank          0108-3392
                         P.O. Box 3550             (512) 495-6050
                         Austin, TX  78764


357       Hulen Mall     Overton Park              00058818
                         4840 Overton Plaza
                         Fort  Worth, TX   76109-
                         4990


358       Northbrook     Firstar  Bank             327046828
                         1819 Lake Cook Road
                         Northbrook, IL  60062


359       Four Seasons   Wachovia  Bank of  North  3569-022658
          Town Center    Carolina
                         600 Four Seasons Blvd.
                         Greensboro, NC 27407


360       Oxmoor Center  PNC Bank                  309547-8353
                         Customer Service          (502) 581-2347
                         P.O. Box 33000
                         Louisville, KY    40232-
                         3000


361       Willow Grove   First Valley Bank         069700273
                         One Bethlehem Plaza
                         Bethlehem,  PA    18018-
                         5781


362       Madison        Chemical Bank             026078694565
          Avenue         598 Madison Avenue
                         New York, NY   10022


363       The Falls      Sun Bank                  6990010119595
                         8820 SW 136th Street
                         Miami, FL  331765


364       Oakview Mall   Firstier Bank             053-7-651
                         1700 Farnam Street
                         Omaha, NE 68102-2183


366       Palmer Square  PNC Bank                  80-0053-0825
                         P.O. Box 1032
                         Morristown, NJ    08-57-
                         0932


367       Church Street  Merchants Bank            01497676
          Marketplace    123 Church Street
                         P.O. Box 1009
                         Burlington,  VT   05402-
                         1009


368       Baybrook       Bay Area Bank & Trust     079189
                         218 Nasa Road One
                         Webster, TX 77598


369       Palisades      National     Westminster  4370202198
          Ave.           Bank
                         42 North Dean Street
                         Englewood, NJ 07631


380       West     Town  First Tennessee Bank      67-48767
          Mall           800 South Gay Street
                         Knoxville, TN   37929


381       Charlottesvil  Jefferson National Bank   16302-0345-01
          le             P.O. Box 711
                         Charlottesville, VA
                         22902-0711


382       Greenville     First Union Bank of SC    2010000140369
                         652 Haywood Road
                         Greenville, SC 29607


383       Carmel Place   Bank of America           6395-01497
                         Carmel by the Sea Branch
                         7th & Mission Street
                         Carmel, CA 93921


384       Greenhills     Third National Bank       1761625
                         P.O. Box 305110
                         Nashville,  TN    37230-
                         5110


385       Highland Park  Nations Bank              109-15538
                         P.O. Box 831547
                         Dallas, TX  75283-7547


386       Erieview       Dollar Bank               266-081-4986
                         1301 E. Ninth St.
                         Cleveland, OH  44114


387       Larchmont, NY  Bank of New York          6701157247
                         124 Chatsworth Avenue
                         Larchmont, NY 10538


388       Washington     First Interstate Bank     5270159530
          Square         9200      S.W.Washington
                         Sq.Rd
                         P.O. Box 23037
                         Tigard, OR 97223-0008


389       Circle Center  National City Bank        501877347
                         101    West   Washington
                         Street
                         Indianapolis, IN 46255


390       University     First Interstate Bank     4040045306
          Village        1661   South  University
                         Drive
                         Ft. Worth, TX   76107


391       Seminole Town  Sun Bank                  0039004023633
          Center         4240    W.   Lake   Mary
                         Boulevard
                         Lake Mary, FL 32746


392       Woodfield      NBD                       003700001-15479
                         Higgins & Meacham Roads   (312) 882-6400
                         Schaumburg, IL  60196


393       Eastview Mall  Canandaigua     National  09-502521-01
                         Bank
                         338 Eastview Mall
                         Victor, NY 14564


394       Southdale      First Bank                1-367-30735026
                         7001 France Avenue South
                         Edina, MN  55435


395       Northridge     Bank of America           24404-04783
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA   94520


396       Walt Whitman   Republic    Bank     for  1366001368
                         Savings                   (516) 423-7200
                         Walt Whitman Mall
                         Route 110
                         Hungtington Station,  NY
                         11746


397       South  Street  Citibank                  49615556
          Seaport        30 Fulton Street
                         New York, NY   10038


398       The Gardens    First  Federal  of   the  2070000757
                         Palm Beaches              (800) 221-8511
                         P.O. Drawer F
                         West   Palm  Beach,   FL
                         33402-3515



401       Mayfair Mall   Firstar Bank              112047743
                         2300 North Mayfair Road   (414) 258-1440
                         Wauwatosa, WI   53226


402       Danbury Fair   First Fidelity Bank       2-082-007
                         Sugar Hollow Rd.          744-1230,    ext.
                         Danbury, CT  06810        2221 Irene


403       St.     Louis  Commerce Bank             270177458
          Galleria       7910 Clayton Road
                         St. Louis MO  63117-1385


404       Citicorp       Bank of America           1233-1-54959
          Plaza          Attn:  Robert Simpson     (213) 735-1144
                         P.O. Box 27128
                         Concord, CA   94520


406       North    Park  Trustmark                 1001447374
          Mall           P.O. Box 1200
                         Jackson, MS  39215


407       Fashion Ctr    Chevy Chase               1074300513
          Pentagon       1100 S. Hayes Street      (800)    825-9000
                         Arlington, VA  22202      Brian


409       West    Shore  Barnett Bank              1407137925
          Plaza          Correspondence
                         P.O. Box 30318
                         Tampa, FL   33633-0663


410       Oaks Mall      Gainesville State Bank    0400502901
                         2814 S.W. 34th Street
                         P.O. Box 147002
                         Gainesville,  FL  32614-
                         7002


412       Montclair      Wells Fargo Bank          0984041046
          Plaza          PO Box 340214
                         Sacramento,  CA   95834-
                         0214


502       Kenwood  Town  Fifth Third Bank          71652268
          Ctr            7708 Montgomery Rd.
                         Cincinnati, OH  45236


503       Columbus       Bank One                  0236515
          Center         65 East State Street
                         Columbus,  OH     43271-
                         1040


504       Beverly        National     Bank     of  2519291
          Center         California
                         145 S. Fairfax Ave.
                         Los Angeles, CA  90036


505       La Cumbre II   Bank of America           1233-0-19239
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA  94520


506       Georgetown     Riggs National Bank       17187190
          Park           Service Line Dept.
                         P.O. Box 96758
                         Washington, DC    20090-
                         6758


507       The Grove @    Shrewsbury State Bank     011077220
          Shrewsbury     465 Broad Street
                         Shrewsbury, NJ   07702


508       Plaza          Mark Twain Bank           3614020335
          Frontenac      1630 S. Lindbergh Road
                         St. Louis, MO   63131


509       Broadway       Bank of America           12333-20533
          Plaza          Attn:  Robert Simpson
                         P.O.Box 27128
                         Concord, CA   94520


510       Union Station  Adams National Bank       0100768801
                         1627 K Street, NW
                         Washington, D.C.  20006


700       Franklin       Mellon Bank               8455628
          Mills          Mellon  Square, Customer
                         Service
                         Pittsburgh,  PA   15259-
                         0003


701       Sawgrass       Barnett Bank              387-1201-716
          Mills          Correspondence
                         P.O. Box 30318
                         Tampa, FL  33633-0663


704       Gurnee Mills   NBD                       34000600479
                         513 Central Avenue
                         Highland Park, IL  60035


705       Potomac Mills  Riggs National Bank       1-801-589
                         Service Line Dept.
                         P.O. Box 96758
                         Washington,  DC   20090-
                         6758


706       Millstream     Fulton Bank               2318-77085
                         P.O. Box 4887             (717) 291-2591
                         Lancaster, PA  17604


707       San Marcos     State Bank & Trust        1505920
                         P.O. Box 649              (512) 396-4411
                         San Marcos, TX  78667


708       Gulf    Coast  Barnett Bank              195-919-3980
          Factory        Correspondence            (800)628-5677
                         P.O. Box 30318
                         Tampa, FL   36333-0663


709       Woodbury       Warwick Savings           032-14-20085
          Commons        P.O. Box 1008
                         Highland    Mills,    NY
                         10930


710       CastleRock     First Bank of Castlerock  285-550-2403
                         P.O. Box 1300             (303) 688-5000
                         Castlerock, CO  80104     (800) 964-3444


711       Destin         AmSouth Bank of Florida   3400071757
                         San Destin Branch
                         5050 highway 98 East
                         Destin, FL  32541


712       West           Fifth Third Bank          758-86328
          Lancaster      P.O. Box 182026           426-6384
                         Columbus, OH  43218


713       Birch Run      First of America Bank     3130046661
                         12010 Church Ave.         (800) 736-3534
                         Birch Run, MI  48708


714       Petaluma       Bank of America           1233-1-19526
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA


715       Gilroy         Bank of America           00116-3740
                         Attn:  Robert Simpson     (800) 237-8052
                         P.O. Box 27128
                         Concord, CA   94520


716       St. Augustine  First   Union  Bank   of  2090000394915
                         Florida                   (800) 735-1012
                         P.O. Box 2870
                         Jacksonville, FL  32231


717       Citadel        Bank of California        089002428
          Outlets        Citadel Office            (213) 255-0333
                         500 Citadel Drive
                         Commerce, CA  90040


718       Osage Beach    First Bank Centre         01005784001
                         One Financial Centre      348-2265
                         Osage Beach, MO  65065


719       Grove City     Integra Bank              0071726391
                         201 S. Broad St.          (800) 352-0186
                         P.O. Box 349
                         Grove City, PA


720       Worchester     Bank of Boston            541-65139
                         P.O. Box 15073
                         Boston, MA  02106


721       Tuscola        Tuscola Nat'l Bank        04-674-4
                         214 Main St.              (217) 253-4711
                         P.O. Box 110
                         Tuscola, IL  61953


722       Vero Beach     First   Union  Bank   of  2090000468113
                         Florida
                         P.O. Box 1269
                         Vero Beach, FL


723       Riverhead      Suffolk   County   Nat'l  110125911
                         Bank
                         6 West Second Street
                         Riverhead, NY   11901


724       Branson        Capital Bank              6411284368
                         P.O. Box 70
                         Branson, MO   65616-0070


725       Barstow        Bank of America           1233-9-20233
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA 94520


726       Gainesville    Bank of America  Texas    315143632
                         101 East Broadway
                         Gainesville,  TX  76240-
                         4010


727       Aurora Farms   Second National Bank      2006444601
                         P.O. Box 1311
                         Warren, OH   44482-1311


728       Fremont        Norwest                   85575369
                         P.O. Box 120
                         Angola, IN  46703-6740


729       Edinburgh      Irwin Union Bank & Trust  39698170
                         500 Washington Street
                         Box 929
                         Columbus, IN   47202


730       Michigan City  First of America Bank     7930011551
                         800 Lincolnway
                         LaPorte, Indiana 46350


731       Orlando        Barnett Bank              2834599958
                         Correspondence
                         P.O. Box 30318
                         Tampa, FL   36333-0663


732       Cabazon        North County Bank         610103589
                         1735 W. Ramsey Street
                         Banning, CA 92220


737       Rehoboth       Midway Mellon Bank        01029153
                         4537 Highway One
                         Rehoboth Beach, DE 19971


738       Auburn         Seafirst Bank             69727600
          Supermall      800 5th Avenue
                         Seattle, WA 98104


739       Napa           Bank of America           00315-09435
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA 94520


740       San Leandro    Bank of America           1233720791
                         Attn:  Robert Simpson
                         P.O. Box 27128
                         Concord, CA 94520


741       Camarillo      Santa  Barbara  Bank &     32005159
                         Trust
                         2310 E. Ponderosa Drive
                         Camarillo,  CA   93010


742       Arizona        Bank of America           946026509
          Factory Shops  3511 W. Peoria Avenue
                         Phoenix, AZ 85029


743       Magnolia       Southeastern Bank         705896
          Bluffs         P.O. Box 455
                         Darien, GA 31305


798       Milpitas       Wells Fargo Bank          4030-010789
                         3535 Lincoln Plaza
                         500 North Akard
                         Dallas, TX 75201


------------------------------------------------------------
                                             Exhibit 1.02(a)
                                             ---------------


                         [FORM OF BORROWING NOTICE]

                                                      [Date]

PNC Bank, National Association,
   as Administrator
Fifth Avenue and Wood Street
Pittsburgh, Pennsylvania  15265

Attention:  Robert O. Finley, Jr.



Ladies and Gentlemen:

        Reference is made to the Amended and Restated Receivables

Financing Agreement, dated as of October 31, 1995, among the undersigned, AnnTaylor, Inc., as Servicer, Market Street Capital

Corp., as Lender, and PNC Bank, National Association, as

Administrator (as the same may be further amended, supplemented or otherwise modified from time to time, the "Receivables Financing
                                              ---------------------
Agreement").  All capitalized terms used but not otherwise
---------
defined herein which are defined in the Receivables Financing

Agreement have the same meanings when used herein.


         The undersigned, AnnTaylor Funding, Inc., refers to the

Receivables Financing Agreement and hereby gives you notice,

irrevocably, pursuant to Section 1.02(a) of the Receivables
                         ---------------
Financing Agreement, that the undersigned hereby requests that a

Loan be made in the aggregate principal amount of $_____________

on _____________, 199_.


        The undersigned hereby certifies as of the date hereof, and as of the date such Loan is made, as follows:


                (a)   the representations and warranties contained in the

        Receivables Financing Agreement are correct, before and after giving effect to such Loan and to the application of the proceeds therefrom,

        as though made on and as of such dates and shall be deemed to have been made on such dates;


                (b)   no event has occurred and is continuing, or would

        result from such Loan or from the application of the proceeds therefrom, that constitutes an Event of Default or an Unmatured

        Event of Default;


                (c)   The borrowing Base as of the date hereof is

        $_________________.


                (d)   after giving effect to such Loan, the Outstanding

        Principal is $_____________; and


                (e)   the Termination Date has not occurred.



        IN WITNESS WHEREOF, the undersigned has caused this Borrowing

Notice to be executed and delivered by a Responsible Officer on the date first written above.


                                                ANNTAYLOR FUNDING, INC.


                                                By:  __________________

                                                Title: ________________

---------------------------------------------------------------
                                                   Exhibit 1.04
                                                   -------------


                                [FORM OF NOTE]

$40,000,000                                             New York, New York
                                                          October 31, 1995



        FOR VALUE RECEIVED, the undersigned, ANNTAYLOR FUNDING, INC.

(the "Issuer"), hereby promises to pay to the order of MARKET STREET
      ------
CAPITAL CORP. (together with its successors and assigns, the "Noteholder"),
                                                              ----------
on or before January 27, 1997, the principal amount of FORTY MILLION

DOLLARS ($40,000,000) or, if less, the aggregate unpaid principal amount of all of the Loans (as defined in the Amended and Restated Receivables

Financing Agreement, dated as of October 31, 1995, among the Issuer,

AnnTaylor, Inc., as Servicer, the Noteholder and PNC Bank, National

Association, as Administrator (as the same may be further amended,

supplemented or otherwise modified from time to time, the "Amended and
                                                           -----------
Restated Receivables Financing Agreement") made by the Noteholder to
----------------------------------------
the Issuer pursuant to the Amended and Restated Receivables Financing

Agreement.



        The undersigned also promises to pay interest on the unpaid principal amount of each Loan evidenced by this Note from the date of such Loan until such Loan is paid in full, at the rates and payable on the dates specified in the Amended and Restated Receivables

Financing Agreement.


        This Note evidences indebtedness incurred as Loans under, and is entitled to the benefits of, the Amended and Restated Receivables

Financing Agreement, to which Amended and Restated Receivables

Financing Agreement reference is hereby made for a statement of its terms and conditions, including those under which the maturity of this

Note may be accelerated.  Upon the occurrence of an Event of Default as specified in the Amended and Restated Receivables Financing Agreement,

the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable.


	This Note is secured by and entitled to the benefits specified in Section 9.01 of the Amended and Restated Receivables Financing

Agreement, and reference is hereby made to such Section for a description of the nature and extent of the collateral and the rights of the parties to and beneficiaries of the Amended and

Restated Receivables Financing Agreement in respect of such

collateral.



	In addition to and not in limitation of the foregoing and

the provisions of the Amended and Restated Receivables Financing

Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay on demand all

expenses, including reasonable attorneys' fees and legal

expenses, incurred by the holder of this note and endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.



	All parties hereto, whether as makers, endorsers or otherwise,

severally waive presentment for payment, demand, protest and notice of dishonor.



	This Note shall be governed by and construed in accordance with the laws of the State of New York.



	This Note is issued in replacement of the original Note issued by the Issuer to Clipper Receivables Corporation on January 27, 1994

pursuant to the Receivables Financing Agreement, dated as of January

27, 1994, among the Issuer, AnnTaylor, Inc., as Servicer, Clipper

Receivables Corporation, State Street Boston Capital Corporation,

as Administrator, and PNC Bank, National Association, as

Relationship Bank, which has been amended and restated by the Amended and Restated Receivables Financing Agreement and designed by Clipper

Receivables Corporation to the Noteholder pursuant to an Assignment and Assumption Agreement dated as of October 31, 1995.  This Note evidences the same indebtedness evidenced by such original Note and is not intended to be, nor shall it be deemed to be, a

novation or payment of such original note.


                                    ANNTAYLOR FUNDING, INC.


                                    By:  /s/ Walter J. Parks
                                         ------------------

                                    Name: Walter J. Parks

                                    Title: V.P. and Treasurer
=====================================================================


			SCHEDULE



	Schedule attached to Note dated October 31, 1995 of ANNTAYLOR FUNDING, INC. payable to the order of MARKET STREET CAPITAL CORP.


--------------------------------------------------------------------------
Date of  |    Amount of |       |   Amount of |Outstanding |  Notation
Loan     |       Loan   | Rate  |   Repayment | Principal  |   Made by
---------|--------------|-------|-------------|------------|------------
---------|--------------|-------|-------------|------------|------------
---------|--------------|-------|-------------|------------|------------


====================================================================
                                               Exhibit 3.01(a)
                                               ---------------


                    FORM OF INFORMATION PACKAGE
                    ---------------------------
                          (See attached)


=================================================================

                        ANNTAYLOR FUNDING, INC.
                   RECEIVABLES REPORT AS OF ____________
                                  FOR


Portfolio Information

          I.    Outstanding Principal                     $_________________

         II.    Begining Receivables Balance              $_________________

        III.    New Receivables to add                    $_________________

         IV.    Collections to deduct                     $_________________

          V.    Defaulted Receivables to deduct           $_________________

         VI.    +/- Other Adjustments                     $_________________

        VII.    Delinquent Receivables to deduct          $_________________

       VIII.    Other ineligible Receivables to           $_________________
                deduct (Not including Defaulted
                Receivables)

         IX.    Aging Schedule                            $_________________


            Current   Age 1   Age 2   Age 3   Age 4   Age 5   Age 6    Age 7+



Calculations Reflecting Current Activity

          X.    Eligible Receivables balance              $_________________
                (II)+(III)-(IV)-(V)+(VI)-(VII)-(VIII)

         XI.    Loss Reserve (.165 of X)                  $_________________

                Borrowing Base (X)-(XI)                   $_________________

        XII.    Excess Collateral (Borowing Base - I.)    $_________________


Compliance

       XIII.    Delinquency Ratio                         $_________________

                One Month Calculation (less than 11.5%)   $_________________

                3 Month Rolling Average (less than 11%)   $_________________
                (If greater than 11% directly increase
                 the loss reserve by the amount over
                 11%)


        XIV.    Gross Default-to-Liquidation Ratio        $_________________

                One Month Calculation                     $_________________

                3 Month rolling Average(less than: 2.00%) $_________________


                Net Default-to-Liquidation Ratio          $_________________

                One Month Calculation                     $_________________

                3 Month rolling Agerage (less than:1.45%) $_________________



         XV.    Dilution Ratio                            $_________________

                One Month Calculation                     $_________________

                3 Month rolling Average (less than 15.0%) $_________________

                (If greater than 12.5% directly increase
                 the loss reserve by the amount over
                 12.5%)



        XVI.    Payment Rate (not less than 22%)          $_________________



       XVII.    Net Yield (not less than -2%)             $_________________
                (If less than 4.5% directly increase
                 the loss reserve by the amount less
                 than 4.5%)



      XVIII.    Spread Account Balance                    $_________________



The undersigned hereby represents and warrants that the foregoing is a true and accurate accounting with respect to outstandings as of _______________

in accordance with the Amended and Restated Receivables Financing Agreement

dated as of 10/31/95 and that all representations and warranties are restated and reaffirmed.




        ANNTAYLOR FUNDING, Inc.


        Signed by: _______________________________

        Title:____________________________________

=========================================================================
                                                 EXHIBIT 3.05
                                                 -------------


                  [FORM OF AMENDED AND RESTATED
                     SPREAD ACCOUNT AGREEMENT]
                     ------------------------



THIS AMENDED AND RESTATED SPREAD ACCOUNT AGREEMENT, dated as of October 31,

1995 (as it may be further amended, supplemented or otherwise modified from time to time, this "Agreement"), is among ANNTAYLOR FUNDING, INC., a Delaware
                    ---------
corporation (the "Company" ), MARKET STREET CAPITAL CORP., a Delaware
                  -------
corporation (together with its successors and assigns, the "Lender"), PNC
                                                            ------
BANK, NATIONAL ASSOCIATION ("PNC BANK"), a national banking association, as
                             --------
administrator (the "Administrator") for the Lender, and PNC BANK, in its
                    -------------
individual capacity (the "Bank"), and amends and restates in its entirety
                          ----
the Spread Account Agreement, dated as of January 27, 1994 (as heretofore amended, the "Original Spread Account Agreement"), among the Company, Clipper
              ---------------------------------
Receivables Corporation ("Clipper"), State Street Boston Capital Corporation
                          -------
("State Street Boston"), as administrator for Clipper, and the Bank.
  -------------------


                            BACKGROUND


1. The Company, AnnTaylor, Inc., as Servicer, the Lender and the

Administrator have entered into an Amended and Restated Receivables

Financing Agreement, dated as of the date hereof (as it may be further amended, supplemented or otherwise modified from time to time, the

"Financing Agreement"). The Financing Agreement amends and restates
 -------------------
the Receivables Financing Agreement, dated as of January 27, 1994

(as heretofore amended, the "Original Financing Agreement"), among
                             ----------------------------
the Company, AnnTaylor, Inc., as Servicer, Clipper, State Street Boston,

as administrator for Clipper, and PNC Bank, as relationship bank,

which has been assigned by Clipper, together with the Original Spread

Account Agreement, to the Lender pursuant to an Assignment and Assumption

Agreement dated as of the date hereof (the "Assignment").
                                            ----------


2. Pursuant to the Financing Agreement, the Lender has agreed to make certain loans to the Company on the terms and conditions set forth in the Financing Agreement, which loans are and shall be secured by certain assets of the Company.



3. In connection with the Original Financing Agreement and the Original

Spread Account Agreement, the Company established a segregated account at the Bank, number 1001144887 titled in the name of "AnnTaylor

Funding, Inc. and Clipper Receivables Corporation as Secured Party UA

1/27/94" (the "Spread Account") The Company desires to pledge such
               --------------
account, together with the investments therein and earnings thereon,

to the Lender to secure the Company's obligations pursuant to the

Financing Agreement and the other transaction documents related thereto.



4. In light of the execution of the Assignment and the Financing Agreement,

the parties hereto  hereby desire to amend and restate the Original Spread

Account Agreement and to set forth their understanding with respect to the

Spread Account and the investments therein as set forth herein.



    NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



SECTION 1. Definitions. Capitalized terms used in this Agreement and
           -----------
not otherwise defined herein shall have the meanings assigned thereto in Appendix A to the Financing Agreement.




SECTION 2. Establishment of Account. The Company and the Bank hereby retitle
           ------------------------
the Spread Account as: "AnnTaylor Funding, Inc. and PNC Bank, National

Association, as Administrator, as  Secured Party UA 10/31/95". The Company

hereby transfers exclusive dominion and control over the Spread Account to the Administrator (for the benefit of the Lender). The Bank shall be entitled to rely on, and to assume, the authority of any purported employee of the Administrator and is hereby authorized to act on any notice purportedly executed on behalf of the Administrator with respect to the Spread Account.



SECTION 3. Deposits in, and Withdrawals from, the Spread Account:
           -----------------------------------------------------
Communications. Certain funds may be deposited from time to time into the Spread Account pursuant to Section 3.01 of the Financing Agreement.

Amounts may only be withdrawn from the Spread Account by the Administrator pursuant to Article III of the Financing Agreement including, without limitation, Section 3.05(d).
            ---------------


(b) The Bank hereby covenants and agrees that it shall send all communications with respect to the Spread Account, including, without limitation, all account statements and confirmations to each of the Company, the Lender and the Administrator.



SECTION 4. Permitted Investments. So long as the Bank does not receive
           ---------------------
written notice that an Event of Default shall have occurred and be continuing, the funds in the Spread Account shall be invested and reinvested by the Bank pursuant to written instructions executed by a Responsible

Officer of the Company in  one or more Eligible Investments (as defined below). Subject to the restrictions on the maturity of investments set forth in Section 5, the Company may authorize the Bank to make specific
         ---------
Eligible Investments set forth in its notice, to make Eligible Investments from time to time consistent with general instructions set forth therein or to make specific Eligible Investments pursuant to instructions received in writing from a Responsible Officer of the Company, in each case in such amounts as the Company shall specify. The Company agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Spread Account.

In the event that the Company shall fail to give investment directions to the Bank by 10:00 a.m., Pittsburgh time, on any Business Day on which there may be uninvested cash, the Bank shall invest such funds in

Eligible Investments described in clause (v) of the definition thereof.
                                  ----------

The Bank shall invest interest and reinvest proceeds of investments in the Spread Account, together with all other funds on deposit in the Spread Account, in Eligible Investments pursuant to the terms hereof.

If the Bank has received written notice that an Event of Default has occurred and is continuing, the Bank shall invest the funds in the

Spread Account as directed by the Administrator. All investments made by the Bank shall mature no later than the maturity date therefore permitted by Section 5.
   ---------


SECTION 5. Maturity of Investments. No investment of any amount held in
           -----------------------
the Spread Account shall mature later than the Business Day immediately preceding the Settlement Date which is scheduled to occur immediately following the date of investment (or, with respect to mutual fund investments or other investments redeemable (without penalty) shall be redeemable no later than such date). All income or other gain from the investment of monies deposited in the Spread Account shall be deposited by the Bank in such account immediately upon receipt and shall be invested pursuant to Section 4. Any net loss (determined on a month-by-month
                     ---------
basis) resulting from such investment of amounts in the Spread Account shall be charged to the Company, which, within five Business Days of notice thereof by the Bank, shall reimburse such account for such loss.



SECTION 6. Eligible Investments. The term "Eligible Investments" shall
           --------------------            --------------------
mean any one or more of the following obligations or securities:



        (i) direct non-callable obligations of, and noncallable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;



        (ii) demand and time deposits in, certificates of deposit of,

   and bankers' acceptances issued by, the Bank or any depository institution or trust company incorporated under the laws of the

   United States of America or any state thereof, having a combined capital and surplus of at least  $500,000,000, and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution  or trust company (or, in the case of a depository institution that is the principal subsidiary of a  holding company, the commercial paper or other short-term debt obligations of such holding company) have the highest short-term credit rating available from Moody's Investors

   Service, Inc. and not less than A-1 from Standard & Poor's;



        (iii) repurchase obligations with respect to and collateralized by

   (A) any security described in  clause (i) above or (B) any other security
                                  ----------
   issued or guaranteed by an agency or instrumentality of the United States of America, in each case entered into with a depository institution or trust company (acting as principal) of the type described in clause
                                                                ------
   (ii) above, provided that the Bank has taken delivery of such security;
   ----        -------


        (iv) commercial paper (including both non-interestbearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than one year after the date of issuance thereof having the highest short-term credit rating from Moody's Investors Service,

   Inc. and not less than A-1 from Standard & Poor's at the time of such investment; and



        (v) shares in the Treasury Trust Fund, so long as such

   fund is rated AA by Standard & Poor's and invests solely in short term securities of the United States government and/or securities described in clause (iii) above, or in a mutual fund investing solely in short term
      ------------
   securities of the United States government and/or securities described in clause (iii) above where the mutual fund custodian has taken delivery
      ------------
   of the collateralizing securities, provided that (i) such fund shall have
                                      -------------
   the highest short-term credit rating available from Moody's Investors

   Service, Inc. and not less than A-1 from Standard & Poor's and (ii) such shares shall be freely transferable by the holder on a daily basis .



        SECTION 7. Designee Under the Uniform Commercial Code. The parties
                   ------------------------------------------
hereto hereby acknowledge that the Company has granted, and hereby does grant, a security interest in the Spread Account,  and all funds,

certificates, securities, other instruments, general intangibles and other items, properties and assets credited thereto or on deposit therein and all investments thereof, all claims thereunder and all interest, dividends,

monies, instruments, securities and other property from time to time received, receivable or otherwise distributable in respect of or in exchange for any of the foregoing, together with all proceeds thereof (collectively,

the "Spread Account Property"), to the Lender and that the ----------------

Bank shall maintain the Spread Account Property (and shall designate the

Spread Account on its records as being held) for the benefit of, and subject to the interest of, the Lender. The Bank shall hold the Spread Account

Property as the agent, designee and financial intermediary for the Lender pursuant to Section 8-313, or as bailee for the account of the Lender under

Section 9-305, of the Uniform Commercial Code as in effect in any applicable jurisdiction (the "UCC").
                   ---


        SECTION 8. Duties of the Bank. The Bank's duties and responsibilities
                   ------------------
shall be limited to those expressly set forth in this Agreement, and the Bank shall not be subject to nor obligated to recognize, monitor or enforce the terms of any other agreement between, or direction or instruction of, any or all of the parties hereto. The Bank shall not in any way be held liable by reason of any insufficiency in the Spread Account resulting from losses on investments made strictly in accordance with the provisions of this

Agreement. The Bank shall not be personally liable for any act taken or omitted hereunder or taken or omitted by the Bank in good faith and without gross negligence. The Bank shall be fully protected in relying upon any written notice, demand, certificate or document which the Bank in good faith believes to be genuine. The Bank shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsements thereon, or any lack of endorsement thereon, or any description therein,

nor shall the Bank be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement. The Bank may consult with counsel and shall be fully protected in respect of any action taken or suffered or omitted to be taken by the Bank hereunder in good faith and without gross negligence and in accordance with the opinion of such counsel.



        SECTION 9. Indemnity. The Company hereby agrees to indemnify the
                   ---------
Bank for, and defend the Bank and hold it harmless against, any loss,

liability or expense incurred that arises out of or in connection with the performance of its duties hereunder, including, without limitation,

the costs and expenses of defending itself against or investigating any claim or liability, except to the extent that a court of competent jurisdiction shall have determined that such loss, liability or expense resulted solely from the gross negligence or willful misconduct of the Bank. The Bank shall notify the Company promptly of any claim for which it may seek indemnity hereunder and, upon any such notification,

the provisions of Section 13.01(d) of the Financing Agreement with respect to the Bank as an indemnified party, shall apply mutatis
                                                         -------
mutandis, as if such provision were set forth herein.
--------



        SECTION 10. Resignation. The Bank shall have the right
                    -----------
to resign at any time by giving written notice of such resignation to the Company and the Administrator. Within 30 days after receiving such notice, the Company agrees to appoint a successor bank that shall be acceptable to the  Administrator (which acceptance shall not be unreasonably withheld). Upon the appointment of such a successor, the

Bank shall distribute the property then held hereunder, less any fees,

costs and expenses due to the Bank hereunder, if any, to such successor.

If a successor bank has not been appointed, and has not accepted such appointment by the end of such 30-day period, the Bank may apply to the court of competent jurisdiction for the appointment of a successor bank,

and the costs, expenses and reasonable attorneys' fees incurred in connection with such a proceeding shall be paid by the Company.




        SECTION 11. Termination. This Agreement shall terminate on the
                    -----------
Final Payout Date, at which time the property then held hereunder shall be distributed to the Administrator unless the Administrator has given the Bank written notice that all liabilities of the Company pursuant to the Financing Agreement and the Transaction Documents have been paid in

-full, in which event, all funds hereunder shall be distributed to the

Company.



        SECTION 12. Miscellaneous. This Agreement shall be governed by,
                    -------------
and construed in accordance  with, the laws of the State of New York.

This Agreement may not be amended, waived or modified  without the written consent of the parties hereto. All notices and other communications provided for herein shall, unless otherwise stated herein, be in writing and shall be personally delivered, sent by  express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth under its name on the signature pages hereof or such other address or facsimile number as shall be designated by such party in written notice to the other parties hereto. All such notices and communications shall be effective (a) if  personally delivered or sent by express mail or courier or if sent by certified mail, when received and  (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means. This  Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their  respective successors and assigns,  provided, however, that the Company shall not assign its
              --------  -------
rights and obligations hereunder without the prior written consent of the Bank and the Administrator. This Agreement may be executed in any number of counterparts, and by the different parties on different counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.



          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their  respective officers thereunto duly authorized as of the date first above written.

                                             ANNTAYLOR FUNDING, INC.


                                              By:  /s/Walter J. Parks
                                                 --------------------

                                              Name Printed: Walter J. Parks

                                              Title:  V.P. & Treasurer


                                              414 Chapel Street
                                              New Haven, CT 06511
                                              Telephone: (203) 865-0811
                                              Facsimile: .(203) 865-2756



                                              PNC BANK, NATIONAL ASSOCIATION


                                              By: /s/ M.J. Williams
                                                 -----------------
                                              Name Printed:  M.J. Williams
                                              Title:  Vice President

                                              Fifth Avenue and Wood Street
                                              Pittsburgh, PA 15265
                                              Telephone: (412) 762-2047
                                              Facsimile: (412) 762-9184




                                             PNC BANK, NATIONAL ASSOCIATION,
                                              as Administrator




                                              By: /s/ M. J. Williams
                                                  ---------------------
                                              Name Printed: M. J. Williams
                                              Title:  Vice President


                                              Fifth Avenue and Wood Street
                                              Pittsburgh, PA 15265
                                              Telephone: (412) 762-2047
                                              Facsimile: (412) 762-9184





                                              MARKET STREET CAPITAL CORP.



                                              By: /s/ Douglas K. Johnson
                                                  ----------------------
                                              Name Printed: Douglas K.Johnson
                                              Title:  President


                                              c/o AMACAR Group, L.L.C.
                                              6707-D Fairview Road
                                              Charlotte, North Carolina 28210
                                              Facsimile No.: (704) 365-0569



===========================================================================
                                                  EXHIBIT 5.01(g)
                                                   --------------


         [Form of Amended and Restated Lock-Box Agreement]
              [Letterhead of AnnTaylor Funding, Inc.]



                              October _, 1995




AmSouth Bank, N.A.
1900 Fifth Avenue North
Birmingham, Alabama 35203


Ladies and Gentlemen:


        Reference is made to our lock-box account no. 55976026, together with the post office box related thereto, maintained with you (the "Account").
                                                               -------
Reference is also made to an Amended and Restated Receivables Financing

Agreement dated as of ; October 31, 1995 (as the same may be further amended,

supplemented or otherwise modified from time to time, the "Receivables

Financing Agreement") among us, as borrower, AnnTaylor, Inc., as Servicer,

Market Street Capital Corp., as lender (together with its successors and assigns, the "Lender"), and as assignee of Clipper Receivables
              ------
Corporation's interest as lender under the Original Financing Agreement

(defined in the Receivables Financing Agreement) pursuant to an Assignment and Assumption Agreement dated as of October 31, 1995, and PNC Bank,

National Association, as administrator (the "Administrator") for
                                             -------------
the Lender. Pursuant to the Receivables Financing Agreement, we

have pledged and granted a security interest to the Lender in the accounts, chattel paper, instruments and/or general intangibles

(collectively, "Receivables") with respect to which payments are
                -----------
or may hereafter be made to the Account. Your execution of this letter agreement, which amends and restates in its entirety the letter agreement dated January 25, 1994 among us, AnnTaylor,

Inc., as Servicer, Clipper Receivables Corporation, State Street

Boston Capital Corporation, as Administrator, and you, is a

condition precedent to our continued maintenance of the Account with you.


        We hereby transfer exclusive ownership and control of the

Account to the Administrator, subject only to the condition subsequent that the Administrator shall have given you notice of its election to assume such ownership and control, which notice may be in the form attached hereto as Annex A or in any other form that gives you reasonable notice of such election.




        We hereby irrevocably instruct you, at all times from and after the date of your receipt of notice from the Administrator as described above, to make all payments to be made by you out of or in connection with the Account directly to the Administrator, at its address set forth below its signature hereto or as the Administrator otherwise notifies you, for the account of the Lender, or otherwise in accordance with the instructions of the Administrator.




        We also hereby notify you that, at all times from and after the date of your receipt of notice from the Administrator as described above,

the Administrator shall be irrevocably entitled to exercise in our place and stead any and all rights in respect of or in connection with the

Account, including, without limitation, (a) the right to specify when payments are to be made out of or in connection with the Account and

(b) the right to require preparation of duplicate monthly bank statements on the Account for the Administrator's audit purposes and mailing of such statements directly to an address specified by the Administrator (provided that you will continue to send copies of monthly bank statements to us).




         Notice from the Administrator may be personally served or

sent by facsimile or U.S. mail, certified return receipt requested or by express mail or courier, to the address or facsimile number set forth under your signature to this letter agreement (or to such other address or facsimile number as to which you shall notify the Administrator in writing). If notice is given by facsimile, it will be deemed to have been received when the notice is sent and the receipt is confirmed by telephone or other electronic means. All other notices will be deemed to have been received when actually received or, in the case of personal delivery, delivered.



        By executing this letter agreement, you acknowledge the existence of the Administrator's right to ownership and control of the Account and its ownership of and security interest in the amounts from time to time on deposit therein and agree that from the date hereof the Account shall be maintained by you for the benefit of, and amounts from time to time therein held by you as agent for, the Administrator on the terms provided herein. The Account is to be retitled 'XAnnTaylor Funding, Inc. and PNC Bank,

National Association, as Administrator, as Secured Party". Except as

otherwise provided in this letter agreement, payments to the Account are to be processed in accordance with the standard procedures currently in effect. All service charges and fees with respect to the Account shall continue to be payable by us as under the arrangements currently in effect.




        By executing this letter agreement, you irrevocably waive and agree not to assert, claim or endeavor to exercise, irrevocably bar and estop yourself from asserting, claiming or exercising, and acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other party asserting, claiming or exercising, any right of set-off, banker's lien or other purported form of claim with respect to the Account or any funds from time to time therein. Except for your right to payment of your service charges and fees and to make deductions for returned items and overdrafts, you shall have no rights in the Account or funds therein. To the extent you may ever have such rights, you hereby expressly subordinate all such rights to all rights of the Administrator.





     You may terminate this letter agreement by cancelling the Account maintained with you, which cancellation and termination shall become effective only upon sixty days' prior written notice thereof from you to us and the Administrator. Incoming mail addressed to the Account received after such cancellation shall be forwarded in accordance with the

Administrator's instructions; provided that if no instructions are received from the Administrator by the seventh day prior to the effective date of such cancellation or termination, such mail shall be forwarded in accordance with our instructions. This letter agreement may also be terminated upon written notice to you by the Administrator stating that the Receivables Financing Agreement pursuant to which this letter agreement was obtained is no longer in effect. Except as otherwise provided in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Administrator and us.



        Please acknowledge your agreement to the terms set forth in this letter agreement by signing the two copies of this letter agreement enclosed herewith in the space provided below, sending one such signed copy to the Administrator at its address provided beneath its signature below and returning the other signed copy to us.



                                         Very truly yours,


                                         ANNTAYLOR FUNDING, INC.


                                         By: /s/Walter J. Parks
                                             --------------------
                                         Title: V.P. and Treasurer


                                         Address for notice:


                                         414 Chapel Street
                                         New Haven, Connecticut 06511
                                         Facsimile No.: (203) 865-2756


 Accepted and confirmed as of ;
 the date first written above:


 MARKET STREET CAPITAL CORP., as Lender


 By: /s/ Douglas K. Johnson
     ----------------------
 Title: President


 Address for notice:


     c/o AMACAR Group, L.L.C.
     6707-D Fairview Road
     Charlotte, North Carolina 28210
     Facsimile No.: (704) 365-1362



 ANNTAYLOR, INC.


 By: /s/ Walter J. Parks
     ---------------------
 Title: Sr. V.P. - Finance


Address for notice:


      142 West 57th Street
      New York, New York 10019
      Facsimile No.: (212) 541-3299



 PNC BANK, NATIONAL ASSOCIATION, as Administrator


 By: /s/ M. J. Williams
     ------------------
 Title: Vice President


Address for notice:


     Fifth Avenue and Wood Street
     Pittsburgh, Pennsylvania 15265
     Facsimile No.: (412) 762-9184




Acknowledged and agreed to as of
the date first written above:


 AMSOUTH BANK, N.A.


 By: /s/ Adraine P. Alexander
    -------------------------
 Title: Vice President


Address for notice:


      1900 Fifth Avenue North
      Birmingham, Alabama 35203
      Attention: Adraine R. Alexander
      Facsimile No.: (205) 326-5601


===================================================================


                                                 ANNEX A to
                                                 Lock-Box Agreement


            [Letterhead of PNC Bank, National Association]


AmSouth Bank, N.A.
1900 Fifth Avenue North
Birmingham, Alabama 35203

Re: AnnTaylor Funding, Inc./Lock-Box Account No. 55976026


Ladies and Gentlemen:


        Reference is made to the amended and restated letter agreement,

dated October 31, 1995 (as heretofore amended, the "Letter Agreement"),
                                                    ----------------
among Ann Taylor Funding, Inc., Ann Taylor, Inc., as Servicer, Market

Street Capital Corp. (together with its successors and assigns, the

"Lender"), the undersigned, as Administrator for the Lender, and you
 ------
concerning the above described lock-box account (the "Account"). We hereby
                                                      -------
give you notice of our assumption of ownership and control of the Account as provided in the Letter Agreement.




        We hereby instruct you to make all payments to be made by you out of or in connection with the Account [directly to the undersigned, at

[our address set forth above], for the account of the Lender (account no.__________ )].


[other instructions]


                                                Very truly yours,

                                                PNC BANK, NATIONAL
                                                ASSOCIATION, as Administrator

                                                By:
                                                Name:
                                                Title:
--------------------------------------------------------
                                     Schedule 5.01(h)-(i)
                                     -------------------

                   Form of Opinion of
  Skadden, Arps, Slate, Meagher & Flom - Enforceability
  -----------------------------------------------------

                     (See attached)


=========================================================


                              October 31, 1995



The Persons Listed on
Schedule I Hereto

          Re:  Receivables Facility of
               AnnTaylor, Inc. and
               AnnTaylor Funding, Inc.
               ------------------------

Ladies and Gentlemen:


          We have acted as special counsel to AnnTaylor
Funding, Inc., a Delaware corporation (the "Company"), and AnnTaylor, Inc., a Delaware corporation ("AnnTaylor", and together with the Company, the "Credit Parties") in connection with the preparation, execution and delivery of the Amended and Restated Receivables Financing Agree ment, dated as of October 31, 1995 (the "Receivables Fi nancing Agreement"), among the Company, Market Street
Capital Corp. (the "Lender"), AnnTaylor, as Servicer, and
PNC Bank, National Association (the "Administrator") and
(ii) certain other agreements, instruments and documents related to the Receivables Financing Agreement. This opinion is being delivered pursuant to Section 5.01(h)(i) of the Receivables Financing Agreement. Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivables Financing Agreement.

          In our examination we have assumed the genuine ness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, certified or photostatic copies, and the au thenticity of the originals of such copies. As to any facts material to this opinion which we did not indepen dently establish or verify, we have relied upon state ments and representations of the Credit Parties and their respective officers and other representatives and of public officials, including the facts set forth in the Company's Certificate and AnnTaylor's Certificate, each as described below.

          In rendering opinions set forth herein, we have examined and relied on originals or copies of the follow ing:
               (a)  the Receivables Financing Agreement;

               (b)  Amendment No. 1, dated as
                    of October 31, 1995, to the Purchase
                    Agreement;

               (c)  the Spread Account Agreement;

               (d)  the Note;

               (e)  the Fee Letter;

               (f)  the certificate of the Company executed
by an officer of the Company dated the date hereof, a copy of which is attached as Exhibit A hereto (the "Company's Certificate");

               (g)  the certificate of AnnTaylor executed
by an officer of AnnTaylor, dated the date hereof, a copy of which is attached as Exhibit B hereto ("AnnTaylor's
Certificate");

               (h)  the Certificate of Incorporation and
By-laws of each of the Credit Parties;

               (i)  certain resolutions of the Board of
Directors of the Company adopted on October 27, 1995;

               (j)  certain resolutions of the Board of
Directors of AnnTaylor adopted on October 27, 1995;

               (k)  a certificate from the Secretary of
State of the State of Delaware as to the good standing of the Company in such jurisdiction; and

               (l)  such other documents as we have
deemed necessary or appropriate as a basis for the opin ions set forth below.

          Unless otherwise indicated, references in this opinion to the "New York UCC" shall mean the Uniform Com mercial Code as in effect on the date hereof in the State of New York. The documents listed in paragraphs (a) through (e) above shall hereinafter be referred to collec tively as the "Documents."

          Members of our firm are admitted to the bar of the State of New York. We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of New York, (ii) the General Corporation Law of the State of Delaware (the "DGCL"), and (iii) the federal laws of the United States of America to the extent spe cifically referred to herein.

          The opinions set forth below are subject to the following qualifications:

                    (i)  enforcement of each of the
     Documents and of any interests created thereby may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforce ment is sought in equity or at law);

                    (ii)  certain of the remedial provi
     sions with respect to the security including waivers with respect to the exercise of remedies against the collateral contained in each of the Documents may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Documents, each taken as a whole, and, subject to the other qualifications and exceptions contained in this opinion, each of the Documents, each taken as a whole, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security created thereby;

                    (iii)  we express no opinion as to
     any provision with respect to governing law to the extent that it purports to affect the choice of law governing perfection and the effect of perfection and non-perfection of the security interests;

                    (iv)  enforcement of the Documents
     may be subject to the terms of instruments, leases, contracts or other agreements between the Credit Par ties and the other parties to such agreements, the rights of such other parties and any claims or defenses of such other parties against the Credit
     Parties arising under or outside such instruments, leases or contracts or other agreements; and

                    (v)  we express no opinion as to the
     enforceability of any rights to contribution or indemnification provided for in the Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

          Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

          1. The Company has been incorporated and is validly existing and is in good standing under the laws of the State of Delaware.

          2. Each of the Credit Parties has the corpo rate power and corporate authority to execute, deliver and perform all of its obligations under each of the Docu ments to which it is a party. The execution and delivery by each of the Credit Parties of each of the Documents to which it is a party and the consummation of the transac tions contemplated thereby have been duly authorized by all requisite corporate action on the part of each such Credit Party. Each of the Documents has been duly exe cuted and delivered by each Credit Party which is a party thereto.

          3.   Each of the Documents constitutes the
valid and binding obligation of each Credit Party that is a party thereto enforceable against such Credit Party in accordance with its terms.

          4. The execution and delivery by each of the Credit Parties of each of the Documents to which it is a party and the performance by each such Credit Party of its obligations under each such Document, each in accor dance with its terms, do not (i) conflict with the Cer tificate of Incorporation or By-laws of such Credit
Party, (ii) constitute a violation of or a default under any Applicable Contract (as hereinafter defined) or (iii) cause the creation of any security interest or lien
(other than the liens granted under, created by or per mitted by the Documents) upon any of the property of such Credit Party pursuant to any Applicable Contracts. We do not express any opinion, however, as to whether the execu tion, delivery or performance by any Credit Party of any Document to which it is a party will constitute a viola tion of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of opera tions of such Credit Party or the effect of any such violation or default on the opinions expressed herein.
In rendering the opinion set forth in this paragraph 4 that the execution and delivery by each of the Credit
Paries of each of the Documents to which it is a party and the performance by each such Credit Party of its obligations under each such Document do not constitute a violation of or a default under any Applicable Contract, we have relied on the conclusion of AnnTaylor set forth in the letter dated October 27, 1995 from AnnTaylor to Bank of America, National Trust and Savings Association, as Agent under the AnnTaylor Credit Agreement, that the terms and conditions set forth in each of the Documents are substantially the same terms and conditions as in the 1994 Receivables Transaction (as such term is defined in the AnnTaylor Credit Agreement) for purposes of the AnnTaylor Credit Agreement. For purposes of this para graph 4, "Applicable Contracts" means those agreements or instruments set forth on Schedule I to the Company's
Certificate with respect to the Company and on Schedule I to AnnTaylor's Certificate with respect to AnnTaylor and which have been identified to us as all the agreements and instruments (other than the Documents) which are mate rial to the business or financial condition of the Compa ny and AnnTaylor respectively.

          5. Neither the execution, delivery or perfor mance by any Credit Party of any of the Documents to which it is a party nor the compliance by such Credit
Party with the terms and provisions thereof will contra vene any provision of any Applicable Law (as hereinafter defined). For purposes of this paragraph 5 and para graph 6, "Applicable Laws" means the DGCL and those laws, rules and regulations of the State of New York and of the United States of America (including, without limitation,
Regulations G, U and X of the Federal Reserve Board) which, in our experience, are normally applicable to transactions of the type contemplated by the Documents and are not the subject of a specific opinion herein referring expressly to a particular law or laws.

          6. No Governmental Approval (as hereinafter defined) which has not been obtained or taken and is not in full force and effect is required to authorize or is required in connection with the execution, delivery or performance of any of the Documents by any Credit Party.
For the purposes of this paragraph 6, the term "Govern mental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, and for the purposes of this paragraph 6 and paragraph 7, the term "Governmental Authority" means any federal, New York or, to the extent relating to the DGCL, Delaware executive, legislative, judicial, adminis trative or regulatory body.

          7. Neither the execution, delivery or perfor mance by any Credit Party of its obligations under the Documents to which it is a party nor compliance by such Credit Party with the terms thereof will contravene any Applicable Order (as hereinafter defined) against such Credit Party. For purposes of this paragraph 7, the term
"Applicable Orders" means those orders or decrees of Governmental Authorities identified on Schedule II to the Company's Certificate with respect to the Company and on
Schedule II to AnnTaylor's Certificate with respect to AnnTaylor.

          8. The provisions of the Receivables Financ ing Agreement are effective to create, in favor of the Lender, as security for the obligations of the Company described in Section 9.01 thereof, a valid security inter est in that portion of the Pool Receivables constituting accounts or general intangibles (as each such term is defined in Section 9-106 of the New York UCC) (the "Re ceivables Collateral"), and the proceeds thereof.

          The opinions expressed in paragraph 8 are sub ject to the following qualifications:

               (a)  we have assumed that the Receivables
Collateral exists and the Company has sufficient rights in the Receivables Collateral for the security interest of the Lender to attach, and, we express no opinion as to the nature or extent of the Company's rights in or title to any Receivables Collateral;

               (b)  we call to your attention that Sec
tion 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commence ment of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case;

               (c)  we call to your attention that the
security interest of the Lender in proceeds is limited to the extent set forth in Section 9-306 of the New York UCC and to property of a type subject to the New York UCC;

               (d)  we call to your attention that the
security interest of the Lender may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;

               (e)  we express no opinion regarding the
security interest of the Lender in any of the Receivables
Collateral consisting of claims against any government or governmental agency (including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof); and

               (f)  in the case of any account or general
intangible which is itself secured by other property, we express no opinion with respect to the rights of the Lender in and to such underlying property.

          9. No registration of AnnTaylor or the Compa ny under the Investment Company Act of 1940, as amended, is required as of the date of the Receivables Financing
Agreement.

          In rendering the foregoing opinions, we have as sumed, with your consent, that:

               (a)  AnnTaylor has been incorporated in
     the State of Delaware and is validly existing and in good standing under the laws of all jurisdictions in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary;

               (b)  the execution, delivery and perfor
     mance of each Credit Party's obligations under the Documents to which it is a party does not and will not conflict with, contravene, violate or constitute a default under (i) any lease, indenture, instrument or other agreement to which such Credit Party or its property is subject (other than the Applicable
     Contracts, as to which we make no such assumption),
     (ii) any rule, law or regulation to which such Credit Party is subject (other than Applicable Laws, as to which we make no such assumption), or (iii) any judicial or administrative order or decree of any governmental authority (other than Applicable
     Orders, as to which we make no such assumption); and

               (c)  no authorization, consent or other ap
     proval of, notice to or filing with any court, governmental authority or regulatory body (other than Governmental Approvals, as to which we make no such assumption) is required to authorize or is re quired in connection with the execution, delivery or performance by any Credit Party of any Document to which it is a party or the transactions contemplated thereby.
               Our opinions are also subject to the
following assumptions and qualifications:

               (a)  we have assumed each of the Documents
     constitutes the legal, valid and binding obligation of each party to such Document (other than the Credit Parties) enforceable against such party in accordance with its terms; and

               (b)  we express no opinion as to the
     effect on the opinions expressed herein of (i) the compliance or noncompliance of the Administrator, the Liquidity Bank, the Lock-Box Bank, the Lender, any Program Support Provider or any other party
     (other than the Credit Parties) to the Documents with any state, federal or other laws or regulations applicable to them or (ii) the legal or regulatory status or the nature of the business of any such Person.

          This opinion is being furnished only to you and is solely for your benefit and is not to be used, quoted, relied upon or otherwise referred to by any other Person
(except that a copy of this letter may be delivered to Standard & Poor's and Moody's Investors Service, Inc. in connection with the rating of Commercial Paper Notes) or for any other purpose without our prior written consent, except that an assignee of the Lender which becomes a party to the Receivables Financing Agreement may rely on this opinion as if it were addressed to such assignee and delivered on the date hereof.

                              Very truly yours,

                              Skadden, Arps, Slate, Meagher
                                 and Flom

=========================================================

                       SCHEDULE I

               Market Street Capital Corp.
                c/o AMACAR Group, L.L.C.
                  6707-D Fairview Road
             Charlotte, North Carolina 28210



             PNC Bank, National Association
              Fifth Avenue and Wood Street
             Pittsburgh, Pennsylvania 15265



         United States National Bank of Oregon
                  555 S.W. Oak Street
                       Suite 400
                 Portland, Oregon 97204
=========================================================

                 Exhibit A to Opinion of
       Special Counsel to AnnTaylor Funding, Inc.
       ------------------------------------------

                 Officer's Certificate
                 ---------------------



          I, Jocelyn F.L. Barandiaran, am Corporate
Secretary of AnnTaylor Funding, Inc., a Delaware corpora tion ("Funding"). I understand that pursuant to Section
5.01(h)(i) of that certain Amended and Restated Receiv ables Financing Agreement, dated as of October 31, 1995
(the "Receivables Financing Agreement"), among Funding,
AnnTaylor, Inc. ("AnnTaylor") as servicer, Market Street
Capital Corp. and PNC Bank, National Association,
Skadden, Arps, Slate, Meagher & Flom is rendering an opinion (the "Opinion"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in Appendix A to the Receivables Financing Agree ment. I further understand that Skadden, Arps, Slate, Meagher & Flom is relying on this certificate and the statements made herein in rendering the Opinion.

          With regard to the foregoing, on behalf of Funding, I certify that:

          1. The chief executive office of Funding is located at 414 Chapel Street, New Haven, Connecticut
06511.

          2. Set forth on Schedule I hereto are all of the agreements and instruments (other than the Transac tion Documents) to which Funding is a party which are material to the business or financial condition of Fund ing.

          3. Set forth on Schedule II hereto are all of the orders, judgments and decrees of any governmental authority which are material to the business or property of Funding.

          4.   Funding holds no stock in any company.

          5. Funding (i) is not engaged in the business of issuing Redeemable Securities, Face-Amount Certif icates of the Installment Type or Periodic Payment Plan
Certificates (as each of such terms is hereinafter de fined) and (ii) is primarily engaged in the business of purchasing or otherwise acquiring notes, drafts, accep tances, open accounts receivables, and other obligations representing part or all of the sales price of merchan dise, insurance, and services.

          As used in this Certificate, the following terms shall have the following meanings:

          "Face-Amount Certificate of the Installment
Type" means any certificate, investment contract, or other Security that represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than 24 months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount;

          "Periodic Payment Plan Certificate" means (A) any certificate, investment contract, or other security providing for a series of periodic payments by the hold er, and representing an undivided interest in certain specified securities or in a unit or fund of securities purchased wholly or partly with the proceeds of such payments, and (B) any security the issuer of which is also issuing securities of the character described in clause (A) and the holder of which has substantially the same rights and privileges as those which holders of securities of the character described in clause (A) have upon completing the periodic payments for which such securities provide;

          "Redeemable Security" means any security, other than short-term paper, under the terms of which the holder, upon its presentation to the issuer or to a person designated by the issuer, is entitled (whether absolutely or only out of surplus) to receive approxi mately his proportionate share of the issuer's current net assets, or the cash equivalent thereof.

          6.   Funding does not directly or indirectly
own or operate facilities used for the generation, trans
mission or distribution of electric energy for sale or
facilities used for the distribution at retail of natural
or manufactured gas for heat, light or power and Funding
does not own any interest in any company which owns or
operates such facilities.
          IN WITNESS WHEREOF, I have executed this cer
tificate this      day of October 1995.



                    By: /s/ Jocelyn F.L. Barandiaran
                        ----------------------------

                        Name: Jocelyn F.L. Barandiaran
                        Title: Corporate Secretary

==========================================================

                          Schedule I

                     Applicable Contracts
                     --------------------


                             None

=========================================================

                         Schedule II

                      Applicable Orders
                      ------------------
                             None


==============================================================


                Exhibit B to Opinion of
           Special Counsel to AnnTaylor, Inc.
           ----------------------------------

                 Officer's Certificate
                 ----------------------



          I, Jocelyn F.L. Barandiaran, am Vice President, General Counsel and Corporate Secretary of AnnTaylor, Inc., a Delaware corporation ("AnnTaylor"). I understand that pursuant to (i) Section 5.01(h)(i) of that certain Amended and Restated Receivables Financing Agreement, dated as of October 31, 1995 (the "Receivables Financing Agreement"), among AnnTaylor Funding, Inc. ("Funding"), AnnTaylor, as servicer, Market Street Capital Corp. and PNC Bank, National Associ ation, Skadden, Arps, Slate, Meagher & Flom is rendering an opinion (the "Opinion"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in Appendix A to the Receivables Financing Agreement. I further understand that Skadden, Arps, Slate, Meagher & Flom is rely ing on this certificate and the statements made herein in ren dering the Opinion.

          With regard to the foregoing, on behalf of AnnTaylor, I certify that:

          1. The chief executive office of AnnTaylor is located at 142 West 57th Street, New York, New York 10019.

          2. As of the date hereof, AnnTaylor has not re ceived any objection to the letter dated October 27, 1995 from AnnTaylor to the Agent under the AnnTaylor Credit Agreement as described in paragraph 4 of the Opinion.

          3. Set forth on Schedule I hereto are all of the agreements and instruments (other than the Transaction
Documents) to which AnnTaylor is a party which are material to the business or financial condition of AnnTaylor.

          4. Set forth on Schedule II hereto are all of the orders, judgments and decrees of any governmental authority which are material to the business or property of AnnTaylor.

          5. AnnTaylor holds no stock in any company other than the stock represented by the certificates set forth on
Schedule III hereto; none of such stock is traded on a national securities exchange.

          6. AnnTaylor (i) is not and does not hold itself out as being, engaged primarily nor does it propose to engage primarily, in the business of investing, reinvesting or trading in Securities (as hereinafter defined), (ii) has not and is not engaged in, and does not propose to engage in, the business of issuing Face-Amount Certificates of the Installment Type (as hereinafter defined) and has no such certificate outstanding and (iii) is not engaged and does not propose to engage in the business of investing, reinvesting, owning, holding or trading in Securities, whether or not as its primary activity, and does not own or propose to acquire Investment Securities (as hereinafter defined) having a Value exceeding 40% of the Value of the total assets of AnnTaylor (exclusive of Government Securities (as hereinafter defined)) on an unconsolidated basis.

          As used in this Certificate, the following terms shall have the following meanings:

          "Control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company;

          "Face-Amount Certificate of the Installment Type" means any certificate, investment contract, or other Security that represents an obligation on the part of its issuer to pay a stated or determinable sum or sums at a fixed or determinable date or dates more than 24 months after the date of issuance, in consideration of the payment of periodic installments of a stated or determinable amount;

          "Government Securities" means all Securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing;

          "Investment Securities" includes all Securities except (A) Government Securities, (B) Securities issued by employees' securities companies, and (C) Securities issued by Majority-Owned Subsidiaries of AnnTaylor which are not engaged and do not propose to be engaged in activities within the scope of clauses (i), (ii) or (iii) of paragraph 5 of this Certificate;

          "Majority-Owned Subsidiary" of a person means a company 50% or more of the outstanding Voting Securities of which are owned by such person, or by a company which, within the meaning of this paragraph, is a Majority-Owned Subsidiary of such person. Notwithstanding the foregoing, a company shall not be considered a Majority-Owned Subsidiary of a person if Control of such company rests with someone other than such person;

          "Security" means any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral-trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities ex change relating to foreign currency, or, in general, any interest or instrument commonly known as a "security," or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing;

          "Value" means (i) with respect to Securities owned at the end of the last preceding fiscal quarter for which market quotations are readily available, the market value at the end of such quarter; (ii) with respect to other Securities and assets owned at the end of the last preceding fiscal quarter, fair value at the end of such quarter, as determined in good faith by or under the direction of the board directors; and (iii) with respect to securities and other assets acquired after the end of the last preceding fiscal quarter, the cost thereof;

          "Voting Security" means any security presently entitling the owner or holder thereof to vote for the election of directors of a company.

          7. AnnTaylor does not directly or indirectly own or operate facilities used for the generation, transmission or distribution of electric energy for sale or facilities used for the distribution at retail of natural or manufactured gas for heat, light or power and AnnTaylor does not own any interest in any company which owns or operates such facilities.

          IN WITNESS WHEREOF, I have executed this certificate
this      day of October, 1995.



                    By:  /s/Jocelyn F.L. Barandiaran
                         -------------------------
                        Name: Jocelyn F.L. Barandiaran
                        Title: V.P., Gen'l Counsel & Corp. Secty
=====================================================================


                          Schedule I

                     Applicable Contracts
                     --------------------

1. Amended and Restated Credit Agreement, dated as of Septem ber 29, 1995, among AnnTaylor, Bank of America National Trust and Savings Association ("Bank of America") and Fleet Bank, National Association, as Co-Agents, the finan cial institutions party thereto, BA Securities, Inc., as Arranger, and Bank of America, as Agent (the "Agent").

2.   Borrower Pledge Agreement, dated as of September 29,
     1995, made by AnnTaylor in favor of the Agent.

3.   Trademark Security Agreement, dated as of September 29,
     1995, made by AnnTaylor in favor of the Agent.

4. Tax Sharing Agreement, dated as of July 12, 1989, between the Company and AnnTaylor Stores Corporation.

5. Agreement, dated as of July 13, 1993, among Cygne De signs, Inc., Cygne Design F.E., Limited, CAT US Inc.,
     C.A.T. (Far East) Limited and AnnTaylor.

6.   Stock Subscription Agreement, dated as of January 24,
     1994, between Funding and AnnTaylor.

7. Indenture, dated as of June 15, 1993, between AnnTaylor and Fleet Bank, N.A., as Trustee.

8. Lease, dated as of March 17, 1989, between Carven Associ ates and AnnTaylor concerning the West 57th Street head quarters, as amended by the First Amendment thereto dated as of November 14, 1990, the Second Amendment thereto dated as of February 28, 1993 and the Third Amendment thereto dated as of June 24, 1993, and the letter agree ment dated as of October 1, 1993, the Extension and Amendment to Lease dated October 1, 1993, the Modifica tion and Extension Amendment dated April 14, 1994 and the letter agreement dated February 8, 1994. License Agree ments dated April 6, 1994 and July 9, 1994. Fifth Amend ment to Lease dated March 14, 1995, and Letter Agreement for Tenant Alterations dated March 1, 1995.

9.   Agreement of Sublease dated March 15, 1995 between
     AnnTaylor, Inc. and Manhattan Pacific Amalgamated Broker age Co., Inc.

10. Lease, dated June 12, 1986, between SMR 85-1 Limited Part nership and AnnTaylor (as successor in interest to ASC Stores III, Inc.) concerning the New Haven offices, as amended by the Amendment to Lease dated December 7, 1987 and the Second Amendment to Lease dated December 10, 1992.

=============================================================


                         Schedule II

                      Applicable Orders
                      -----------------

                             None


============================================================


                           Schedule III

                      Stock Certificates(1)
                      -------------------


Company                    Certificate Nos.          No. of Shares
-------                    ----------------          -------------

AnnTaylor Travel, Inc.          1                           1

CAT US Inc.                     1                           2,000

CAT US Inc.                     11                          2,000

C.A.T. (Far East) Limited       5                           30,000

C.A.T. (Far East) Limited       8                           30,000

AnnTaylor Funding, Inc.         1                           100

AnnTaylor Distribution
 Services, Inc.                 1                           1


--------------------

(1) All of these stock certificates have been pledged to Bank of America National Trust and Savings Association, as agent, pursuant to the Borrower Pledge Agreement, dated as of September 29, 1995.





                              III- 1

=====================================================================
                                    Schedule 5.01 (h) -(ii)
                                    -----------------------------

                       FORM OF OPINION OF
                  GENERAL COUNSEL OF ANNTAYLOR
                  ----------------------------

                         (See Attached)

====================================================================


October 31, 1995


Market Street Capital Corp.
c/o AMACAR Group L.L.C.
6707-D Fairview Road
Charlotte, North Carolina  282210


PNC Bank, National Association
Fifth Avenue and Wood Street
Pittsburgh, Pennsylvania 15265


United States National Bank of Oregon
555 S. W. Oak Street
Suite 400
Portland, Oregon  97204


Dear Sirs and Madams:

I am Vice President, General Counsel and Corporate Secretary of AnnTaylor, Inc., a Delaware corporation ("Ann Taylor"). I am delivering  this  opinion  in connection  with  the  preparation, execution and delivery of (i) the Amended and Restated Receivables Financing Agreement, dated as of October 31, 1995 (the "Receivables Financing Agreement"), among AnnTaylor Funding, Inc., a Delaware corporation, Market Street Capital Corp. (the "Lender"), Ann Taylor, as Servicer, and PNC Bank, National Association, and (ii) certain other agreements, instruments and documents related to the Receivables Financing Agreement. This opinion is being delivered pursuant to Section 5.01(h)(ii) of the Receivables Financing Agreement. Capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in Appendix A to the Receivables Financing Agreement.

In this connection, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of (i) the Receivables Financing Agreement, (ii) Amendment No. 1, dated as of October 31, 1995, to the Purchase Agreement (the "Purchase Agreement Amendment"), (iii) the Certificate of Incorporation and By-Laws of Ann Taylor, as presently in effect, and (iv) resolutions of the Board of
Directors of Ann Taylor relating to the Receivables Financing Agreement and the Purchase Agreement Amendment. I have also examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of such records of Ann Taylor and such agreements, certificates of public officials, certificates of officers or representatives of Ann Taylor and others, and such other documents, certificates and corporate or other records as I have deemed necessary or appropriate as a basis for the opinions set forth below.


=================================================================


Market Street Capital Corp.
PNC National Association
United States National Bank of Oregon
October 31, 1995
Page Two




In my examination, I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies. As to any facts material to this opinion that I did not independently establish or verify, I have relied upon certificates, statements and representations of officers and other representatives of Ann Taylor and others.

I am admitted to the Bar of the State of New York and express no opinion as to the laws of any other jurisdiction except the General Corporation Law of the State of Delaware and the laws of the United States of America to the extent specifically referred to herein.

Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

1.Ann   Taylor  is  a  corporation  duly  incorporated,   validly
  existing and in good standing under the laws of the State of Delaware.

2.Ann  Taylor is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on Ann Taylor.

This opinion is being furnished by me as Vice President, General Counsel and Corporate Secretary of Ann Taylor to you solely for your benefit, and is not to be used or relied upon by any other person without my express prior written consent, except that a copy of this letter may be delivered to Standard & Poor's and Moody's Investors Service in connection with the rating of Commercial Paper Notes, and except that an assignee of the Lender that becomes a party to the Receivables Financing Agreement may rely on this opinion as if it were addressed to such assignee and delivered on the date hereof.

Very truly yours,


Jocelyn F.L. Barandiaran
Vice President / General Counsel

===================================================================

                                   Schedule 5.01(h)-(iii)
                                   ----------------------


              FORM OF TRUE SALE OPINION OF
          SKADDEN, ARPS, SLATE, MEAGHER, & FLOM
          --------------------------------------

                     (See attached)


=========================================================

                              October 31, 1995


The Persons listed on
Schedule I hereto



          Re:  AnnTaylor, Inc./AnnTaylor Funding, Inc.
               ----------------------------------------


          Reference is made to (i) the Purchase and Sale
Agreement, dated as of January 27, 1994 (the "Purchase
Agreement") between AnnTaylor, Inc. ("AnnTaylor"), as seller, and AnnTaylor Funding, Inc. ("Funding") and (ii) the Receivables Financing Agreement, dated as of Janu ary 27, 1994 (the "Receivables Financing Agreement") among Funding, AnnTaylor, as servicer, Clipper Receiv ables Corporation, as lender, State Street Boston Capital
Corporation, as administrator and PNC Bank, National
Association, as relationship bank. Capitalized terms used and not otherwise defined herein have the respective meanings assigned thereto in Appendix A to the Receiv ables Financing Agreement.

          In connection with the initial closing under the Purchase Agreement and the Receivables Financing
Agreement which occurred on January 27, 1994, we deliv ered to the Persons listed on Schedule I to each of the following opinion letters (i) our opinion letter address ing whether the Pool Receivables would be property of AnnTaylor's estate if AnnTaylor were to become a debtor in a case under the Bankruptcy Code (the "True Sale Opin ion") and (ii) our opinion letter addressing whether
Funding would be substantively consolidated with AnnTaylor if AnnTaylor were to become a debtor in a case under the Bankruptcy Code (the "Nonconsolidation Opin ion").

          The Purchase Agreement is being amended by an amendment, dated as of October 31, 1995 (the "Amendment") between AnnTaylor and Funding, and the Receivables Financ ing Agreement is being amended and restated by an Amended and Restated Receivables Financing Agreement, dated as of October 31, 1995 (the "Amended Receivables Financing
Agreement") among Funding, AnnTaylor, as servicer, Market
Street Capital Corp., as lender (the "Lender"), and PNC
Bank, National Association, as administrator. We are acting as special counsel to Funding and AnnTaylor in con nection with the Amendment and the Amended Receivables
Financing Agreement. This opinion is being delivered to you pursuant to Section 5.01(h)(i) of the Amended Receiv ables Financing Agreement. For purposes of this letter, we have reviewed originals of the Amendment and the Amended Credit Agreement, in each case as executed by the respective parties thereto.

          Based on such review, it is our opinion that the execution and delivery of the Amendment and the Amended Receivables Financing Agreement by each of
AnnTaylor and Funding, the modifications to the original provisions of the Purchase Agreement and the Receivables
Financing Agreement being effected by the Amendment and the Amended Receivables Financing Agreement, and the per formance by each of AnnTaylor and Funding of their respec tive obligations under the Purchase Agreement as amended by the Amendment and under the Amended Receivables
Financing Agreement would not, in and of themselves, ad versely affect the opinions we previously expressed in the True Sale Opinion and the Nonconsolidation Opinion
(subject to the assumptions, qualifications and limita tions set forth in such opinion letters). We hereby agree that each of the Persons listed on Schedule I hereto may rely on the True Sale Opinion and the Nonconsolidation Opinion as if each of such opinions were addressed to such Person and delivered on January 27, 1994.

          This letter is being furnished only to you and is solely for your benefit and is not to be used, quoted, relied upon or otherwise referred to by any other Person
(except that a copy of this letter may be delivered to Standard & Poor's and Moody's Investors Service, Inc. in connection with the rating of Commercial Paper Notes) or for any other purpose without our prior written consent, except that an assignee of the Lender which becomes a party to the Receivables Financing Agreement may rely on this letter as if it were addressed to such assignee and delivered on the date hereof.

                              Very truly yours,

                              Skadden, Arps, Slate,
                                Meagher and Flom

=======================================================

                       SCHEDULE I

               Market Street Capital Corp.
                c/o AMACAR Group, L.L.C.
                  6707-D Fairview Road
             Charlotte, North Carolina 28210



             PNC Bank, National Association
              Fifth Avenue and Wood Street
             Pittsburgh, Pennsylvania 15265



         United States National Bank of Oregon
                  555 S.W. Oak Street
                       Suite 400
                 Portland, Oregon 97204

----------------------------------------------------
                                  Schedule 5.01 (h)-(iv)
                                  ---------------------

            FORM OF SUBSTANTIVE CONSOLIDATION
     OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM
     -----------------------------------------------

                     (See attached)


=========================================================

                              October 31, 1995


The Persons listed on
Schedule I hereto



          Re:  AnnTaylor, Inc./AnnTaylor Funding, Inc.
               ---------------------------------------


          Reference is made to (i) the Purchase and Sale
Agreement, dated as of January 27, 1994 (the "Purchase
Agreement") between AnnTaylor, Inc. ("AnnTaylor"), as seller, and AnnTaylor Funding, Inc. ("Funding") and (ii) the Receivables Financing Agreement, dated as of Janu ary 27, 1994 (the "Receivables Financing Agreement") among Funding, AnnTaylor, as servicer, Clipper Receiv ables Corporation, as lender, State Street Boston Capital
Corporation, as administrator and PNC Bank, National
Association, as relationship bank. Capitalized terms used and not otherwise defined herein have the respective meanings assigned thereto in Appendix A to the Receiv ables Financing Agreement.

          In connection with the initial closing under the Purchase Agreement and the Receivables Financing
Agreement which occurred on January 27, 1994, we deliv ered to the Persons listed on Schedule I to each of the following opinion letters (i) our opinion letter address ing whether the Pool Receivables would be property of AnnTaylor's estate if AnnTaylor were to become a debtor in a case under the Bankruptcy Code (the "True Sale Opin ion") and (ii) our opinion letter addressing whether
Funding would be substantively consolidated with AnnTaylor if AnnTaylor were to become a debtor in a case under the Bankruptcy Code (the "Nonconsolidation Opin ion").

          The Purchase Agreement is being amended by an amendment, dated as of October 31, 1995 (the "Amendment") between AnnTaylor and Funding, and the Receivables Financ ing Agreement is being amended and restated by an Amended and Restated Receivables Financing Agreement, dated as of October 31, 1995 (the "Amended Receivables Financing
Agreement") among Funding, AnnTaylor, as servicer, Market
Street Capital Corp., as lender (the "Lender"), and PNC
Bank, National Association, as administrator. We are acting as special counsel to Funding and AnnTaylor in con nection with the Amendment and the Amended Receivables
Financing Agreement. This opinion is being delivered to you pursuant to Section 5.01(h)(i) of the Amended Receiv ables Financing Agreement. For purposes of this letter, we have reviewed originals of the Amendment and the Amended Credit Agreement, in each case as executed by the respective parties thereto.

          Based on such review, it is our opinion that the execution and delivery of the Amendment and the Amended Receivables Financing Agreement by each of
AnnTaylor and Funding, the modifications to the original provisions of the Purchase Agreement and the Receivables
Financing Agreement being effected by the Amendment and the Amended Receivables Financing Agreement, and the per formance by each of AnnTaylor and Funding of their respec tive obligations under the Purchase Agreement as amended by the Amendment and under the Amended Receivables
Financing Agreement would not, in and of themselves, ad versely affect the opinions we previously expressed in the True Sale Opinion and the Nonconsolidation Opinion
(subject to the assumptions, qualifications and limita tions set forth in such opinion letters). We hereby agree that each of the Persons listed on Schedule I hereto may rely on the True Sale Opinion and the Nonconsolidation Opinion as if each of such opinions were addressed to such Person and delivered on January 27, 1994.

          This letter is being furnished only to you and is solely for your benefit and is not to be used, quoted, relied upon or otherwise referred to by any other Person
(except that a copy of this letter may be delivered to Standard & Poor's and Moody's Investors Service, Inc. in connection with the rating of Commercial Paper Notes) or for any other purpose without our prior written consent, except that an assignee of the Lender which becomes a party to the Receivables Financing Agreement may rely on this letter as if it were addressed to such assignee and delivered on the date hereof.

                              Very truly yours,


                              Skadden, Arps, Slate,
                                Meagher and Flom

========================================================

                       SCHEDULE I



               Market Street Capital Corp.
                c/o AMACAR Group, L.L.C.
                  6707-D Fairview Road
             Charlotte, North Carolina 28210



             PNC Bank, National Association
              Fifth Avenue and Wood Street
             Pittsburgh, Pennsylvania 15265



         United States National Bank of Oregon
                  555 S.W. Oak Street
                       Suite 400
                 Portland, Oregon 97204
===============================================================
                                           Schedule 5.01 (h)-(v)
                                           --------------------

                                            October 31, 1995







Persons Listed on
Schedule I Hereto

Re:  Receivables Facility of AnnTaylor, Inc. and
     AnnTaylor Funding, Inc.
     -------------------------------------------

Ladies and Gentlemen:

      We have acted as special Connecticut counsel to AnnTaylor Funding, Inc., a Delaware corporation (the "Company"), to advise the Company with respect to the perfection, in Connecticut, of the security interest to be granted by the Company to Market Street Capital Corp. (the "Lender") pursuant to the Amended and Restated Receivables Financing Agreement, dated as of October 31, 1995 (the "Receivables Financing Agreement"), among the Company, the Lender, AnnTaylor, Inc. ("AnnTaylor"), as Servicer, and PNC Bank, National Association (the "Administrator"), and certain other agreements, instruments and documents related to the Receivables Financing Agreement. This opinion is being delivered pursuant to Section 5.01(h)(iii) of the Receivables Financing Agreement. Capitalized terms used herein are not otherwise defined herein shall have the same meanings herein as set forth in Appendix A to the Receivable Financing Agreement.

      In our examination we have assumed the genuineness of all signatures including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Company and its officers and other representatives and of public officials.

     In rendering the opinions set forth herein, we have examined and relied on originals or copies of the following:

          (a)  the Receivables Financing Agreement;

          (b) signed, unfiled copies of the UCC-1 financing statement under the Uniform Commercial Code as in effect in the State of Connecticut, naming the Company as debtor and the Lender as the secured party, which we understand and have assumed will be filed within ten days of the grant of a security interest in the Pool Receivables from the Company to the Lender, in the office of the Secretary of the State of the State of Connecticut (the "Filing Office") (such financing statement, the "Financing Statement");

          (c) a search report provided by Lexis Document Services, dated October 21, 1995 and covering the period through August 24, 1995 at 5:00 p.m. listing financing statements that name the Company as debtor and that are filed in the Filing Office, together with copies of such financing statements, a summary of which search report is attached as Exhibit A hereto (the "Search Report"); and

          (d) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

      Unless otherwise indicated, references in this opinion to the "Connecticut UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of Connecticut.

      Members of our firm are admitted to the bar of the State of Connecticut. We express no opinion as to the laws of any jurisdiction other than (i) the laws of the State of Connecticut, and (ii) the federal laws of the United States of America to the extent specifically referred to herein.

      Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:

      1. The Financing Statement is in appropriate form for filing in the Filing Office under the Connecticut UCC.

      2. The security interest in favor of the Lender in the portion of the Pool Receivables that constitutes accounts or general intangibles (each as defined in Article 9 of the Connecticut UCC) (the "Article 9 Filing Collateral") will be perfected upon the later of (i) attachment of the security interest and (ii) the filing of the Financing Statement in the Filing Office. No other security interest of any other transferee from the Company is equal or prior to the security interest of the Lender in such Article 9 Filing Collateral.

      The opinions expressed herein are subject to the following qualifications, exceptions and limitations:

           (a) we have assumed, with your consent and without investigation, that the security interest granted by the Company to Clipper Receivables Corporation ("Clipper"), as evidenced by UCC-1 financing statement no. 1044374 which was filed in the Filing Office on January 31, 1994 has been validly assigned by Clipper to the Lender and that a form UCC-3 evidencing such assignment has been duly filed in the Filing Office, and we express no opinion as to the validity or effect of any such assignment;

          (b) we express no opinion with respect to the validity of the security interest of the Lender but have assumed for purposes of the opinions set forth herein that such security interest is valid under the laws of the State of New York;

          (c) we have assumed that the Article 9 Filing Collateral exists and the Company has sufficient rights in the
Article 9 Filing Collateral for the security interest of the Lender to attach, and we express no opinion as to the nature or extent of the Company's rights in or title to any Article 9 Filing Collateral;

          (d) we call to your attention that Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by the debtor after the commencement of a case under the United States Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by such debtor before the commencement of such case;

          (e) we call to your attention that the security interest of the Lender in proceeds, and the perfection of such security interest, is limited to the extent set forth in
Section 9-306 of the Connecticut UCC and to property of a type subject to the Connecticut UCC;

          (f) we call to your attention that the security interest of the Lender may be subject to the rights of account debtors, claims and defenses of account debtors and the terms of agreements with account debtors;

          (g) we express no opinion regarding the security interest of the Lender in any of the Article 9 Filing Collateral consisting of claims against any government or governmental agency (including, without limitation, the United States of America or any state thereof or any agency or department of the United States of America or any state thereof);

          (h) in the case of any account or general intangible which is itself secured by other property, we express no opinion with respect to the rights of the Lender in and to such underlying property;

          (i) we have assumed, with your consent and without investigation, that the chief executive office of the Company as of the date of filing of the Financing Statement is located in the State of Connecticut, and we express no opinion with respect to the perfection or priority of the security interest of the Lender in the Article 9 Filing Collateral if it were to be determined that the chief executive office of the Company is located in any jurisdiction other than the State of Connecticut;

          (j) we call to your attention that the perfection of the security interest of the Lender in Article 9 Filing Collateral may be governed by laws other than the Connecticut UCC if the chief executive office of the Company is or becomes located in a jurisdiction other than Connecticut;

          (k) we call to your attention that (i) the perfection of the security interest of the Lender as to the Article 9 Filing Collateral will be terminated as to any such property acquired by the Company more than four months after the Company changes its name, identity or corporate structure so as to make the Financing Statement seriously misleading unless new appropriate financing statements indicating the new name, identity or corporate structure of the Company are properly filed before the expiration of such four months, and (ii) the Connecticut UCC requires the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the filing of the original Financing Statement or the filing of any continuation statements in order to maintain the effectiveness of the original Financing Statement;

          (l) we express no opinion as to the priority of the security interest of the Lender in the Article 9 Filing Collateral against: (i) any liens, claims or other interests that arise by operation of law and do not require any filing or possession in order to take priority over security interests perfected through the filing of a financing statement; (ii) any lien, claim or encumbrance in favor of the United States of America or any State, or any agency or instrumentality of either of them or any other governmental entity (including, without limitation, federal tax liens, liens arising under the Employee Retirement Income Security Act of 1974, as amended, or claims given priority pursuant to 31 U.S.C. 3713); (iii) a lien creditor who attached or levied prior to the perfection of the security interest of the Lender; (iv) a lien creditor with respect to future advances to the extent set forth in Section 9-301(4) of the Connecticut UCC; (v) another secured creditor with respect to any future advances to the extent set forth in
Section 9-312(7) of the Connecticut UCC; (vi) a security interest perfected under the laws of another jurisdiction to the extent that the Company had its chief executive office in such jurisdiction within four months prior to the date of the perfection of the security interest of the Lender; (vii) a security interest perfected without filing any financing statement pursuant to Section 9-302(1) of the Connecticut UCC;
(viii) a security interest perfected by filing a financing statement naming the Company as debtor using a trade name, fictitious name or previous name; (ix) the holder of a perfected "purchase money security interest" as such term is defined in
Section 9-107 of the Connecticut UCC; (x) another secured party with a perfected security interest in other property of the Company to the extent the Pool Receivables are proceeds of such other creditor's collateral; (xi) any person who has entered into a subordination or intercreditor agreement with the Lender;
(xii) any claim for wages, salary or other compensation; (xiii) a purchaser of accounts purchased as part of the sale of the business out of which they arose; (xiv) an assignment of accounts for purposes of collection only or a transfer of a single account; (xv) any claim arising out of tort or any surety who is subrogated to the rights of the Company; or (xvi) the security interest of a creditor who filed a financing statement based on a prior or incorrect location of the chief executive office of the Company to the extent such other financing statement would be effective under Section 9-401(2) or (3) of the Connecticut UCC;
(xvii) a security interest or lien existing by reason of a security interest in or lien upon such collateral or upon any goods the sale or disposition of which has given rise to such collateral, which security interest or lien was created by or levied against any prior owner of any interest in such collateral or goods; and

          (m) we have assumed that (i) all relevant financing statements in which the Company is named as debtor have been properly filed(except for the Financing Statements), indexed and recorded in the Filing Office and are identified in the Search Report and (ii) no financing statements naming the Company as debtor were filed in the filing Office between the effective date of the Search Report and the date of the filing of the Financing Statement in the Filing Office.

      This opinion is being furnished only to you and is solely for your benefit and is not to be used, quoted, relied upon or otherwise referred to by any other Person (except that a copy of this letter may be delivered to Standard & Poor's and Moody's Investors Service, Inc. in connection with the rating of Commercial Paper Notes) or for any other purposes without our prior written consent, except that an assignee of the Lender which becomes a party to the Receivables Financing Agreement may rely on this opinion as if it were addressed to such assignee and delivered on the date hereof.


                              Very truly yours,

                              TYLER COOPER & ALCORN



                              By /s/ Joseph C. Lee
                                 -------------------
                                 Joseph C. Lee,
                                   A Partner




==============================================================

                           SCHEDULE I




                    Market Street Capital Corp.
                    c/o AMACAR Group, L.L.C.
                    6707-D Fairview Road
                    Charlotte, North Carolina  28210



                    PNC Bank, National Association
                    Fifth Avenue and Wood Street
                    Pittsburgh, Pennsylvania 15265


                    United States National Bank of Oregon
                    555 S.W. Oak Street
                    Suite 400
                    Portland, Oregon  97204









=========================   END DOCUMENT  ============================